UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Norfolk Southern Corporation

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2026

notice of the **ANNUAL MEETING** of **SHAREHOLDERS** and **PROXY STATEMENT**

NORFOLK SOUTHERN

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Proxy Statement are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “anticipate,” “believe,” “project,” or other comparable terminology. While the Company has based these forward-looking statements on those expectations, assumptions, estimates, beliefs, and projections it views as reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, including but not limited to: (i) the Company’s ability to successfully implement its operational, productivity, and strategic initiatives; (ii) changes in domestic or international economic, political or business conditions, including those impacting the transportation industry; (iii) a significant adverse event on our network, including but not limited to a mainline accident, discharge of hazardous material, or climate-related or other network outage; (iv) the outcome of claims, litigation, governmental proceedings, and investigations involving the Company, including those with respect to the Eastern Ohio incident; (v) new or additional governmental regulation and/or operational changes resulting from or related to the Eastern Ohio incident or otherwise; (vi) a significant cybersecurity incident or other disruption to our technology infrastructure; and (vii) those pertaining to our pending Merger with Union Pacific Corporation. These and other important factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Website references throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this Proxy Statement. References in this Proxy Statement to “Norfolk Southern,” “we,” “us,” “our,” the “Company,” or the “Corporation” refer to Norfolk Southern Corporation unless the context indicates otherwise.

Non-GAAP Financial Measures

Information included within this Proxy Statement contains non-GAAP financial measures, including adjusted operating ratio and adjusted operating income, both of which were used to calculate 2025 annual incentive awards. These non-GAAP financial measures should be considered in addition to, not as a substitute for, the financial measures reported in accordance with U.S. generally accepted accounting principles (GAAP). The following tables adjust our full year 2025 GAAP calculation of operating ratio and operating income to exclude the effects of real estate sales and other charges (as all other items that were previously excluded when calculating adjusted operating ratio or adjusted operating income, including those related to the impact of the Eastern Ohio incident, were included when calculating 2025 annual incentive awards). We use these non-GAAP financial measures internally and believe this information provides useful supplemental information to investors by excluding these charges. While we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant to be considered in isolation from, or as a substitute for, the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similar measures presented by other companies. Information about the adjustments that are not currently available to us could have a potentially unpredictable and significant impact on future GAAP results. Adjusted operating ratio and adjusted operating income, as used in calculating our 2025 annual incentive awards, differ from non-GAAP adjusted operating ratio and adjusted operating income that we report externally because they do not further adjust the GAAP equivalent metrics to exclude the impact of the Eastern Ohio incident (consistent with shareholder feedback during extensive off-season engagement) and railway line sales (consistent with past practice and the terms of the underlying incentive plans). Based on extensive shareholder feedback received in 2024, the Committee determined to continue including the financial impact of the East Palestine incident in calculating our executive compensation outcomes for 2025.

Full Year 2025
Operating ratio	64.2%
Effect of real estate sales and other charges	(1.0%)
Adjusted operating ratio	63.2%
Operating Income	$4.356B
Effect of real estate sales and other charges	$140M
Adjusted operating income	$4.496B

MEETING DETAILS

Date and Time:

Thursday, May 7, 2026

8:00 a.m. ET

Virtual Meeting:

The Annual Meeting is a
virtual meeting. Register at
www.proxydocs.com/NSC

Record Date:

Only shareholders of record
as of the close of business on
March 2, 2026, will be entitled
to notice of and to vote at the
Annual Meeting

Attendance:

Only shareholders of record or
their legal proxies may participate
in the virtual Annual Meeting

Norfolk Southern Corporation 650 West Peachtree Street, NW Atlanta, Georgia 30308

For the 2026 Annual Meeting

NOTICE OF ANNUAL MEETING

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement before voting.

AGENDA

At the Annual Meeting of Norfolk Southern Corporation, shareholders will vote on the following items:

Election of 12 directors for a one-year term
Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026
Approval of the advisory resolution on executive compensation
Such other business as properly may come before the meeting and any adjournments or postponements.

VOTING

Each share of common stock (other than shares held by our wholly owned subsidiaries)

held by shareholders of record of such common stock as of the close of business on

March 2, 2026, is entitled to one vote on each of the items to be voted on at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT

If you do not expect to attend the virtual Annual Meeting, we urge you to vote by telephone or internet as described below, or, if you received your materials by mail, by completing, dating, and signing the proxy card/voting instruction form, and returning it in the accompanying envelope. You may revoke your proxy or instructions at any time before your shares are voted by following the procedures described in “Voting and Proxies” beginning on page 92.

PROXY VOTING METHODS

Even if you plan to attend the virtual Annual Meeting, please vote as early as possible by using one of the following advance voting methods (see “Voting and Proxies” beginning on page 92 for additional details). Make sure to have the proxy card/voting instruction form or Notice of Internet Availability in hand, and follow the instructions. You can vote in advance in one of three ways:

Via the Internet	By Telephone	By Mail

Locate the control number included in your proxy card or voting instruction form in order to access the website indicated.	Call the telephone number on the proxy card/voting instruction form or Notice of Internet Availability to vote.	Mark, sign, date, and then return the proxy card or voting instruction form in the postage-paid envelope provided.

By order of the Board of Directors,

J. JEREMY BALLARD

Corporate Secretary

Dated: March 27, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 7, 2026

You may access our Notice and Proxy Statement, our Annual Report, and our form of proxy at www.proxydocs.com/NSC. In addition, our Notice and Proxy Statement and Annual Report are available on our website at www.norfolksouthern.com.

Attendance at the Meeting

To attend the virtual Annual Meeting, you must be a shareholder on the record date and have previously registered to attend the meeting. Register to attend the Annual Meeting on or before 8:00 a.m. ET on May 6, 2026, by visiting www.proxydocs.com/NSC. You will need the control number found on your proxy card or voting instruction form. You will receive a confirmation e-mail with information on how to attend the meeting. After you have registered, you will be able to participate in the Annual Meeting by clicking the link shown in your confirmation e-mail. Beneficial shareholders who do not have a control number should follow the instructions provided on the voting instruction form provided by your broker, bank, or other nominee. In addition to registering for the meeting, beneficial holders that wish to vote at the meeting must obtain a legal proxy from their bank, broker, or other nominee prior to the meeting. You will need to have an electronic image (such as a PDF file or scan) of the legal proxy with you if you are voting at the meeting.

Participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. Electronic entry to the meeting will begin at 7:45 a.m. ET and the meeting will begin promptly at 8:00 a.m. ET. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.proxydocs.com/NSC.

A LETTER FROM OUR BOARD CHAIR

Fellow Shareholder,

On behalf of your Board of Directors, I want to thank you for your continued support of Norfolk Southern. As set forth below, we made significant progress during 2025 advancing our strategic goals, enhancing governance and aligning with our shareholders. These efforts, coupled with management’s disciplined and proactive approach, have helped deliver meaningful safety, service, and operating improvements for our shareholders and customers.

Agreed to Merge with Union Pacific, creating America’s First Transcontinental Railroad. Following significant deliberation, your Board elected to enter into a Merger Agreement with Union Pacific Corporation, potentially creating America’s first transcontinental railroad. The proposed merger will create a railroad capable of providing faster and more streamlined service to our customers, enhancing its ability to compete with the highway and other modes of transportation, leading to better long-term returns for our shareholders. As the regulatory review process proceeds, we will remain focused on safety, service, and operational excellence, closely track employee engagement and retention, and advance integration planning to ensure a smooth transition, overseen by a combined board that is expected to include the current Chair of Norfolk Southern (me), the current CEO of Norfolk Southern (Mark George), and one other current Norfolk Southern director.

Continued Strong Director-Led Shareholder Engagement Efforts. Underscoring its importance as one of our core governance practices, our Board continues its focus on Director-led shareholder engagement. These discussions, in which I have personally participated, create a direct line of communication between our Board and primary shareholders, enabling open dialogue to explain key initiatives, gather feedback and address the issues that matter most to them. In recent years, these discussions have addressed a range of topics, including the Board’s approach to the proposed Union Pacific merger and enhancements to our executive compensation program, ultimately leading to approval by 99% and 95% of our voting shareholders, respectively. Looking ahead, we will continue to prioritize this dialogue, which complements ongoing engagement with our management and investor relations teams and strengthens alignment in delivering long-term value.

Enhanced Governance in 2025. We are pleased with our refreshed Board -- welcoming nine new directors since July 2023 -- and their strong engagement, communication, and alignment with management and shareholders. In 2025, we further refined our Board and Committee processes to make sure that specific focus areas are addressed more frequently and in greater detail. This included a review and update of our corporate governance processes considering peer practice, emerging governance trends, and business needs. As a result, oversight of several critical areas -- including enterprise risk management, technology and cybersecurity, and capital budgeting -- was elevated to the full Board, while the scope of Board Committee oversight was further aligned and expanded. Please see the “2026 Corporate Governance Highlights” section beginning on page  for more information on these activities, which we believe will further enable the Board to drive value for our shareholders.

Continued Safety, Service, and Operational Progress.  Management continues to build on the strong foundation established over the past several years, with safety at the core of ongoing service and operational improvements. Continued investments in training, culture, and detection technologies have delivered our lowest injury and accident rates in more than a decade, while also driving greater efficiency and resilience, highlighted by a 2025 all-time record for fuel efficiency and improved service for merchandise and intermodal customers.

As we look ahead to 2026, management remains focused on building momentum and delivering value for shareholders.

Thank you for allowing me to serve your interests as the independent Chair of our Board of Directors and for your continued confidence in Norfolk Southern.

Sincerely,

Richard Anderson

Board Chair

March 27, 2026

Norfolk Southern Corporation

Meeting DetailS

Date and Time:

Thursday, May 7, 2026

8:00 a.m. ET

Attendance:

Only Shareholders of record or their legal proxies may participate in the virtual Annual Meeting

Virtual Meeting

The Annual Meeting is a

virtual meeting. Register at

www.proxydocs.com/NSC

Record Date:

Only Shareholders of record as of the close of business on March 2, 2026, will be entitled to notice of and to vote at the Annual Meeting

Norfolk Southern Corporation 650 West Peachtree Street, NW Atlanta, Georgia 30308

For the 2026 Annual Meeting

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement before voting.

VOTING MATTERS

Item Description		Recommendation	Page
1	Election of 12 directors for a one-year term	FOR EACH NOMINEE	7
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026	FOR	40
3	Approval of the advisory resolution on executive compensation	FOR	42
WAYS TO VOTE

Via the Internet Locate the control number included in your proxy card or voting instruction form in order to access the website indicated.	By Phone Use any touch-tone phone to vote our proxy card or voting instruction form by following the recorded instructions.	By Mail Mark, sign, date, and then return the proxy card or voting instruction form in the postage-paid envelope provided.

Norfolk Southern Corporation	2026 Proxy Statement 1

Proxy Summary

NORFOLK SOUTHERN DIRECTOR NOMINEES

Name	Age	Director Since	Principal Occupation	Independent	Committees (as of March 27, 2026)

Richard H. Anderson	70	2024	Former President and CEO, Amtrak, Former CEO, Delta, and Northwest Airlines		AC, Comp, EC (Chair)

William Clyburn, Jr.	59	2024	Founder and CEO, Clyburn Consulting, LLC; Former Vice Chairman and Commissioner, U.S. Surface Transportation Board		GNC, SC

Philip S. Davidson	66	2023	Retired Admiral, U.S. Navy		AC, SC

Francesca A. DeBiase	60	2023	Former Executive Vice President and Global Chief Supply Chain Officer, McDonald’s Corporation		Comp, EC, GNC (Chair)

Marcela E. Donadio	71	2016	Former Audit Partner and Americas Oil & Gas Sector Leader, Ernst & Young LLP		AC (Chair), EC, SC

Sameh Fahmy	74	2024	Former Executive Vice President, Precision Scheduled Railroading, Kansas City Southern		AC, SC

Mark R. George	59	2024	President and CEO, Norfolk Southern Corporation		EC

Mary Kathryn “Heidi” Heitkamp	70	2024	Former U.S. Senator		GNC, SC

John C. Huffard, Jr.	58	2020	Co-Founder, Tenable Holdings, Inc.		Comp (Chair), EC, GNC

Christopher T. Jones	61	2020	Former Corporate VP and President, Technology Services sector, Northrop Grumman Corporation		AC, EC, SC (Chair)

Gilbert H. Lamphere	73	2024	Chairman of MidRail LLC and former board member of Illinois Central Railroad (Chairman), Canadian National Railway Company, and CSX Corporation		AC, Comp

Lori J. Ryerkerk	63	2025	Former President and CEO, Celanese Corp.		Comp, GNC

AC: Audit and Finance Committee, EC: Executive Committee, GNC: Governance and Nominating Committee, Comp: Compensation and Talent Management Committee, SC: Safety Committee

BOARD COMPOSITION, TENURE, AND DIVERSITY

(1)
Includes gender, racial, and ethnic diversity

2 2026 Proxy Statement	Norfolk Southern Corporation

Proxy Summary

en

2025 BUSINESS HIGHLIGHTS

In 2025, Norfolk Southern strengthened the foundation of our railroad. We kept our cost commitments, maintained reliable service, and delivered measurable safety gains with the company’s best injury and accident rates in more than a decade. In the face of a volatile and challenging macroeconomic backdrop, the Company focused on the controllables to deliver outsized productivity savings in excess of $215 million, alongside our safety and service improvements. Additional notable achievements include:

Our railway operating revenues of $12.2 billion were up $57 million compared to full year 2024;

We moved 3% more gross ton-miles with 4% fewer employees;

Our operating ratio in 2025 was 64.2%, an improvement of 220 basis points, compared to 66.4% in 2024;

We delivered on our $2.2B capital budget on time and on budget;

Our diluted earnings per share were $12.75, an increase of 10% compared to 2024; and

We exceeded our original productivity target by $66M or 44%.

Network Health

AAR Terminal Dwell (Hours)(1)

5-Year FY Average
22.1
22.5
22.7
22.4
22.3
Better
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Train Speed (MPH)(2)

System
Merch.
22.5
20.3
22.3
19.9
21.6
19.2
22.0
19.5
22.0
19.7
5-Year FY Average
Better
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Asset Efficiency

Car Miles per Day(3)

118
116
115
118
118
5-Year FY Average
Better
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Locomotive Productivity (GTMs / Avail HP)(4)

130
130
131
132
130
5-Year FY Average
Better
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Customer Facing

Intermodal Svc Composite(5)

86%
85%
89%
92%
86%
5-Year FY Average
Better
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Merch Plan Compliance(6)

80%
79%
78%
80%
80%
5-Year FY Average
Better
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

(1)
Terminal Dwell is the average time a car resides at a terminal location expressed in hours. The measurement begins with a customer release, received interchange, or train arrival event and ends with a customer placement (actual or constructive), delivered or offered in interchange, or train departure event. Cars that move through a terminal on a run-through train are excluded, as are stored, bad ordered, and maintenance of way cars.
(2)
Train Speed measures the line-haul movement between terminals and represents the average speed calculated by dividing train-miles by total hours operated, excluding yard and local trains, passenger trains, maintenance-of-way trains, and terminal time.
(3)
Car Miles per Day is the average number of car miles moved each day for cars in the operating inventory.
(4)
GTMs / Avail HP measures gross ton miles moved each day divided by locomotive fleet horsepower available for use in transportation activities.
(5)
Intermodal Svc Composite measures the percent of composite intermodal loads available on-time for customer pick-up.
(6)
Merch Plan Compliance represents the percentage of merchandise shipments delivered no later than +24 hours of the initial trip plan ETA.

As we enter 2026, the demand environment remains unclear, but we are steadfastly focused on prioritizing the safety of our employees and communities, delivering consistent customer service, and driving further productivity gains to contain our costs in any volume environment.

Norfolk Southern Corporation	2026 Proxy Statement 3

Proxy Summary

2025 SUSTAINABILITY HIGHLIGHTS

Norfolk Southern plays an essential role in the U.S. economy, moving the goods and materials that power growth, enabling commerce, and providing access to international markets. We kept the economy moving in 2025, generating revenues of approximately $3.01 billion in intermodal shipments, $2.54 billion in agriculture, forest, and consumer products, and $1.72 billion in metals and construction merchandise.

We continue to integrate sustainability into daily operations to advance the safety and efficiency of our business, help our customers achieve their sustainability goals, and honor our commitments as a responsible corporate citizen. These commitments are integral to driving our business forward and ensuring long-term success for all stakeholders: investors, customers, employees, communities, and industry partners.

In 2025, we took the next steps in our sustainability journey, including:

Training for Safety: In 2025, over 5,800 first responders were trained through our Operation Awareness and Response program, which provides free training throughout our network, arming first responders with the skills and knowledge they need to respond to rail-related incidents.

Improving Safety: Our continued efforts to enhance our safety culture resulted in 2025 having our best FRA Accident Rate in more than a decade.

Modernizing our Locomotives: Our Juniata Locomotive Shop in Altoona, PA completed our 1,000th DC-to-AC locomotive conversion. Each conversion extends a locomotive's life by at least 20 years, improves reliability by up to 40%, and improves fuel efficiency by up to 25%.

Continuing to Improve Fuel Efficiency: In 2025, we improved fuel efficiency by 4.6%, continuing progress made in 2024, and reaching an all-time record. Our fuel efficiency efforts saved over 26 million gallons of diesel.

Introducing RailGreen: RailGreen is a first-of-its-kind solution enabling customers to reduce emissions from their freight rail shipments via verified certificates from the use of biodiesel in locomotives.

Leading in Sustainability: Josh Raglin, Norfolk Southern’s Chief Sustainability Officer, was named the 2025 Sustainable Business Leader of the Year by Environmental Finance and our living shoreline in Lamberts Point, Virginia won Best Sustainability Program from the U.S. Chamber of Commerce Foundation’s Citizens Awards.

Driving Industrial Development: Our customers advanced over 60 industrial development projects in 2025, representing $7.7 billion in industry investment for new or expanded rail–served facilities along NS and short line partner routes.

2025 Sustainability Progress Highlights

26 million	1,000+	5,800+

Gallons of diesel saved by improvements to fuel efficiency.	DC-to-AC locomotive modernizations, with each conversion saving fuel, improving reliability, and reducing emissions.	First responders trained, arming them with the skills and knowledge they need to respond to rail-related incidents.

4 2026 Proxy Statement	Norfolk Southern Corporation

Proxy Summary

2025 Corporate Governance Highlights

Since the start of 2025, we have elected a new Board Chair (Richard H. Anderson), a new Chair of the Compensation and Talent Management Committee (John C. Huffard, Jr.), and successfully onboarded a new director (Lori J. Ryerkerk).

Collectively, these directors bring significant railroad and transportation industry, executive, mergers and acquisitions, operational, safety, and information technology expertise to their roles.

We also further improved our processes by completing a comprehensive evaluation and benchmarking of Board and Committee roles and oversight, resulting in the Board’s decision in March 2025 to recalibrate our committee responsibilities and membership to ensure the Board will continue to drive enhanced shareholder outcomes. These specific changes include the following:

1.

Moving enterprise risk management, capital and operating budgeting, and cybersecurity oversight to the full Board, with specific time dedicated to review and discuss these topics regularly with management;

2.

Combining the Audit and Finance and Risk Management Committees, enabling oversight of enterprise risk management and cybersecurity to go directly to the Board with the remaining financial matters overseen by the renamed Audit and Finance Committee;

3.

Enhancing the focus of the Governance and Nominating Committee to expressly oversee Board and Committee Chair succession planning and the effectiveness of the working relationship and communication with management, among other items;

4.

Changing the name of the Human Capital Management and Compensation Committee to the Compensation and Talent Management Committee, and adding specific focus areas for it to oversee, including executive talent and leadership development, executive officer evaluation and succession planning, and workplace environment and culture, among others; and

5.

Creating a new Code of Ethics and Business Conduct for members of our Board of Directors, coupled with an initial and periodic certification process, to help Board members recognize and proactively address potential ethical issues, provide reporting mechanisms, and foster a culture of honesty and accountability.

The Board believes these enhancements better position them to engage and oversee management on behalf of shareholders and ensure that key enterprise-wide areas are called out for more focused review and discussion. Please see pages 33-36 for additional details on these enhancements.

Norfolk Southern Corporation	2026 Proxy Statement 5

Proxy Summary

Commitment to Robust Governance Practices
Strong Corporate Governance and Shareholder Rights
■	Annual election of directors
■	Majority vote standard with resignation policy in uncontested director elections
■	Independent, non-employee Board Chair
■	Proxy access right
■	Annual Say-on-Pay vote
■	Shareholder right to call special meetings
■	Policies prohibiting hedging and pledging of Norfolk Southern securities
■	Stock ownership guidelines and share retention requirements for executives and directors
■	New York Stock Exchange (“NYSE”) clawback policy covering financial restatements
■	Comprehensive supplemental clawback policy applicable to all incentive compensation, covering detrimental conduct, including reputational harm
■

Robust annual shareholder engagement program involving senior management and various Board members, with detailed summaries provided to the Governance and Nominating and Compensation and Talent Management Committees

■	Board-specific Code of Ethics and Business conduct adopted to help guide director behavior and accountability
Board Composition and Refreshment
■

Annual board and committee self-evaluation process, overseen by our independent Board Chair, coupled with one-on-one discussions with our Governance and Nominating Committee and Board Chairs to secure and relay, respectively, individual director feedback to promote growth and enhanced oversight and effectiveness, with periodic facilitation by an independent third party

■	Annual review of Board composition, skills and experience, and succession planning for board positions led by the Governance and Nominating Committee
■	Director retirement policy at age 75 supports refreshment
■	Onboarded one new director to our Board since the start of 2025
■	Annual review of director commitments and overboarding, with formal policy
Board Education and Training
■	Our NS OnBoard director orientation program for new directors that involves multiple meetings with senior management and site visits to better enable new directors to provide meaningful oversight
■	Curated education and enrichment opportunities provided in each of the first two years on the Board
■

Frequent engagement opportunities for continuing education about the Company and new legal and regulatory requirements, including extensive Board-specific programming outside the boardroom, including facility visits, operational and technological deep dives, and scheduled and impromptu meetings with Company management and safety and operational personnel

■	Participation in outside director education seminars is encouraged

6 2026 Proxy Statement	Norfolk Southern Corporation

Norfolk Southern Corporation

CORPORATE GOVERNANCE AND THE BOARD

ITEM 1

The following individuals have been nominated by the Board for election as directors for a one-year term expiring at the 2027 Annual Meeting: Richard H. Anderson, William Clyburn, Jr.,

Philip S. Davidson, Francesca A. DeBiase, Marcela E. Donadio, Sameh Fahmy, Mark R. George, Mary Kathryn “Heidi” Heitkamp, John C. Huffard, Jr., Christopher T. Jones, Gilbert H. Lamphere, and Lori J. Ryerkerk.

So that you have information concerning the independence of the process by which our Board of Directors selected the nominees, we confirm, as required by the SEC, that (1) there are no family relationships among any of the nominees or among any of our nominees and any officer, (2) there is no arrangement or understanding between any Norfolk Southern nominee or director and any other person pursuant to which the nominee or director was selected, and (3) none of our directors or director nominees were participants in related-party transactions required to be disclosed by the SEC rules. The age listed for each Norfolk Southern director nominee is as of March 2, 2026. Additional information on the experience and expertise of the Norfolk Southern director nominees can be found on the following pages.

Election of 12 Directors for a One-Year Term The Board of Directors unanimously recommends that shareholders vote FOR the Board’s 12 nominees for election as directors. FOR

	Name	Age	Director Since	Independent
	Richard H. Anderson	70	2024
	William Clyburn, Jr.	59	2024
	Philip S. Davidson	66	2023
	Francesca A. DeBiase	60	2023
	Marcela E. Donadio	71	2016
	Sameh Fahmy	74	2024
	Mark R. George	59	2024
	Mary Kathryn “Heidi” Heitkamp	70	2024
	John C. Huffard, Jr.	58	2020
	Christopher T. Jones	61	2020
	Gilbert H. Lamphere	73	2024
	Lori J. Ryerkerk	63	2025

Norfolk Southern Corporation	2026 Proxy Statement 7

Norfolk Southern Corporation

CORPORATE GOVERNANCE AND THE BOARD

8 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

DIRECTOR NOMINEES

RICHARD H. ANDERSON INDEPENDENT DIRECTOR SINCE: 2024 AGE: 70 COMMITTEES: ■ Audit and Finance ■ Compensation and Talent Management ■ Executive (Chair)

RATIONALE FOR NOMINATION

Mr. Anderson’s significant executive leadership experience in the transportation industry spans over two decades, including his roles as President and Chief Executive Officer of Amtrak, and Chief Executive Officer of both Delta Air Lines and Northwest Airlines. Mr. Anderson’s extensive railroad and transportation expertise allows him to provide meaningful oversight of senior management and practical advice to the Board on railway and transportation sector issues such as operations, safety, strategic planning, labor relations, logistics, and governmental and stakeholder relations, which support Norfolk Southern’s balanced strategy.

EXPERIENCE

NATIONAL RAILROAD PASSENGER CORPORATION (AMTRAK)

■ President and Chief Executive Officer (2017 – 2020)

DELTA AIR LINES, INC.

■ Chief Executive Officer (2007 – 2016) and Executive Chairman (2016)

UNITEDHEALTH GROUP, INC.

■ Chief Executive Officer, Ingenix and Executive Vice President and President, Commercial Services and Optum Health (2004 – 2007)

NORTHWEST AIRLINES CORPORATION

■ Chief Executive Officer (2001 – 2004)

■ Chief Operating Officer (1998 – 2001)

■ Senior Vice President, Technical Operations and Airport Affairs (1997 – 1998); Senior Vice President, Labor Relations and Deputy General Counsel (1994 – 1996); Senior Vice President, Labor Relations (1990 – 1994)

CONTINENTAL AIRLINES INC.

■ Staff Vice President and Deputy General Counsel (1990)

■ Corporate Attorney and Assistant General Counsel (1987 – 1990)

PUBLIC COMPANY BOARD DIRECTORSHIPS

■ Medtronic plc (2004 – 2023)

■ Redwire Corporation (2020 – 2021)

■ Intercontinental Hotels Group plc (2021)

■ Delta Air Lines, Inc. (2007 – 2016)

■ Xcel Energy Inc. (2004 – 2006)

■ Northwest Airlines Corporation (2001 – 2005)

■ Mair Holdings Inc. (1999 – 2003)

KEY SKILLS AND EXPERTISE

■ CEO/Executive Leadership, Strategic Planning, Operational Oversight, Mergers and Acquisitions – As Chief Executive Officer of several major airlines and a passenger railroad, Mr. Anderson navigated companies through transformative and key strategic changes, including formative mergers and acquisitions, post-bankruptcy recovery, and a major recession.

■ Transportation and Logistics – Developed through senior roles leading several major transportation companies, including Delta Air Lines.

■ Human Resources and Compensation – Gained through role as Senior Vice President Labor Relations at Northwest Airlines, and further developed in most recent role as President and Chief Executive Officer of Amtrak, where he oversaw talent strategies and relations with labor unions.

■ Governmental and Stakeholder Relations – Acquired through executive leadership career in the highly-regulated transportation industry, which required significant stakeholder engagement with regulators, federal and state government agencies, customers, clients, and other industry players.

■ Governance/Board – Developed through service on numerous public company boards, and his service as a director at Cargill Inc. (since 2006), an agricultural services corporation which is the largest privately held corporation in the U.S.

■ Mr. Anderson also has experience in Information Technology, Marketing and Customer Experience, Finance and Accounting, Environmental and Sustainability, Risk Management, and Safety.

Norfolk Southern Corporation	2026 Proxy Statement 9

Corporate Governance

WILLIAM CLYBURN, JR. INDEPENDENT DIRECTOR SINCE: 2024 AGE: 59 COMMITTEES: ■ Governance and Nominating ■ Safety

RATIONALE FOR NOMINATION

Mr. Clyburn’s background as an engineer and lawyer, coupled with his 30 years of legislative and regulatory experience in the transportation field and railroad industry position him to provide valuable perspectives on stakeholder and governmental relations. Mr. Clyburn’s expertise in rail safety and transportation matters, gained from his service as a Commissioner on the U.S. Surface Transportation Board (STB) and consultant on rail infrastructure and crisis management, allows him to provide meaningful oversight over safety-related matters and decisions that enhance our efficiency in rail operations.

EXPERIENCE

CLYBURN CONSULTING, LLC

■ Chief Executive Officer (since 2004)

UNITED STATES SENATE

■ Senior Counsel (2002 – 2004)

U.S. SURFACE TRANSPORTATION BOARD

■ Vice-Chairman & Commissioner (1998 – 2001)

UNITED STATES SENATE

■ Commerce Counsel (1995 – 1998)

■ Transportation Counsel, Senate Commerce Committee (1993 – 1995)

KEY SKILLS AND EXPERTISE

■ Safety – Gained from service as a Commissioner on the U.S. STB and consultant on rail infrastructure and crisis management, allowing Mr. Clyburn to provide meaningful oversight over safety-related matters and decisions that enhance our efficiency in rail operations.

■ Governmental and Stakeholder Relations – 30 years of legislative and regulatory experience in the transportation field and railroad industry position him to provide valuable perspectives on stakeholder and governmental relations.

■ Operational Oversight and Mergers and Acquisitions – Acquired while serving as an STB Commissioner and Vice-Chairman, where his decision-making and regulatory work directly impacted the operations of national and international rail lines.

■ Transportation and Logistics – Developed through an extensive career in public service focused on transportation issues and extensive public policy consulting on topics including transportation.

■ Mr. Clyburn also has experience in Environmental and Sustainability, CEO/Executive Leadership, Governance/Board and Strategic Planning.

10 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

PHILIP S. DAVIDSON INDEPENDENT DIRECTOR SINCE: 2023 AGE: 66 COMMITTEES: ■ Audit and Finance ■ Safety

RATIONALE FOR NOMINATION

Adm. Davidson’s significant military experience, including as a four-star Admiral and 25th Commander of the United States Indo-Pacific Command, the nation’s oldest and largest military combatant command, positions him to provide valuable insight into our strategic planning, operations, risk management, and safety matters, which are critical areas for us as we focus on operational excellence.

EXPERIENCE

DAVIDSON STRATEGIES, LLC

■ Founder (since 2021)

U.S. NAVY

■ Admiral and 25th Commander of United States Indo-Pacific Command (INDOPACOM) (2018 – 2021)

■ Admiral and Commander, U.S. Fleet Forces Command and U.S. Naval Forces Northern Command (2014 – 2018)

■ Vice Admiral and Commander, U.S. Sixth Fleet and Deputy Commander, Naval Forces Europe-Africa (2013 – 2014)

■ Director, Maritime Operations, U.S, Fleet Forces Command (2012 – 2013)

■ Military Advisor, U.S. Department of State, Senior Representative for Afghanistan (2010 – 2012)

■ Commander, Carrier Strike Group Eight (2009 – 2010)

■ Naval Officer (1982 – 2009)

PUBLIC COMPANY BOARD DIRECTORSHIPS

■ Par Pacific Holdings, Inc. (since 2021)

■ AeroVironment, Inc. (since 2023)

KEY SKILLS AND EXPERTISE

■ Safety – Gained from helping to lead a comprehensive review of the Surface Navy’s safety protocols, which resulted in the implementation of enhanced safety measures, including new training and assessment processes.

■ Operational Oversight – Developed during service as Admiral and 25th Commander of INDOPACOM, which included overseeing 380,000 Soldiers, Sailors, Marines, Airmen, Coast Guardsmen and Department of Defense civilians, and responsibility for all U.S. military activities in the Indo-Pacific, covering 36 nations and 14 time zones.

■ Governmental and Stakeholder Relations – Acquired through policy billets on multiple tours and further developed as the Navy’s military aide to the Vice President of the United States.

■ Strategic Planning – Developed as a result of significant senior military experience, and more recently as the owner and principal of Davidson Strategies LLC, a management, technical, and strategic advisory firm, and board role with the Center for Strategic and Budgetary Assessments, an independent, non-partisan policy research institute that focuses on national security.

■ Risk Management – Gained during a near 39-year military career, including service as Admiral and 25th Commander of INDOPACOM, Admiral and Commander of the U.S. Fleet Forces Command and U.S. Naval Forces Northern Command, and Vice Admiral and Commander of the U.S. Sixth Fleet and Deputy Commander, Naval Forces Europe-Africa.

■ Adm. Davidson also has experience in CEO/Executive Leadership, Governance/Board and Information Technology.

Norfolk Southern Corporation	2026 Proxy Statement 11

Corporate Governance

FRANCESCA A. DEBIASE INDEPENDENT DIRECTOR SINCE: 2023 AGE: 60 COMMITTEES: ■ Compensation and Talent Management ■ Executive ■ Governance and Nominating (Chair)

RATIONALE FOR NOMINATION

Ms. DeBiase’s significant experience managing global supply chain, sustainability, and finance matters enables her to advise us on our strategic planning, sustainability, operations, and logistics matters, and her extensive customer-facing business experience further enables her to play a key role in overseeing our efforts to enhance the overall satisfaction of our customers.

EXPERIENCE

MCDONALD’S CORPORATION

■ Executive Vice President and Global Chief Supply Chain Officer (2020 – 2022)

■ Executive Vice President and Chief Supply Chain and Sustainability Officer (2018 – 2020)

■ Chief Supply Chain and Sustainability Officer (2015 – 2018)

■ Senior Vice President, Worldwide Sourcing and Sustainability (2015)

■ Vice President, Worldwide Supply Chain and Sustainability (2007 – 2015)

■ Chief Supply Chain Officer, Europe (2006 – 2007)

■ Senior Director of European Finance (2002 – 2005)

ERNST & YOUNG, LLP

■ Auditor, retail and consumer products industry (1988 – 1991)

PUBLIC COMPANY BOARD DIRECTORSHIPS

■ Sysco Corporation (since 2023)

KEY SKILLS AND EXPERTISE

■ Operational Oversight, Marketing and Customer Experience – Developed through her tenure as the Global Chief Supply Chain Officer at McDonald’s Corporation, where Ms. DeBiase helped to create and execute McDonald’s’ turnaround strategy focused on driving operational growth and transforming customer experience through service and technology.

■ Transportation and Logistics – Obtained during her significant experience at McDonald’s managing global supply chain and sourcing matters.

■ Environmental and Sustainability, Strategic Planning – Gained during her tenure at McDonald’s Corporation, where Ms. DeBiase was responsible for developing and executing sustainable sourcing strategies across the company’s global supply chain to ensure safety, quality, and sustainability leadership in the industry. Recognized as a pioneer in the integration of supply chain and sustainability, her expertise was further developed through close collaboration with McDonald’s Global Impact Team to implement initiatives focused on resilience and brand trust, as well as her service as management’s representative for the Sustainability and Corporate Responsibility Committee of the McDonald’s Board of Directors.

■ Finance and Accounting – Acquired during her time at Ernst & Young and over more than three decades at McDonald’s in various roles including service as McDonald’s Senior Director of European Finance from 2002 – 2005.

■ CEO/Executive Leadership – Developed during her 20-year career at McDonald’s Corporation where she held various executive level roles, most recently as Executive Vice President and Global Chief Supply Chain Officer and as Executive Vice President and Chief Supply Chain and Sustainability Officer.

■ Ms. DeBiase also has experience in Governance/Board, Human Resources and Compensation, and Risk Management.

12 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

MARCELA E. DONADIO INDEPENDENT DIRECTOR SINCE: 2016 AGE: 71 COMMITTEES: ■ Audit and Finance (Chair) ■ Executive ■ Safety

RATIONALE FOR NOMINATION

Ms. Donadio, a native of Panama, has extensive accounting and public company board experience, including her prior service as Lead Independent Director of an S&P 500 company, which enables her to contribute valuable expertise to the Board and supports oversight of Norfolk Southern’s accounting, finance, governance, strategic planning, and risk management matters, which are integral to the execution of our strategy. Ms. Donadio’s 25-year experience as an Audit Partner at Ernst & Young is important to the Board, particularly her service as Chair of the Audit and Finance Committee, because she provides deep financial expertise in the oversight of the key accounting and disclosure issues related to operational, legal, and regulatory matters for Norfolk Southern.

EXPERIENCE

ERNST & YOUNG, LLP

■ Audit Partner (1989 – 2014)

■ Americas Oil and Gas Sector Leader (2007 – 2014)

PUBLIC COMPANY BOARD DIRECTORSHIPS

■ NOV Inc. (since 2014)

■ Freeport-McMoRan, Inc. (since 2021)

■ Marathon Oil Corporation (2014 – 2024); Lead Independent Director (2021 – 2024)

KEY SKILLS AND EXPERTISE

■ Strategic Planning, Risk Management – Developed at Ernst & Young as the Americas Oil and Gas Sector Leader, with responsibility for one of the firm’s most significant industry groups, where she advised the firm’s oil and gas industry clients in the United States and throughout the Americas on business strategies and financial matters.

■ Finance and Accounting – Demonstrated through experience as a partner at Ernst & Young and as a Certified Public Accountant with over 37 years of audit, public accounting, SEC and related disclosure experience with a specialization in domestic and international operations.

■ Governmental and Stakeholder Relations – Gained from experience advising highly regulated oil and gas industry clients at Ernst & Young as the Americas Oil and Gas Sector Leader and from her position on the Texas State Board of Public Accountancy (“TSBPA”), where Ms. Donadio provided state regulatory oversight of individuals and professional firms providing certified public accounting services in the State of Texas as well as leading the TSBPA’s enforcement efforts during part of her tenure.

■ Governance/Board – Developed through her service over multiple years as a director of three public companies, including as the Lead Independent Director at Marathon Oil Corporation. In addition, Ms. Donadio was recognized in 2019 by the National Association of Corporate Directors Directorship 100 as one of the most influential corporate directors based on her demonstrated excellence in the boardroom through innovation, courage, and integrity.

■ Ms. Donadio also has experience in Human Resources and Compensation, Mergers and Acquisitions, Safety, and CEO/Executive Leadership.

Norfolk Southern Corporation	2026 Proxy Statement 13

Corporate Governance

SAMEH FAHMY INDEPENDENT DIRECTOR SINCE: 2024 AGE: 74 COMMITTEES: ■ Audit and Finance ■ Safety

RATIONALE FOR NOMINATION

Mr. Fahmy brings more than three decades of experience in the railroad industry, most recently serving as Executive Vice President of Precision Scheduled Railroading at Kansas City Southern (KCS) from 2019 to 2021. At KCS, Mr. Fahmy led the implementation of the company’s precision scheduled railroading methodology. Mr. Fahmy’s experience serving in multiple operational, mechanical, and engineering roles across several Class I railroads positions him to advise Norfolk Southern on important safety, operational oversight, and transportation and logistics matters relevant to the rail industry.

EXPERIENCE

KANSAS CITY SOUTHERN

■ Executive Vice President, Precision Scheduled Railroading (2019 – 2021)

CSX

■ Management Consultant (2017 – 2019)

GE TRANSPORTATION

■ Executive, Sales Support (2013 – 2016)

CANADIAN NATIONAL RAILWAY COMPANY

■ Senior Vice President Engineering, Mechanical and Supply Management (2002 – 2013)

■ Vice President Supply Management (1998 – 2002)

■ Chief Operating Plan (1996 – 1998)

■ Director IT Infrastructure (1994 – 1996)

■ Manager, Technical Systems Support (1981 – 1985)

DESJARDINS

■ Director of Telecommunications (1990 – 1994)

■ Director of IT Engineering (1987 – 1990)

TRAVELERS

■ Associate Director, Host Planning and Performance (1985 – 1987)

AMTRAK

■ Manager, System Programming (1979 – 1981)

ASSOCIATION OF AMERICAN RAILROADS

■ Supervisor, Data Communication Software (1977 – 1979)

IBM - CANADA

■ System Engineer (1973 – 1977)

PUBLIC COMPANY BOARD DIRECTORSHIPS

■ Rumo S.A. (2017 – 2020)

KEY SKILLS AND EXPERTISE

■ Strategic Planning, Operational Oversight – Demonstrated through extensive experience in the railroad industry, including leading the implementation of precision scheduled railroading at KCS.

■ Finance and Accounting – Demonstrated through experience as a Chartered Professional Accountant.

■ Information Technology – Acquired through a career with many roles focused on Information Technology including as Director of IT Infrastructure at Canadian National Railway Company and as Director of IT Engineering at Desjardins.

■ Governance/Board – Developed through his service over multiple years as a director of Rumo S.A., where he chaired the subcommittee on operations.

■ Transportation and Logistics – Developed through over 30 years working in the railroad industry, including across several Class I railroads.

■ Mr. Fahmy also has experience in CEO/Executive Leadership, Risk Management, and Safety.

14 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

MARK R. GEORGE DIRECTOR SINCE: 2024 AGE: 59 COMMITTEES: ■ Executive

RATIONALE FOR NOMINATION

Mr. George, our President and Chief Executive Officer, has more than 35 years of experience in financial management, strategy, and business development, including having previously served as our Executive Vice President & Chief Financial Officer from 2019 to September 2024. Mr. George’s significant experience driving process-focused performance improvements at several global companies, coupled with his extensive operational and financial acumen, including from currently running all aspects of our business and previously leading our financial and investor relations teams, positions him well to advise the Board on a range of operational and productivity matters while also delivering a disciplined approach to enhancing outcomes for shareholders.

EXPERIENCE

NORFOLK SOUTHERN CORPORATION

■ President and Chief Executive Officer (since 2024)

■ Executive Vice President and Chief Financial Officer (2019 – 2024)

UNITED TECHNOLOGIES CORPORATION

■ Chief Financial Officer, VP Finance, Carrier Corporation (2019)

■ Chief Financial Officer, VP Finance, Strategy and IT, Otis Elevator Co. (2015 – 2019)

■ Chief Financial Officer, VP Finance and IT, UTC Building & Industrial Systems (2013 – 2015)

■ Chief Financial Officer, VP Finance and IT, UTC Climate Controls & Security (2011 – 2013)

■ Chief Financial Officer, VP Finance, Carrier Corporation (2008 – 2011)

■ VP Financial Planning and Analysis, United Technologies (2007 – 2008)

■ VP Financial Planning and Analysis, Otis Elevator Co. (2004 – 2007)

■ Chief Financial Officer, VP Finance South Asia Pacific, Otis Elevator Co. (2001 – 2004)

■ Various Ascending Financial Management Positions, Otis Elevator Co. (1989 – 2001)

PUBLIC COMPANY BOARD DIRECTORSHIPS

■ Trane Technologies PLC (since 2022)

■ Zardoya Otis SA (2014 – 2019)

KEY SKILLS AND EXPERTISE

■ CEO/Executive Leadership – Demonstrated through serving as President and Chief Executive Officer at Norfolk Southern Corporation.

■ Finance and Accounting – Acquired through over 35 years of diverse and international financial management experience, including serving as Chief Financial Officer at multiple subsidiaries of United Technologies Corporation and most recently at Norfolk Southern, where prior to being named President and Chief Executive Officer, he oversaw our Finance, Investor Relations, Sourcing, and Corporate Strategy teams.

■ Strategic Planning – Gained from more than 30 years with United Technologies in various executive leadership roles across multiple business global segments, with specific responsibility for business strategy and development. Mr. George brought this strategic and business partnership mindset with him to Norfolk Southern.

■ Governance/Board – Gained through serving on the board of Trane Technologies, where he serves on the Finance and Audit committees, as well as his previous service on the Zardoya board, where he served on the Audit and Compensation committees.

■ Mr. George also has experience in Governmental and Stakeholder Relations, Human Resources and Compensation, Information Technology, Marketing and Customer Experience, Mergers and Acquisitions, Operational Oversight, Risk Management, Safety, and Transportation and Logistics.

Norfolk Southern Corporation	2026 Proxy Statement 15

Corporate Governance

MARY KATHRYN “HEIDI” HEITKAMP INDEPENDENT DIRECTOR SINCE: 2024 AGE: 70 COMMITTEES: ■ Governance and Nominating ■ Safety

RATIONALE FOR NOMINATION

Ms. Heitkamp’s significant public service experience as a United States Senator, state Attorney General, and rail safety advocate provides the Board with in-depth expertise on regulatory, safety, and governmental and stakeholder relations matters that are essential to Norfolk Southern as we continue to work with federal and state agencies to elevate the safety standard across the railroad sector and deliver on our strategy of delivering safe, reliable service.

EXPERIENCE

UNIVERSITY OF CHICAGO INSTITUTE OF POLITICS

■ Director (since 2023)

UNITED STATES SENATE

■ Senator, North Dakota (2013 – 2019)

NORTH DAKOTA STATE GOVERNMENT

■ Attorney General (1992 – 2000)

■ Tax Commissioner (1986 – 1992)

■ Attorney, Office of the North Dakota State Tax Commissioner (1981 – 1986)

UNITED STATES ENVIRONMENTAL PROTECTION AGENCY

■ Attorney (1980 – 1981)

KEY SKILLS AND EXPERTISE

■ Safety – Acquired through her extensive experience as an advocate for rail safety improvements following a 2013 crude oil train derailment near Casselton, North Dakota. Following the incident, Ms. Heitkamp took a leading role in understanding what happened, exploring ways to prevent future incidents, and advocating for rail safety improvements. Her subsequent bipartisan advocacy efforts include enacting updated crude oil train and track inspection standards and introducing the Railroad Emergency Services Preparedness, Operational Needs, and Safety Evaluation (RESPONSE) Act that was signed into law and ensures first responders have the proper training and resources to handle train derailments involving hazardous materials.

■ Governmental and Stakeholder Relations – Developed through her extensive public service career representing North Dakota in the U.S. Senate, where she served on the Senate Committees on Agriculture, Banking, Homeland Security and Governmental Affairs, Indian Affairs, and Small Business and Entrepreneurship. Further developed through her leadership in the North Dakota state government.

■ Finance and Accounting – Gained during her time as Tax Commissioner for North Dakota and further developed through her service on the U.S. Senate Committee on Banking, Housing, and Urban Affairs, as well as her recent appointment as Chair of the Advisory Board for The Export-Import Bank of the United States (since 2022) and her service as Director of The Committee for a Responsible Federal Budget (since 2023).

■ Environmental and Sustainability – Gained through her role as a member of the Wilson Center’s Task Force on Net Zero Infrastructure in Canada and the U.S. (since 2019), as well as her prior service as an attorney at the U.S. Environmental Protection Agency.

■ CEO/Executive Leadership – Obtained through multiple public service roles and political career, most recently as a Director of the University of Chicago Institute of Politics, a nonpartisan institute to foster public service and civic engagement among university students.

■ Ms. Heitkamp also has experience in Governance/Board, Risk Management, and Strategic Planning.

16 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

JOHN C. HUFFARD, JR. INDEPENDENT DIRECTOR SINCE: 2020 AGE: 58 COMMITTEES: ■ Compensation and Talent Management (Chair) ■ Executive ■ Governance and Nominating

RATIONALE FOR NOMINATION

Mr. Huffard’s extensive technology, cybersecurity, finance, and senior executive experience supports the Board’s oversight of information technology, risk management, strategic planning, compensation and talent management, governance, marketing, and financial matters. The wealth of software and cybersecurity experience that Mr. Huffard gained in his role overseeing cybersecurity risk over more than two decades makes a significant contribution to the Board where he has demonstrated leadership in oversight of Norfolk Southern’s information technology and strategic planning matters, including cybersecurity risks, and has engaged management on Norfolk Southern’s information technology and cybersecurity infrastructure and technological innovations which are foundational to our strategy. His additional and significant experience overseeing talent and compensation strategies as a former President and Chief Operating Officer positions him well to chair our Compensation and Talent Management Committee and lead its enhanced focus and engagement on these matters.

EXPERIENCE

TENABLE HOLDINGS, INC.

■ Co-Founder (since 2002)

■ Chief Operating Officer (2018 – 2019) of Tenable Holdings, Inc.

■ President and Chief Operating Officer (2002 – 2018) of Tenable Network Security, Inc. (the predecessor to Tenable Holdings Inc.)

PUBLIC COMPANY BOARD DIRECTORSHIPS

■ Tenable Holdings, Inc. (since 2018)

KEY SKILLS AND EXPERTISE

■ Information Technology, Risk Management – Acquired through an extensive career building a market-leading cybersecurity software company, with a specific focus on large enterprise risk identification, exposure measurement, and mitigation. In addition, Mr. Huffard is a current member of the National Security Telecommunications Advisory Committee (NSTAC).

■ Finance and Accounting and Mergers and Acquisitions – Gained through experience building Tenable Holdings into a public company, including by securing $300 million in private growth capital funding and participating in Tenable Holdings’ successful IPO process as an operator and a board member.

■ Human Resources and Compensation – Gained through his service as President and Chief Operating Officer of Tenable, where he oversaw execution of the company’s talent strategy, which was instrumental in attracting and retaining strategic talent to support growth, marketing, and operations. Additionally, as Chief Operating Officer of Tenable Holdings, he worked with other senior executives on compensation strategy.

■ Strategic Planning, Operational Oversight – Developed through his role as Chief Operating Officer of Tenable Holdings, where Mr. Huffard successfully led the company from an initial startup phase through the IPO and subsequent growth as a public company, holding responsibility for driving the company’s global corporate strategy, business operations, and risk oversight.

■ Marketing and Customer Experience – Gained through his experience as President and Chief Operating Officer of Tenable Holdings, where he participated in the execution and evolution of the company’s marketing strategy, which was instrumental in developing a new market category of Cyber Exposure for the business.

■ Governmental and Stakeholder Relations – Gained through formation and leadership of Government Relations as Chief Operating Officer at Tenable Holdings. In addition, Mr. Huffard is a member of the NSTAC whose mission is to provide the U.S. Government the best possible industry advice in the areas of availability and reliability of telecommunication services for national security and emergency preparedness.

■ CEO/Executive Leadership – Gained through global experience as President, Chief Operating Officer, and as a board member through building and managing Tenable Holdings from a private cybersecurity software company into a public company.

■ Mr. Huffard also has experience in Governance/Board.

Norfolk Southern Corporation	2026 Proxy Statement 17

Corporate Governance

CHRISTOPHER T. JONES INDEPENDENT DIRECTOR SINCE: 2020 AGE: 61 COMMITTEES: ■ Audit and Finance ■ Executive ■ Safety (Chair)

RATIONALE FOR NOMINATION

As the Chair of our Safety Committee, Dr. Jones’ senior executive, technology, governmental relations, safety, and operational oversight experience enables him to provide valuable insight into Norfolk Southern’s information technology, safety, strategic planning, operations, and risk management matters. In addition, his extensive experience overseeing technology and safety at Northrop Grumman further contributes to our safety and cybersecurity initiatives including extensive engagement with management on our information technology and cybersecurity infrastructure. Under Dr. Jones’ leadership, the Safety Committee has enhanced governance practices, including increased meeting cadence, expanded field employee engagement, and recalibrated information and data focused on our safety risk profile to enhance safety outcomes and drive management accountability.

EXPERIENCE

NORTHROP GRUMMAN CORPORATION

■ Corporate Vice President and President of the Technology Services sector (2013 – 2019)

■ Vice President and General Manager of the Integrated Logistics and Modernization division (2010 – 2012)

U.S. AIR FORCE

■ Chief of Maintenance, Connecticut Air National Guard (1997 – 2012)

KEY SKILLS AND EXPERTISE

■ Operational Oversight, Safety – Gained through his experience as Vice President and General Manager of the Integrated Logistics and Modernization division at Northrop Grumman, where he supported the U.S. Department of Defense, Department of Homeland Security, NASA, and the U.S. Postal Service, among others, with additional experience gained through responsibility for design, development, production, and safety of the domestic E-2 Hawkeye aircraft program. In addition, Dr. Jones’ service as President of the Technology Services sector of Northrop Grumman included oversight of a multi-billion dollar contract portfolio for facilities in all 50 states and 22 countries globally, as well as responsibility for personnel safety for all 15,000 employees in his division, where he met or exceeded the annual sector safety metric each year.

■ Information Technology – Acquired during his tenure as a technology executive at Northrop Grumman, where Dr. Jones oversaw aircraft and military vehicle modernization services and training systems development, as well as engineering, information technology, software, and cybersecurity-related contracting for the Department of Homeland Security, the Department of State, and several U.S. allies. Also gained during his distinguished 26-year career with the U.S. Air Force, which consisted of service as an engineer, systems analyst, communications officer, and maintenance officer, including oversight and responsibility for computer, radar, communications, cybersecurity and information technology equipment as Chief of Maintenance with the Connecticut Air National Guard.

■ Strategic Planning, Risk Management, and Governmental and Stakeholder Relations –

     Gained during his service as President of the Technology Services sector at Northrop Grumman, where Dr. Jones was part of the core enterprise leadership team that defined Northrop Grumman’s overall corporate strategy and risk management framework and was responsible for creating and executing the Technology Services sector’s strategic planning and risk management programs. His role as President of the Technology Services sector also included helping to define the enterprise-wide government relations strategy and regular interaction with senior international and domestic officials at the federal, state, and local levels.

■ Environmental and Sustainability – Gained through significant, multi-year executive experience in the technology and logistics sector including leadership of the Technology Services division of Northrop Grumman where Dr. Jones was responsible for defining, funding, and executing the sector’s environmental and sustainability program.

■ Dr. Jones also has experience in CEO/Executive Leadership, Finance and Accounting, and Governance/Board.

18 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

GILBERT H. LAMPHERE INDEPENDENT DIRECTOR SINCE: 2024 AGE: 73 COMMITTEES: ■ Audit and Finance ■ Compensation and Talent Management

RATIONALE FOR NOMINATION

Mr. Lamphere’s extensive experience serving as a founder, public company board member, and operating executive across multiple influential companies in the railroad and transportation industries positions him to advise and oversee Norfolk Southern’s operations, finance, strategic, and safety initiatives.

EXPERIENCE

MIDRAIL LLC

■ Chairman (since 2016)

ILLINOIS CENTRAL RAILROAD

■ Chairman (1990 – 1998)

MIDSOUTH RAIL CORPORATION

■ Co-Founder (1988 – 1998)

MORGAN STANLEY

■ Vice President, Mergers & Acquisitions (1976 – 1981)

PUBLIC COMPANY BOARD DIRECTORSHIPS

■ CSX (2008 – 2015)

■ Florida East Coast Industries (2005 – 2007)

■ Canadian National Railway Company (1998 – 2005)

KEY SKILLS AND EXPERTISE

■ Finance and Accounting and Mergers and Acquisitions – Gained through nearly 40 years of experience as a principal investor and financier in rail industry and other private equity transactions. While on the Canadian National Railway Company board, Mr. Lamphere also served as the Chair of the Finance Committee. In addition to his experience overseeing mergers and acquisitions at Morgan Stanley, Mr. Lamphere also headed four successive, operationally-focused private equity firms.

■ Transportation and Logistics, Operational Oversight – Acquired throughout an extensive career in the rail industry, serving as a board member of several public and private railroad companies. Mr. Lamphere led teams and boards that bought, managed, and changed operations at Illinois Central, MidSouth, Canadian National Railway Company, Florida East Coast and Southern Pacific. Mr. Lamphere played an important role as a financier supporting precision scheduled railroading, a strategy that has changed how railroads are run in the U.S. and Canada.

■ Governance/Board – Demonstrated not only through his extensive experience on public and private company boards but also serving as Overseer of the Harvard School of Business Administration, a Trustee of the New York City Parks Foundation, and as Chairman of three educational institutions.

■ Mr. Lamphere also has experience in CEO/Executive Leadership, Human Resources and Compensation, Risk Management, Safety, and Strategic Planning.

Norfolk Southern Corporation	2026 Proxy Statement 19

Corporate Governance

LORI J. RYERKERK INDEPENDENT DIRECTOR SINCE: 2025 AGE: 63 COMMITTEES: ■ Compensation and Talent Management ■ Governance and Nominating

RATIONALE FOR NOMINATION

Ms. Ryerkerk is the former chairman, chief executive officer, and president of Celanese Corp., a Fortune 500 global chemical and specialty materials company. Her extensive executive expertise in the energy industry including as a public company CEO, have demonstrated her ability to foster a culture of high performance and top-notch execution that positions her well to advise Norfolk Southern on matters related to safety, operations, and customer growth.

EXPERIENCE

CELANESE CORP.

■ President and Chief Executive Officer (2019 – 2024)

SHELL CORP.

■ Executive Vice President, Global Manufacturing (2013 – 2018)

■ Regional Vice President Manufacturing, Europe and Africa (2010 – 2013)

HESS CORP.

■ Senior Vice President, Refining, Supply and Terminals (2008 – 2010)

EXXONMOBIL

■ Manager, Government Relations and PA Business Support (2007 – 2008)

■ Refinery Manager, Beaumont Refinery (2004 – 2007)

■ Chairman, Managing Director, ExxonMobil Energy Ltd. (2002 – 2004)

■ Various Ascending Positions (1984 – 2002)

PUBLIC COMPANY BOARD DIRECTORSHIPS

■ Eaton Corp. (since 2020)

■  Cencora, Inc. (since 2025)

■ Celanese Corp. (2019 – 2024); Chair (2020 – 2024)

KEY SKILLS AND EXPERTISE

■ CEO/Executive Leadership – Developed across more than 30 years in the energy industry in increasingly senior roles and most recently demonstrated as the former chairman, chief executive officer, and president of Celanese Corp., a Fortune 500 global chemical and specialty materials company. Ms. Ryerkerk has been named as one of America’s Most Powerful Women in Business by Fortune.

■ Operational Oversight – Gained through extensive experience leading global operations and managing complex supply chain systems. Ms. Ryerkerk has demonstrated operational excellence and value creation at large, complex manufacturing organizations, leading thousands of employees and multibillion dollar budgets at Shell, Hess, ExxonMobil, and Celanese.

■ Environmental and Sustainability – Developed across her extensive career, including publication of ExxonMobil’s first environmental, health and safety report, involvement in the establishment of guidelines for the calculation of greenhouse gas emissions by the American Petroleum Institute, and overseeing Celanese’s design and operationalization of sustainability targets and priorities.

■ Governmental and Stakeholder Relations – Acquired representing multiple companies and industries through trade associations and governmental committees both globally and domestically, including experience as the head of government relations and public affairs for the world’s largest energy company and experience in trade association leadership.

■ Human Resources and Compensation – Demonstrated by her service on the Eaton Corp. board where Ms. Ryerkerk serves as the Chair of the Compensation and Organization Committee.

■ Marketing and Customer Experience – Ms. Ryerkerk also brings the perspective, from her time at Celanese, of a Norfolk Southern customer. Her strong operational acumen and insights as a large rail customer are tremendous assets as we continue establishing a disciplined and operationally led network to drive long-term growth and deliver exceptional service to our customers.

■ Ms. Ryerkerk also has experience in Governance/Board, Mergers and Acquisitions, Risk Management, Safety, Strategic Planning, Finance and Accounting, and Transportation and Logistics.

20 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

CONSIDERATION OF POTENTIAL DIRECTOR CANDIDATES

As set forth below and in our Corporate Governance Guidelines, the Governance and Nominating Committee considers potential candidates to be nominated for election as directors, whether recommended by a current director, member of management, shareholder, or third-party consultant retained to identify, evaluate, and recommend potential candidates for election to the Board, consistent with specifications provided by the Committee. The Governance and Nominating Committee reviews the current biography of the potential candidate and additional information provided by the individual or group that recommended the candidate for consideration. Our independent Board Chair and other Board members also interview any potential director candidates and provide feedback to the Governance and Nominating Committee as part of its review. The Governance and Nominating Committee fully considers the qualifications of all candidates including how the nominee will contribute to the diversity and aggregate skills and expertise of the Board, and recommends the nomination of individuals who, in the Governance and Nominating Committee’s judgment, will best serve the long-term interests of all shareholders. In the judgment of the Governance and Nominating Committee and the Board, all director nominees recommended by the Governance and Nominating Committee should, at a minimum:

■ be of high ethical character and have personal and professional reputations consistent with our image and reputation;

■ have experience as senior executives of public companies or leaders of large organizations, including charitable and governmental organizations, or have other experience at a strategy or policy-setting level that would be beneficial to us;

■ be able to represent all of our shareholders in an objective and impartial manner; and

■ have time available to devote to board activities, in accordance with our policy on board commitments.

It is the intent of the Governance and Nominating Committee and the Board that at least one director on the Board will qualify as an “audit committee financial expert,” as that term is defined in regulations of the SEC. Four of the six members of our Audit and Finance Committee, including the Committee Chair, qualify as “audit committee financial experts.”

Candidate Recommendations:

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Corporate Governance

Qualifications of Director Nominees

Our directors have diverse backgrounds and provide critical experience and expertise to Norfolk Southern. The Governance and Nominating Committee carefully considers the experience and qualifications of each director standing for re-election and potential nominees for election, including how such experience and qualifications contribute to the aggregate mix of skills and experience on the Board.

Skills and Qualifications: The Governance and Nominating Committee has identified 14 key areas of expertise that are of particular importance to Norfolk Southern given the nature of our business and our expectations for the future of our company. The table and chart that follow summarize the areas of expertise that our Governance and Nominating Committee has identified as being represented by our Board nominees, including those individual directors and director nominees who have been identified to have experience in each respective area. In addition to these areas of expertise, the Governance and Nominating Committee also considers ethical integrity, board dynamics, reputation of potential nominees, recommendations of director search firms, and diversity of the Board.

Policy on Time Commitments: Our Board has adopted a policy to ensure that directors have adequate time to commit to our Board and fulfill their responsibilities to our shareholders. The policy provides that directors are expected to serve on no more than three other boards of public companies in addition to the Norfolk Southern Board. Our CEO may not serve on more than one board of a public company in addition to our Board. The Governance and Nominating Committee annually reviews directors’ commitments, with consideration given to public company leadership roles, as well as private company boards, non-profit boards, employment status, and other commitments. Based on this review, the Governance and Nominating Committee affirms that our directors do not have excessive external commitments.

Diversity: Norfolk Southern defines diversity as the collective mixture of similarities and differences that impact our workforce, workplace, and marketplace. Our Governance and Nominating Committee views diversity broadly, seeking to nominate individuals from varied backgrounds, perspectives, and experiences. The Governance and Nominating Committee does not have a specific written policy on the diversity of the Board of Directors at this time. More information on Norfolk Southern’s diversity principles and philosophy can be found on our website at www.norfolksouthern.com.

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Corporate Governance

BOARD SKILLS MATRIX

Environmental and Sustainability 6/12	A thorough understanding of sustainability and environmental issues through significant operational experience or executive or Board committee oversight of these areas.	●	●		●				●		●		●

CEO/Executive Leadership 12/12	Experience working as a CEO or senior executive of a major public, private or non-profit entity.	●	●	●	●	●	●	●	●	●	●	●	●

Finance and Accounting 10/12	Senior executive level experience in financial accounting and reporting, auditing, corporate finance and/or internal controls.	●			●	●	●	●	●	●	●	●	●

Governance/ Board 12/12	Prior or current experience as a board member of a major public, private or non-profit entity.	●	●	●	●	●	●	●	●	●	●	●	●

Governmental and Stakeholder Relations 9/12	Experience in or a strong understanding of the workings of government and public policy on a local, state, or national level, or stakeholder strategy and shareholder engagement.	●	●	●		●		●	●	●	●		●

Human Resources and Compensation 7/12

Senior executive level experience or membership on a Board compensation committee with an extensive understanding of human resources management and compensation programs, particularly compensation programs for executive level employees and incentive-based compensation programs.

		●			●	●		●		●		●	●

Information Technology 6/12	Senior executive level responsibility for or board experience with information technology issues, including cybersecurity, for a major public, private or non-profit entity.	●		●			●	●		●	●

Marketing and Customer Experience 5/12	Senior executive level experience in marketing including customer and strategy, combined with a strong working knowledge of Norfolk Southern’s markets, customers, and strategy.	●			●			●		●			●
Mergers and Acquisitions 7/12	Board, senior executive, or regulatory oversight experience in sophisticated corporate mergers and acquisition transactions and integration efforts.	●	●			●		●		●		●	●

Operational Oversight 10/12	Knowledge and practical experience overseeing the development and execution of a company’s operational and strategic plan.	●	●	●	●		●	●		●	●	●	●

Risk Management 11/12

Senior executive level responsibility for or operational or board experience in the identification, evaluation, and prioritization of risks and the development of comprehensive policies and procedures to effectively mitigate risk and management compliance.

		●		●	●	●	●	●	●	●	●	●	●

Safety 10/12	Deep understanding of safety process, including in the transportation of industrial space, or Board or executive responsibility for oversight of safety metric compliance.	●	●	●		●	●	●	●		●	●	●

Strategic Planning 12/12	Senior executive level experience in strategic planning for a major public, private, or non-profit entity.	●	●	●	●	●	●	●	●	●	●	●	●

Transportation and Logistics 7/12

Extensive knowledge and experience in the transportation industry, either as a senior executive of a transportation or logistics company or as a senior executive of a significant customer of a transportation company.

		●	●		●		●	●				●	●

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Corporate Governance

Director Independence

To assist in making determinations of a director’s independence, the Board has adopted the independence standards set forth below. The Board has determined that other than Mr. George, all of our current directors and director nominees have no material relationship with Norfolk Southern (either directly or as a partner, shareholder, or officer of an organization that has a relationship with Norfolk Southern) and are independent within the meaning of the applicable listing standards of the NYSE and the director independence standards adopted by the Board. The Board has determined that all the director nominees other than Mr. George satisfy the categorical standards and qualify as independent directors of Norfolk Southern. Likewise, the Board determined that both Thomas Kelleher and Claude Mongeau, who served until May and June 2025, respectively, satisfied the categorical standards and qualified as independent directors during the time they served on the Board. The Board makes these determinations considering all relevant facts and circumstances, with no additional specific transactions required to be consideration as part of this process.

Additionally, the Board determined that members of the Audit and Finance Committee, Governance and Nominating Committee, and Compensation and Talent Management Committee meet the additional independence standards applicable to such committee members as set forth below. Under the independence standards below, an individual is not independent if:

■ the director is, or has been within the last three years, an employee, or an immediate family member of the director is, or has been within the last three years, an Executive Officer of Norfolk Southern or any of our consolidated subsidiaries;

■ the director or an immediate family member of the director has received during any twelve-month period within the last three years more than $120,000 in direct compensation from Norfolk Southern or any of our consolidated subsidiaries, other than director and committee fees and deferred compensation for prior service (provided such deferred compensation is not contingent in any way on continued service);

■ the director is a current partner or employee of a present or former internal or external auditor of Norfolk Southern or any of our consolidated subsidiaries, the director has an immediate family member who is a current partner of such a firm, the director has an immediate family member who is a current employee of such a firm and personally works on Norfolk Southern’s audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Norfolk Southern’s audit within that time;

■ the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where one of our Executive Officers serves as a director and sits on that company’s compensation committee;

■ the director is an executive officer or employee, or an immediate family member of the director is an executive officer, of a company that makes payments to, or receives payments from, Norfolk Southern or any of our consolidated subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; and

■ the director is an executive officer or compensated employee, or an immediate family member of the director is an executive officer, of a charitable organization that receives donations from Norfolk Southern, any of our consolidated subsidiaries, or the Norfolk Southern Foundation in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such charitable organization’s donations.

For purposes of these categorical standards, “immediate family member” has the definition used in the listing standards for the NYSE. These categorical independence standards are available on our website at www.norfolksouthern.com.

11 of our 12 nominees for director are independent

BOARD LEADERSHIP STRUCTURE

The Board, through its Governance and Nominating Committee, regularly reviews its leadership structure to ensure that it aligns with the best interests of Norfolk Southern and our shareholders. The Board believes that the current structure, with Mr. George serving as both CEO and a director and Mr. Anderson serving as the independent Board Chair, is appropriate and in our and our shareholders’ best interests, given the respective overlap of their skills and roles, with Mr. George leveraging his financial management, strategy, and business development background to execute Norfolk Southern’s operational and financial plans, with Mr. Anderson leveraging his extensive leadership experience in the transportation industry to help guide Board oversight of management on behalf of our shareholders. See “Spotlight on our Independent Board Chair” for more information about Mr. Anderson’s role and specific responsibilities as independent Board Chair. The Board continues to believe that having an independent Board Chair is a governance best practice and enhances the Board’s ability to carry out its responsibilities.

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Corporate Governance

Spotlight on Our Independent Board Chair

In June 2025, the Board appointed Richard Anderson as Board Chair. Mr. Anderson’s extensive executive, directorial, operational, strategic, and legal experience, particularly resulting from his successful tenure as Executive Chair and Chief Executive Officer of Delta Air Lines, and Chief Executive Officer of both Northwest Airlines and Amtrak, including Delta's successful acquisition and integration of Northwest Airlines, make him the right director to serve as our Board Chair at this time.

In his role as Board Chair, Mr. Anderson supports Norfolk Southern’s commitment to best practices by overseeing overall Board and committee governance matters and actively engaging with senior management and our shareholders. This active engagement enables further oversight of Norfolk Southern’s operations, alignment with our strategic direction, and enhanced oversight of management as they continue to deliver productivity and operational results for our shareholders. Among other matters, Mr. Anderson has focused on the following:

Robust Engagement with Management

■ Conducted regular meetings with our CEO to stay fully engaged on key strategic, operational, and emerging matters.

■ Conducted periodic calls with our CEO to further address ongoing matters in greater detail and to plan for upcoming Board and committee meetings.

Engagement with Shareholders

■ Participated in numerous engagements with key shareholders to provide additional insight and feedback, with a focus on Board governance and cohesion, as well as to solicit feedback on our 2024 Say-on-Pay vote results to help guide the specific actions taken in response.

Overseeing Board Matters

■ Develops and approves Board agendas, meeting schedules, and other materials distributed to the Board, to ensure key topics are addressed.

■ Presides at all Board and shareholder meetings.

■ Calls Board meetings.

■ Presides over the Board’s annual self-evaluation process, including conducting one-on-one interviews with each director to provide feedback to enhance performance and effectiveness.

■ Provides feedback to the Governance and Nominating Committee when conducting its annual review of desired skills and expertise for the Board.

■ Interviews prospective director candidates.

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Corporate Governance

BOARD SELF-EVALUATIONS AND REFRESHMENT

Our independent Board Chair presides over our annual board self-evaluation process. For the 2025 evaluation, an independent third party distributed questionnaires to each member of the Board to solicit feedback on a wide range of factors, including an assessment of the effectiveness of the Board, director performance, board dynamics, director succession planning, and the effectiveness of the Board Chair and each committee chair. Each director completed a confidential assessment, with results aggregated and reviewed by our Board and Governance and Nominating Committee Chairs who in turn discussed the results with the Board. Our Governance and Nominating Committee Chair further conducted one-on-one discussions with each non-employee director to solicit feedback and input on individual director performance and areas for potential improvement. That feedback was further relayed on to our Board Chair, who in turn conducted one-on-one discussions with each of our directors to relay feedback and discuss potential areas to enhance performance. The Board believes reviewing, updating, and distributing the questionnaire to each director annually, coupled with one-on-one feedback and detailed discussions led by the independent Board Chair and each committee Chair, constitutes strong governance practices that help enhance individual director accountability and performance. The Board also periodically engages an independent third party to facilitate the distribution and analysis of the detailed questionnaires.

Board Self-Evaluation Process

1	2	3	4	5

WRITTEN BOARD EVALUATION Completed anonymously by each director for the Board as a whole	EXECUTIVE SESSION DISCUSSIONS Executive sessions to discuss Board and committee performance are led by the independent Board Chair and each committee Chair	ONE-ON-ONE DISCUSSIONS Between our independent Board Chair and Governance and Nominating Chair and each non-employee director	FEEDBACK INCORPORATED Policies and practices updated as appropriate as a result of annual and ongoing feedback	ONGOING FEEDBACK Directors provide ongoing, real-time feedback outside of the annual evaluation process

Board Refreshment and Annual Succession Planning Policy: Our Governance and Nominating Committee has adopted a policy under our Corporate Governance Guidelines requiring it to discuss succession planning for directors, including the committee chair and Board Chair positions, at least annually. The Committee reviews overall market practice, emerging governance trends, the composition of peer and broader industry boards, overall diversity, tenure, and the feedback of its shareholders and independent Board Chair when conducting its annual review of desired skills and expertise for the Board. In evaluating tenure, the Governance and Nominating Committee reviews average and median tenure and the distribution of individual tenures among the Board (that is, the number of directors having less than five years of service, five to ten years of service, and over ten years of service), with the goal of maintaining an appropriate balance of new perspectives and longer-term expertise. The Committee may otherwise engage third-party service providers, as needed, to help evaluate and solicit qualified candidates for potential nomination to the Board.

In January 2025, as part of our robust board refreshment process, and in connection with the previously announced Cooperation Agreement dated November 13, 2024, with Ancora Catalyst Institutional, LP and certain of its affiliates (“Ancora Parties”), we added Lori J. Ryerkerk to the Board. Ms. Ryerkerk was identified through a national search conducted by Diversified Search Group and selected in consultation with the independent Board Chair, the Governance and Nominating Committee, and the Ancora Parties. Ms. Ryerkerk brings extensive executive experience as the former chairman, chief executive officer, and president of Celanese Corp. The Board and the Governance and Nominating Committee believe that our current slate of director nominees brings a variety of backgrounds, skills, qualifications, and perspectives that contribute to the overall balanced composition, tenure, and diversity of our Board.

Retirement Policy: Under our Corporate Governance Guidelines, a director must retire effective as of the date of the annual meeting that falls on or next follows the date of that director’s 75th birthday. No directors were impacted by this policy during 2025. Directors may otherwise retire at any time in their discretion, which was the case for Thomas Kelleher and Claude Mongeau, each of whom retired from the Norfolk Southern Board in May and June 2025, respectively.

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Corporate Governance

Director Onboarding and Continuing Education

Each new director elected to the Board participates in the NS OnBoard director orientation program, a structured and multi-dimensional process created to assist each new director to provide meaningful oversight as soon as possible following election to the Board. We view this as a strong governance practice that differentiates the Company as a potential destination for qualified Board candidates.

The NS OnBoard program consists of the following activities, among others:

■ Multiple sessions with management to review the areas of greatest importance to the Company and its operations, including overall strategy, the competitive landscape, operations, human capital management, regulatory, sustainability, ethics and compliance, safety, information technology, and cybersecurity, among others;

■ Site visits to provide enhanced visibility on employee training and railroad operations;

■ Curated education and enrichment opportunities provided in each of the first two years on the Board; and

■ A one-on-one meeting with the independent Board Chair after one year of service to review overall performance and development opportunities.

Directors also receive continuing education from time to time through presentations about the Company and new legal and regulatory developments relating to directors. Directors are otherwise encouraged to participate in outside director education seminars at any point during their tenure at the Company’s expense. In addition, directors periodically participate in site visits to our railroad facilities.

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Corporate Governance

CORPORATE GOVERNANCE BEST PRACTICES

Annual Election of Directors: All of our directors are elected annually with a one-year term.

Director Elections Majority Voting Policy and Resignation Requirement: Norfolk Southern’s Bylaws provide that directors will be elected by a majority of votes cast in an uncontested election of directors. Pursuant to our Bylaws, any incumbent director who is not re-elected must promptly tender his or her resignation to the Board of Directors for consideration by our Governance and Nominating Committee. The Governance and Nominating Committee will promptly consider the resignation and recommend to the Board of Directors whether to accept or reject the tendered resignation. The Board of Directors will act on the Committee’s recommendation within 90 days following certification of the election results. Any director who tenders his or her resignation pursuant to this provision will not participate in the Governance and Nominating Committee’s recommendation or Board of Directors’ consideration regarding whether or not to accept the tendered resignation. If the resignation is accepted, the Governance and Nominating Committee will recommend to the Board whether to fill the vacancy or reduce the size of the Board. We will publicly disclose the Board of Directors’ decision within four business days, including a full explanation of the process by which the decision was reached and, if applicable, the reasons why the Board rejected the director’s resignation.

Proxy Access: Our Bylaws permit a group of up to 20 shareholders holding at least 3% of our outstanding shares for at least three years, and who otherwise comply with the requirements provided in our Bylaws, to nominate for election to the Board the greater of two directors or 20% of number of directors then in office.

Special Meetings: A special meeting will be called by our Corporate Secretary upon written request by one or more shareholders who in the aggregate represent at least 20% of our voting shares and who otherwise comply with the requirements provided in our Bylaws.

Shareholder Engagement: Norfolk Southern has a long history of shareholder engagement. This director-led process, which we anticipate continuing to conduct each year, enables us to meaningfully identify, address, and prioritize key shareholders concerns, improve our decision making, and enhance alignment on key issues. During 2025, we continued our robust director-led shareholder outreach program and reached out to shareholders representing over half of our outstanding shares, ultimately conducting 22 meetings with shareholders representing approximately 34% of our outstanding shares, with our Board and Governance and Nominating Committee Chairs participating where possible based on their availability. The engagements prior to our 2025 Annual Meeting were primarily focused on governance and compensation-related updates made in response to prior shareholder feedback we solicited and received following a failed prior-year Say-on-Pay vote that the Company wanted to meaningfully address (ultimately obtaining a 95% vote on such issue). The engagements conducted after the 2025 Annual Meeting were primarily focused on shareholder approval of the proposed merger with Union Pacific and the related compensation payable to our executive officers. During these engagements, we were able to convey the Board's rationale for such strategic transaction, underscore the critical need to keep our senior executive team retained and engaged given a lengthy and unpredictable regulatory approval process, and receive shareholder feedback on such matters. These discussions, and the rationale provided in such meetings and our public disclosures propelled strong voting results, including 99% approval of the Union Pacific transaction and 93% approval of the related executive compensation.

Related Persons Transactions: During 2025, Norfolk Southern did not participate in any related persons transactions.

Related persons include our Executive Officers, directors, any nominee for director, beneficial owners of 5% or more of our common stock, immediate family members of these persons, and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related persons transactions.” We have adopted a written policy to prohibit related persons transactions unless they are determined to be in Norfolk Southern’s best interests. Under this policy, the Audit and Finance Committee is responsible for the review and approval of each related person transaction exceeding $120,000. In instances where it is not practicable or desirable to wait until the next meeting of the Audit and Finance Committee for review of a related person transaction, the Chair of the Audit and Finance Committee has been delegated authority to act between Audit and Finance Committee meetings. The Audit and Finance Committee, or its Chair, considers all relevant factors when determining whether to approve a related person transaction, including whether the proposed transaction is on terms and made under circumstances that are at least as favorable to Norfolk Southern as would be available in comparable transactions with or involving unaffiliated third parties. Among other relevant factors, they consider:

■ the size of the transaction and the amount of consideration payable to the related person(s);

■ the nature of the interest of the applicable director, director nominee, Executive Officer, or 5% shareholder in the transaction; and

■ whether we have developed an appropriate plan to monitor or otherwise manage the potential conflict of interest.

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Corporate Governance

The Chair of the Audit and Finance Committee reports any action taken pursuant to this delegated authority to the Audit and Finance Committee at its next meeting. In addition, at the Audit and Finance Committee’s first meeting of each fiscal year, it reviews any previously approved related persons transactions that remain ongoing and have a remaining term or remaining amounts payable to or receivable from us of more than $120,000. Based on all relevant facts and circumstances, taking into consideration our contractual obligations, the Audit and Finance Committee determines whether it is in our and our shareholders’ best interest to continue, modify, or terminate any related persons transaction.

Anti-Hedging and Anti-Pledging Policies: Our anti-hedging policy, which applies to all officers and members of the Board, provides that our executive and non-executive officers and members of the Board are prohibited from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars, exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities, whether granted as part of the officer’s or director’s compensation, or held, directly or indirectly, by the officer or director. We also prohibit executive officers from entering into pledging transactions or positions regarding our securities and although there is no prohibition on director pledging, none of our directors currently have pledges of the Company’s securities. All of our executive officers and directors are in compliance with these policies.

Code of Ethics and Business Conduct for Norfolk Southern Board Members: During 2025, our Board adopted a new Code of Ethics and Business Conduct specific to our directors. This policy provides guidance regarding potential conflicts of interest, confidentiality, and other governance obligations with which our directors are expected to comply, coupled with initial and annual certification processes. Our Code of Ethics and Business Conduct for Norfolk Southern Board Members is available on our website at www.norfolksouthern.com on the "Corporate Governance" page.

The Thoroughbred Code of Ethics: Our Thoroughbred Code of Ethics sets forth principles for behavior applicable to all directors, officers, and employees of Norfolk Southern that guide our business conduct and relationships with customers, shareholders, colleagues, and the communities we serve. Our Code of Ethical Conduct for Senior Financial Officers applies to specified senior financial officers, which sets forth specific policies to guide the Company’s senior financial officers in the performance of their duties. Our Thoroughbred Code of Ethics is available on our website at www.norfolksouthern.com. Our Code of Ethical Conduct for Senior Financial Officers and Corporate Governance Guidelines are available on the “Corporate Governance” page. Any shareholder may request printed copies of our Corporate Governance Guidelines, The Thoroughbred Code of Ethics, or Code of Ethical Conduct for Senior Financial Officers by contacting our Corporate Secretary at Norfolk Southern Corporation, 650 West Peachtree Street, NW, Atlanta, Georgia 30308 (email Corporate_Secretary@nscorp.com or telephone 470-463-0400).

Shareholder Communications: The Board of Directors has adopted Corporate Governance Guidelines that, among other matters, describe procedures for shareholders and other interested parties to communicate with the independent members of the Board. Communications will be forwarded to the Chair after review by the Corporate Secretary, as appropriate. Communications that are unrelated to the duties and responsibilities of the Board may not be forwarded. These include matters involving individual grievances or that are otherwise not of general concern to all shareholders, and items that are business solicitations or advertisements, resumes or other job-related inquiries, spam, and hostile, threatening, or similarly unsuitable communications, each of which will be handled by management, as appropriate. However, all shareholder and interested parties’ communications are made available to the Board of Directors upon the Board’s request. The Corporate Governance Guidelines are available on our website at www.norfolksouthern.com.

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Corporate Governance

RISK OVERSIGHT

The Board

The Board of Directors is responsible for overseeing the primary operational, compliance, financial, strategic, and technological risks facing the Company, including the Company’s corresponding Enterprise Risk Management program (ERM Program). The Board of Directors uses the ERM Program to proactively identify, assess, monitor, and mitigate the primary risks, threats, and uncertainties that may impact the Company’s business objectives. Management has created an Enterprise Risk Council (ERC), composed of senior department leaders, who coordinate with business leaders across the Company to assess and mitigate enterprise risks, and report its activities and findings to executive leadership and the Board. The ERC meets quarterly to discuss internal and external developments and emerging and enterprise risks within each of the Company’s five primary risk categories.

Subject to the Board’s oversight and accountability, the Board has delegated specific risk management oversight responsibilities to its various committees, as set forth below. The Board and its committees are authorized to engage outside advisors to assist in performing such risk management oversight duties, with the Board being further authorized to conduct related risk assessments at any time. The Company also made significant improvements to the ERM Program in recent years, including creating the ERC referenced above, supporting the development of a crisis management function, launching ERM training for management, and deploying enhanced risk reporting with an on-demand metrics dashboard.

The Board also took affirmative steps in 2025 to take direct oversight responsibility for specific areas, including oversight of the ERM program, as well as cybersecurity and information technology matters. The Board took direct oversight authority for these matters from the former Finance and Risk Management Committee, which it combined with the Audit Committee (now the Audit and Finance Committee) as part of a comprehensive review of industry and peer governance practices last year. This oversight includes receiving periodic reports from management on the Company’s overall risk monitoring and mitigation activities, including but not limited to technology risks (related to cybersecurity, cyber incident response, information technology resilience, and the adequacy and effectiveness of the Company’s information technology policies). The Board has also implemented the additional risk management efforts with respect to technology and cybersecurity matters described further below.

Audit and Finance Committee

The Board has delegated responsibility to the Audit and Finance Committee to (i) discuss the Company’s guidelines and policies with respect to risk assessment and management, and (ii) oversee major financial risk exposures and management’s efforts to monitor and control such exposures.

Governance and Nominating Committee

The Board has delegated oversight of the Company’s sustainability and climate change risks and initiatives to the Governance and Nominating Committee. The Board also receives recommendations from the Governance and Nominating Committee regarding what specific Board committee should be allocated the management and oversight responsibility for specific identified risk areas.

Compensation and Talent Management Committee

The Board has delegated responsibility to the Compensation and Talent Management Committee to oversee the Company's talent management strategies and programs, as well as to review the Company's compensation strategy, plans, and programs to ensure that they do not encourage unnecessary or excessive risk taking.

Safety Committee The Board has delegated responsibility to the Safety Committee to oversee risk management related to the Company's safety programs and practices.

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Corporate Governance

RISK OVERSIGHT (continued)

Technology and Cybersecurity Risk Management Efforts: We have implemented additional processes to address the significant technological and cybersecurity risks we face:
■

Management provides periodic reports to the Board regarding (i) the primary technology risks impacting the Company, including regarding our systems, service resiliency, cybersecurity risks, and the related threat environment, with best practices, cyber readiness, and third-party assessment results also addressed as needed, and (ii) all material or potentially material cybersecurity incidents involving the Company, including root causes and identification of and progress towards remediation activities through completion;

■

Management provides an annual report to the Board highlighting the emerging threat landscape, our progress executing on our defensive cybersecurity strategy, and a review of our cybersecurity incident investigation and response processes;

■

Our Chief Information & Digital Officer leads a team responsible for establishing enterprise-wide security strategy policy, standards, architecture, and processes, including tracking key risk indicators for our primary cybersecurity risks;

■

All management employees receive mandatory training on how to identify potential cybersecurity risks and protect the Company’s resources and information which is supplemented by company-wide testing initiatives, including periodic phishing tests;

■

We use a risk-based information security program that helps (i) ensure our defenses and resources are aligned to address the most likely and most damaging potential attacks, (ii) provide support for our organizational mission and operational objectives, and (iii) keep us in the best position to detect, mitigate, and recover from a wide variety of potential attacks in a timely fashion; and

■

We have created an integrated artificial intelligence (AI) governance framework in order to ensure responsible, compliant and secure use of AI. Our AI governance framework embeds lifecycle controls, cross-functional oversight and periodic reporting into the Company’s broader technology risk management program.

Management

Management has day-to-day responsibility for identifying, assessing, managing, and monitoring risks by utilizing enterprise risk management processes and controls, including the ERC described above. The Board will periodically review and discuss with management the Company’s major risk exposures and the steps management has taken to identify, monitor, and control such exposures, including the Company’s risk assessment and risk management guidelines, policies, and procedures.

DIRECTOR ATTENDANCE AT BOARD AND ANNUAL MEETINGS

The Board met 12 times in 2025. Each then-current director attended not less than 75% of the aggregate number of meetings of the Board and meetings of all committees on which such director served. As set forth in the Corporate Governance Guidelines, each director is expected to attend all meetings of the Board of Directors and the committees on which the director serves. Additionally, to the extent possible, each director is also expected to attend the Annual Meeting of Shareholders. All directors standing for election in 2026 attended our 2025 Annual Meeting of Shareholders.

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Corporate Governance

BOARD COMMITTEES AND COMPOSITION

Our current Board committees and their responsibilities are described below and in the following pages. Each committee operates under a charter approved by the Board of Directors that requires the committee to evaluate its performance at least annually. Committee membership and copies of the committee charters are available on our website at www.norfolksouthern.com. Any shareholder may request a printed copy of our committee charters by contacting our Corporate Secretary at Norfolk Southern Corporation, 650 West Peachtree Street, NW, Atlanta, Georgia 30308 (email Corporate_Secretary@nscorp.com or telephone 470-463-0400).

Name	Audit and Finance	Compensation and Talent Management	Governance and Nominating	Safety	Executive

Richard H. Anderson (Board Chair)

William Clyburn, Jr.

Philip S. Davidson

Francesca A. DeBiase

Marcela E. Donadio

Sameh Fahmy

Mark R. George(1)

Mary Kathryn “Heidi” Heitkamp

John C. Huffard, Jr.

Christopher T. Jones

Gilbert H. Lamphere

Lori J. Ryerkerk

Committee Chair	Committee Member

(1)
While Mr. George is a member of the Executive Committee, he may attend other Board Committee meetings from time to time, at Mr. Anderson’s discretion and direction, respectively.

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Corporate Governance

AUDIT AND FINANCE COMMITTEE

Chair: Marcela E. Donadio Current Members: Richard H. Anderson Philip S. Davidson Sameh Fahmy Christopher T. Jones Gilbert H. Lamphere Meetings in 2025: 9

All members of the Committee are independent and satisfy all additional requirements for service on an Audit Committee, as defined by the applicable NYSE listing standards and SEC rules. In addition, four members have been determined to qualify as “audit committee financial experts,” as that term is defined by SEC rule, including Marcela Donadio, Chair of our Audit and Finance Committee. No member of the Committee serves on more than three public company audit committees.

Duties:

Our Audit and Finance Committee (i) assists the Board in fulfilling its responsibility to provide independent, objective oversight of the Company’s financial statements, reporting processes, and internal control systems, (ii) selects and engages with an independent registered public accounting firm to assist in these efforts, (iii) assists Board oversight of compliance with legal and regulatory requirements, and (iv) prepares the “Audit and Finance Committee Report” included in our proxy statement.

2025 Update:

In March 2025, as part of a benchmarking review to ensure adherence to best practices among the Company’s peers and other governance leaders, the Board elected to combine the Audit and Finance and Risk Management Committees, effective as of the 2025 Annual Meeting. By doing so, the Audit Committee was renamed the Audit and Finance Committee, which, in addition to oversight of the matters referenced above, also assumed oversight of our (i) financial matters and strategies, and (ii) capital structure.

Norfolk Southern Corporation	2026 Proxy Statement 33

Corporate Governance

COMPENSATION AND TALENT MANAGEMENT COMMITTEE

Chair: John C. Huffard, Jr. Current Members: Richard H. Anderson Francesca A. DeBiase Gilbert H. Lamphere Lori J. Ryerkerk Meetings in 2025: 8

All members of the Compensation and Talent Management Committee are independent and satisfy all additional requirements for service on a Compensation Committee, as defined by the applicable NYSE listing standards and the SEC rules.

Duties:

As reflected in the Compensation and Talent Management Committee Charter, the committee (i) considers and recommends to the Board the compensation levels, plans, and programs for the CEO and Executive Officers, (ii) reviews the results of the shareholder advisory vote on executive compensation, (iii) oversees disclosures made in the Compensation Discussion and Analysis and produces a report for inclusion in our proxy statement, (iv) oversees our key human capital management strategies and programs, and (v) oversees and administers our executive compensation plans and approves related goals and performance.

2025 Update:

To align with governance best practices, in March 2025 the Board granted responsibility for (i) executive talent and leadership development, (ii) executive officer evaluations and succession planning, and (iii) oversight of our workplace environment and culture to the Compensation and Talent Management Committee, effective as of the 2025 Annual Meeting.

34 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

GOVERNANCE AND NOMINATING COMMITTEE

Chair: Francesca A. DeBiase Current Members: William Clyburn, Jr. Mary Kathryn “Heidi” Heitkamp John C. Huffard, Jr. Lori J. Ryerkerk Meetings in 2025: 6

All members of the Governance and Nominating Committee are independent.

Duties:

As reflected in the Governance and Nominating Committee Charter, our Governance and Nominating Committee (i) recommends qualified individuals to be nominated as members of the Board or elected as officers, (ii) monitors the composition, size, and structure of the Board and committees, (iii) oversees director compensation, (iv) monitors legislative developments and other public policy issues relevant to Norfolk Southern, (v) oversees charitable donation policy, (vi) oversees sustainability and climate change risks and initiatives, (vii) reviews shareholder relations, (viii) monitors corporate governance issues, (ix) evaluates the performance of the Board, committees, and individual directors, and (x) oversees director onboarding and continuing director education.

2025 Update:

In connection with its March 2025 benchmarking review, the Board elected to delegate oversight of (i) the Board’s working relationship and communications with management, (ii) Board and Committee Chair succession planning, (iii) shareholder engagement and sentiment, and (iv) continuing director education to the Governance and Nominating Committee, effective as of the 2025 Annual Meeting.

Norfolk Southern Corporation	2026 Proxy Statement 35

Corporate Governance

SAFETY COMMITTEE

Chair: Christopher T. Jones Current Members: William Clyburn, Jr. Philip S. Davidson Marcela E. Donadio Sameh Fahmy Mary Kathryn “Heidi" Heitkamp Meetings in 2025: 5

All members of the Safety Committee are independent.

Duties:

As reflected in the Safety Committee Charter, the Safety Committee (i) reviews and evaluates the Company’s safety program and practices, and (ii) monitors the Company’s compliance with applicable safety rules and regulations.

2025 Update:

In March 2025, the Board granted the Safety Committee additional responsibility for assessing safety-related operational and technological advancements and the processes to explore and adopt such technologies, effective as of the 2025 Annual Meeting.

36 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

EXECUTIVE COMMITTEE

Chair: Richard Anderson Current Members: Francesca A. DeBiase Marcela E. Donadio Mark R. George John C. Huffard, Jr. Christopher T. Jones Meetings in 2025: 1

Duties:

When the Board is not in session, and except as otherwise provided by law, the Executive Committee has and may exercise all the authority of the Board, including the authority to declare a quarterly dividend on our common stock at the rate of the quarterly dividend most recently declared by the Board. All actions taken by the Executive Committee are reported to the Board at its next meeting and are subject to revision or alteration by the Board.

Norfolk Southern Corporation	2026 Proxy Statement 37

Corporate Governance

COMPENSATION OF DIRECTORS

2025 Non-Employee Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Richard H. Anderson	217,000	235,698	25,000	477,698
William Clyburn, Jr.	120,000	180,082	40,000	340,082
Philip S. Davidson	180,000	180,082	5,000	365,082
Francesca A. DeBiase	200,000	180,082		380,082
Marcela E. Donadio	140,000	180,082	20,000	340,082
Sameh Fahmy	120,000	180,082		300,082
Mary Kathryn ”Heidi” Heitkamp	120,000	180,082	25,000	325,082
John C. Huffard, Jr.	207,000	180,082	5,000	392,082
Christopher T. Jones	140,000	180,082	5,000	325,082
Gilbert H. Lamphere	130,000	180,082	17,500	327,582
Lori J. Ryerkerk	120,000	180,082		300,082
Thomas “Colm” Kelleher(5)	70,000	180,082		250,082
Claude Mongeau(6)	110,000	280,156		390,156

(1)
As our CEO during 2025, Mr. George did not receive additional compensation for his service as a director. For compensation information for Mr. George, see the Summary Compensation Table beginning on page 68.
(2)
Includes amounts elected to be received on a deferred basis pursuant to the Directors’ Deferred Fee Plan. For a discussion of this plan, as well as our other director compensation plans, see the narrative discussion below.
(3)
Represents the grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 of the restricted stock units granted to those directors then in office pursuant to our Long-Term Incentive Plan (the “LTIP”) on January 30, 2025. Additional grants were awarded to Claude Mongeau on January 30, 2025, and Richard Anderson on July 31, 2025, in connection with their service as independent Board Chair. All of the restricted stock units granted to our directors under the LTIP are vested upon grant and acceptance of the award, but are subject to a restriction period of one year, and depending on the director’s election, may be subject to a retention period that ends upon the director’s termination of service.
(4)
Represents the dollar amounts we contributed to charitable organizations on behalf of directors pursuant to our matching gift programs.
(5)
Mr. Kelleher served on the Board until the conclusion of the 2025 Annual Meeting.
(6)
Mr. Mongeau resigned from the Board in June 2025.

Narrative to Non-Employee Director Compensation

Below is a discussion of the material factors necessary to an understanding of the compensation disclosed in the above table.

How We Set Director Compensation. Prior to 2025, the Compensation and Talent Management Committee, together with the Board of Directors determined the compensation of non-employee directors. Beginning in 2025, these responsibilities were assumed by the Governance and Nominating Committee, together with the Board of Directors. Directors who are executives of the Company receive no compensation for their Board service. The applicable committee consults with its compensation consultant on the director compensation program and reviews survey information to determine whether changes are advisable. The committee reviews a comparison to the market amount of compensation paid to directors serving on boards of similar companies and reviews the allocation of this compensation between cash retainer and equity grants. In general, the responsible committee and the Board seek to make any changes to non-employee director compensation in a gradual and incremental fashion.

The Company pays for or reimburses directors for expenses related to attending Board and committee meetings, director education programs, and other company business meetings.

38 2026 Proxy Statement	Norfolk Southern Corporation

Corporate Governance

Fees. In 2025, each member of the Board received a quarterly fee of $30,000 for service on the Board and its standing committees. Directors who served as committee chairpersons received an additional quarterly fee of $5,000 for such service. The independent Chair received an additional quarterly fee of $25,000. Members of the two Special Litigation Committees (temporary special purpose committees formed in 2023 and November 2025, respectively, to review litigation matters) each received an additional monthly fee of $5,000, and the chairpersons of those Committees received an additional monthly fee of $6,000.

Directors’ Deferred Fee Plan. A director may elect to defer receipt of all or a portion of the director’s compensation. Amounts deferred are credited to a separate account maintained in the name of each participating director.

Three directors elected to defer compensation that would have been payable in 2025 into the Directors’ Deferred Fee Plan.

Deferred amounts are credited with variable earnings and/or losses based on the performance of hypothetical investment options selected by the director. The hypothetical investment options include Norfolk Southern stock units and various mutual funds as crediting indices. Norfolk Southern stock units are phantom units whose value is measured by the market value of shares of our common stock, but the units will be settled in cash, not in shares of stock. These amounts will be distributed in accordance with the director’s elected distribution option in one lump sum or a stream of annual cash payments over 5, 10, or 15 years.

Our commitment to accrue and pay interest and/or earnings on amounts deferred is facilitated by the purchase of corporate-owned life insurance. If the Board of Directors determines at any time that changes in the law affect our ability to recover the cost of providing the benefits payable under the Directors’ Deferred Fee Plan, the Board may reduce the interest and/or earnings on deferrals to a rate not less than one half the rate otherwise provided for in the Directors’ Deferred Fee Plan.

Long-Term Incentive Plan. Each of our non-employee directors was granted restricted stock units (RSUs) effective on January 30, 2025. Mr. Mongeau received an additional award of RSUs on January 30, 2025, in connection with his service as Board Chair, and Mr. Anderson received a prorated award on July 31, 2025, for his service as Board Chair. Each RSU represents the economic equivalent of one share of our common stock, and will be settled in shares of our stock. Each director is offered a choice as to the form for settlement of shares for the restricted stock unit award between (1) distribution one year after grant, with cash dividend equivalent payments made on the restricted stock units in an amount equal to, and commensurate with, regular quarterly dividends paid on our common stock, or (2) distribution upon leaving the Board, either in a lump sum or in ten annual distributions in accordance with the director’s prior election, with the award credited with dividend equivalents as dividends are paid on our common stock and the dividend equivalents converted into additional RSUs or fractions thereof based on the fair market value of our stock on the dividend payment date.

Under the LTIP, if a new non-employee director is appointed after the date of the plan awards for the year, the new director will receive an award under the same terms as made to other non-employee directors for the year but with the amount of the award prorated based on the number of days remaining in the year that the individual became a director.

Directors’ Charitable Award Program. Each director who has served for one year is entitled to nominate up to five tax-exempt institutions to receive, in the aggregate, up to $500,000 from Norfolk Southern following the director’s death. Directors are entitled to designate up to $100,000 per year of service until the $500,000 cap is reached. Following the director’s death, we will distribute the donations in five equal annual installments.

The Directors’ Charitable Award Program supports our long-standing commitment to contribute to educational, cultural, and other charitable institutions and to encourage others to do the same. We fund some of the charitable contributions made under the program out of general corporate assets, and some of the charitable contributions with proceeds from life insurance policies we purchased before 2011 on some of the directors’ lives. We are the owner and beneficiary of these policies, and the directors have no rights to any policy benefits. Upon directors’ deaths, we receive these life insurance death benefits free of income tax, which provide a source from which we can be reimbursed for donations made under the program. No premiums were paid for these life insurance policies after 2019.

Because we make the charitable contributions (and are entitled to the related deduction) and are the owner and the beneficiary of the life insurance policies, directors receive no direct financial benefit from this program. In the event the proceeds from any of these policies exceed the donations we are required to make under the program, we contribute the excess proceeds to the Norfolk Southern Foundation. Amounts the Norfolk Southern Foundation receives under this program may reduce what we otherwise would contribute from general corporate resources to support the Foundation’s activities.

Share Ownership Guidelines and Holding Requirements for Directors. Our Board of Directors has established as part of our Corporate Governance Guidelines that each non-employee director should own shares of Norfolk Southern stock equal to at least $600,000 (i.e., five times the annual amount of quarterly fees paid for service on the Board and its standing committees). The Board of Directors believes this stock ownership guideline is reasonable and aligns director and shareholder interests. Norfolk Southern common stock and restricted stock units, whether deferred or not, held in Norfolk Southern’s LTIP count toward this guideline. Directors may acquire such holdings over a five-year period. All directors currently meet this guideline or are expected to meet the guideline within the five-year period. Our Board has also established Stock Holding Requirements for our directors under our Corporate Governance Guidelines that stipulate that a director is required to retain all net shares received from the Company until such time as the applicable stock ownership requirement has been met.

Norfolk Southern Corporation	2026 Proxy Statement 39

Norfolk Southern Corporation

AUDIT AND FINANCE COMMITTEE MATTERS

ITEM 2

The Audit and Finance Committee of the Board of Directors has appointed KPMG LLP, independent registered public accounting firm, to perform the integrated audit of our consolidated financial statements and internal control over financial reporting for 2026. KPMG and its predecessors have been the Company’s external auditor since 1982.

Selection of KPMG. The Audit and Finance Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm and consequently is involved in the selection of the lead audit partner for the engagement. In addition, the Audit and Finance Committee is responsible for negotiating and approving the fees paid to KPMG. In determining whether to reappoint KPMG this year, the Committee reviewed KPMG’s performance and independence and considered a number of factors, including:

■ the quality of its interactions and discussion with KPMG;

■ KPMG’s performance in the audit engagement;

■ the qualifications of the lead audit partner and audit team;

■ KPMG’s independence program and processes for maintaining independence;

■ KPMG’s expertise in relevant accounting and financial matters;

■ the length of time KPMG has been engaged; and

■ the potential impact of changing our independent registered public accounting firm.

Due to KPMG’s high-quality performance and strong independence, the Audit and Finance Committee and the Board of Directors believe that the continued engagement of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit and Finance Committee unanimously recommends, and the Board of Directors concurs, that shareholders vote FOR the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.

FOR

KPMG Fees. For the years ended December 31, 2025, and December 31, 2024, KPMG billed us for the following services:

	2025 ($)	2024 ($)

Audit Fees(1)	4,264,714	4,051,858
Audit-Related Fees(2)	396,000	390,000
Tax Fees(3)	—	33,539
All Other Fees	—	—
Total Fees	4,660,714	4,475,397

(1)
Audit Fees include fees for the audit of our consolidated financial statements, included in our 10-K filing, and internal control over financial reporting (integrated audit), the review of our consolidated financial statements included in our 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)
Audit-Related Fees principally include fees for employee benefit plan audits and other attestation services.
(3)
Tax Fees consist of tax advice, tax planning, and tax compliance services.

40 2026 Proxy Statement	Norfolk Southern Corporation

Audit and Finance Committee Matters

Pre-Approval Policy. The Audit and Finance Committee requires that management obtain the Committee’s prior approval for all audit and permissible non-audit services. The Committee considers and approves at each January meeting anticipated services to be provided during the year, as well as the projected fees for those services. The Committee considers and pre-approves additional services and projected fees as needed at each meeting. The Audit and Finance Committee has delegated authority to its Chair to pre-approve services between meetings, provided that the Chair reports any such pre-approval to the Audit and Finance Committee at its next meeting. The Audit and Finance Committee will not approve non-audit engagements that would violate SEC rules or impair the independence of our independent registered public accounting firm. All services rendered to us by KPMG in 2025 and 2024 were pre-approved in accordance with these procedures.

Representatives of KPMG are expected to attend the 2026 Annual Meeting. They will have the opportunity to make a statement, if they so desire, and be available to respond to appropriate questions.

AUDIT AND FINANCE COMMITTEE REPORT

Before our Annual Report on Form 10-K for the year ended December 31, 2025, was filed with the SEC, the Audit and Finance Committee of the Board of Directors reviewed and discussed with management our audited financial statements for the year ended December 31, 2025.

The Audit and Finance Committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit and Finance Committee also has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit and Finance Committee concerning independence and has discussed with KPMG LLP their independence.

Based on the review and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements referenced above be included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

MEMBERS OF THE AUDIT AND FINANCE COMMITTEE

Marcela E. Donadio, Chair

Richard H. Anderson

Philip S. Davidson

Sameh Fahmy

Christopher T. Jones

Gilbert H. Lamphere

Norfolk Southern Corporation	2026 Proxy Statement 41

Norfolk Southern Corporation

EXECUTIVE COMPENSATION

ITEM 3

We are asking our shareholders to vote to support the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. Our executive compensation program is described in detail in the “Compensation Discussion and Analysis” beginning on page 45 and our “Executive Compensation Tables” beginning on page 68.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement. Although this Say-on-Pay vote is advisory, and therefore not binding on the Board, the Compensation and Talent Management Committee (the “Committee”) will consider the results of the vote in evaluating our executive compensation program in the future.

As more fully described in our Compensation Discussion and Analysis, our executive compensation program is designed to align executives’ compensation with the Company’s overall strategic objectives, to attract and retain highly qualified executives, and to provide incentives that drive shareholder value. A significant portion of our executives’ compensation is variable, at-risk, and tied to meeting performance goals.

Approval of Advisory Resolution on Executive Compensation

The Board of Directors recommends that shareholders vote FOR the advisory resolution to approve the compensation of Named Executive Officers.

FOR

RESOLVED, that the shareholders of Norfolk Southern Corporation approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table, and the other related tables and disclosures.

42 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

COMPENSATION AND TALENT MANAGEMENT COMMITTEE REPORT

The Committee oversees the executive compensation program on behalf of the Board. In fulfilling our oversight responsibilities, we reviewed and discussed with management the “Compensation Discussion and Analysis” set forth in this Proxy Statement.

The Compensation Discussion and Analysis discloses the material elements of Norfolk Southern’s executive compensation program. We are committed to a compensation program that is designed to align executive compensation with Norfolk Southern’s overall business strategies, attract and retain highly qualified executives, and provide incentives that drive shareholder value. The Compensation Discussion and Analysis describes how our decisions regarding Norfolk Southern’s executive compensation program for 2025 implemented these design objectives.

In reliance on the review and discussions with management referenced above, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in Norfolk Southern’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

MEMBERS OF THE COMPENSATION AND TALENT MANAGEMENT COMMITTEE

John C. Huffard, Jr., Chair

Richard H. Anderson

Francesca A. DeBiase

Gilbert H. Lamphere

Lori J. Ryerkerk

Compensation Committee Interlocks and Insider Participation: During 2025, each of John C. Huffard, Jr. (Chair), Richard H. Anderson, Francesca A. DeBiase, Gilbert H. Lamphere, and Lori J. Ryerkerk, as well as Thomas Kelleher (who served until the conclusion of our 2025 Annual Meeting) served on our Compensation and Talent Management Committee. None of these members have ever been employed by Norfolk Southern, and no members had any relationship with us during 2025 requiring disclosure as a transaction with a related person, promoter, or control person under Item 404 of Regulation S-K or under the compensation committee interlocks disclosure requirements of Item 407(e)(4) of Regulation S-K.

Norfolk Southern Corporation	2026 Proxy Statement 43

Executive Compensation

A MESSAGE FROM THE CHAIR OF OUR COMPENSATION AND TALENT MANAGEMENT COMMITTEE

Fellow Shareholder,

Overseeing our Talent and Compensation. As the members of the Compensation and Talent Management Committee, in addition to overseeing an executive compensation program that promotes pay-for-performance, we see it as our responsibility to attract, retain, and develop the talent we need to execute on our strategy to shape the future of rail transportation and growth for our company, our partners, and the economy. Achieving success starts with safety, that’s why we are collaborating with our union partners, industry peers, and third-party experts to make a safe railroad even safer. Accordingly, the compensation programs our Committee administers reflect this enhanced focus on our culture of safety.

Strong Investor Support on our Executive Pay Program. Following the disappointing Say-on-Pay vote result at our 2024 annual meeting, our Committee was reconstituted and retained a new leading independent compensation consultant, FW Cook, to assist with our enhanced shareholder outreach and responsiveness efforts leading up to last year's annual meeting. The 95% investor support received in our 2025 Say-on-Pay vote confirmed that the Committee has taken the right actions to strengthen Norfolk Southern's long-standing commitment to an objective pay-for-performance philosophy, highlighted by including (rather than excluding) the financial impact of the East Palestine incident when calculating incentive plan outcomes.

2025 Compensation Program Design. Building on prior-year updates resulting from a refreshed benchmarking analysis and significant shareholder feedback, the Committee made several additional refinements to our executive compensation program during 2025:

■ Annual Incentive Plan: We increased the weighting of the Operating Ratio metric from 30% to 35%, given its importance to shareholders and use as the primary financial performance metric in the industry, to further management's focus on delivering margin improvement while maintaining safety and service performance goal weighting.

■ We refined the service goal metric for our merchandise business to align with our peers and be more challenging to achieve. Specifically, we changed the merchandise metric from on-time delivery to overall plan compliance – which is more in line with metrics used by our peers to gauge performance. Further, we increased the targeted performance threshold under this metric to require higher performance during 2025, making overall success more challenging to achieve.

■ Long-Term Incentive Plan: We increased the weighting of performance share units (PSUs) to 60% of target long-term incentive grant value for all Named Executive Officers. The Committee also shifted the relative total shareholder return (TSR) measure from a modifier to a stand-alone PSU metric with a 40% weighting, while also eliminating all PSU payout modifiers and requiring above-median relative TSR performance for target payouts under this metric.

■ Regarding our restricted stock unit (RSU) and stock option grants, we refined the vesting provisions to more closely align with prevalent market practices (three-year ratable for RSUs and three-year cliff for options).

2025 Compensation Governance Improvements. Following an extensive review of peer and leading governance practices, we amended our charter to make several notable changes -- primarily to underscore enhanced oversight of talent management, performance, and succession matters. These changes included modifying our Committee name to the "Compensation and Talent Management Committee" and adding oversight of company-wide talent management programs, CEO/executive officer performance evaluations and succession planning, workplace environment and culture, and collective bargaining and labor strategies, among other related areas.

Merger-Related Compensation Actions and Oversight. In light of the Company's pending merger with Union Pacific, the Committee has been focused on detailed oversight and engagement to help ensure continued executive team retention during an extended regulatory review period. Relatedly, the Committee reviewed and approved retention bonus award agreements during 2025 with our executive officers to address heightened retention risk and to ensure continued focus on transaction-related matters as well as operational, safety, and service performance. The retention awards under these agreements will pay out in three installments (in April 2026, January 2027, and upon consummation of the UP Merger), provided such individual remains employed as of such date. The Committee also receives regular updates on transaction-related employment, retention, and benefit matters.

On behalf of our Compensation and Talent Management Committee, I thank you for your continued investment in Norfolk Southern and respectfully request your support of this year's management-sponsored ballot items.

Kind regards,

John C. Huffard, Jr.

Chair, Compensation and Talent Management Committee

44 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

Norfolk Southern Corporation

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the objectives, governance, and policies that guide our executive compensation program, the compensation components that made up that program during 2025, and the related performance goals and results.

OUR 2025 NAMED EXECUTIVE OFFICERS (“NEOs”):

MARK R. GEORGE President & Chief Executive Officer	JASON A. ZAMPI Executive Vice President & Chief Financial Officer

JOHN F. ORR Executive Vice President & Chief Operating Officer	CLAUDE E. (ED) ELKINS Executive Vice President & Chief Commercial Officer

ANIL BHATT Executive Vice President & Chief Information & Digital Officer

Norfolk Southern Corporation	2026 Proxy Statement 45

Executive Compensation

2025 EXECUTIVE COMPENSATION AT A GLANCE	2025 COMPENSATION PROGRAM	COMPENSATION GOVERNANCE	2025 COMPENSATION DECISIONS AND OUTCOMES	OTHER COMPENSATION ELEMENTS

2025 EXECUTIVE COMPENSATION AT A GLANCE

ENHANCED SHAREHOLDER OUTREACH AND RESPONSIVE ACTIONS ADDRESSED KEY 2024 CONCERNS; 2025 SAY-ON-PAY VOTE IMPROVED TO 95%

The Company and the Committee meaningfully responded to our disappointing 2024 Say-on-Pay vote, led by a number of targeted actions that resonated with our shareholders, resulting in a 95% approval level for the 2025 Say-on-Pay vote. As a reminder, these responsive actions included electing a new Committee Chair, appointing a new independent compensation consultant (FW Cook), conducting a detailed benchmarking analysis to level set practice to more closely align with industry peers, refreshing Committee membership by appointing three out of four new Committee members, and conducting extensive director-led shareholder engagement to solicit specific feedback about potential compensation-related concerns, which clarified the importance of including (rather than excluding) the impact of the East Palestine incident when calculating executive pay outcomes (which we did in 2025 when calculating such amounts, and which we've continued again in 2026).

TARGETED REFINEMENTS MADE TO FURTHER ALIGN OUR EXECUTIVE COMPENSATION PROGRAM WITH SHAREHOLDER SENTIMENT AND MARKET PRACTICE

The Committee made additional changes to our executive compensation program during 2025 to build on the aforementioned responsive actions to further refine our program to better align with shareholder feedback and market practice. The primary changes included increasing the weighting of Operating Ratio to 35% (from 30%) of the overall annual incentive award, given continued shareholder focus on overall margins and margin improvement, enhancing our merchandise service metric to further align with peer practice and be more challenging to achieve, recalibrating our performance stock unit (PSU) equity awards to emphasize total shareholder return (TSR) by making it a 40% component of the overall award (rather than a modifier) and setting above-median relative performance as the goal for a target payout, and simplifying such awards by eliminating an additional (revenue) modifier.

CONTINUED GOVERNANCE ENHANCEMENTS TO ENHANCE COMMITTEE OVERSIGHT OF TALENT MANAGEMENT, PERFORMANCE, AND SUCCESSION MATTERS

The Committee amended its charter to enhance direct Committee oversight of talent management, performance, and succession matters. These amendments resulted in the Committee changing its name to the "Compensation and Talent Management Committee" and assuming direct oversight of the following areas:

•
Company-wide talent management programs and strategies,
•
Executive talent and leadership development, including recommending officers for Board election,
•
CEO/executive officer performance evaluation and succession planning,
•
Workplace environment and culture,
•
Employment and other agreements with Executive Officers,
•
Stock ownership guidelines,
•
Pension plan,
•
Clawback policies,
•
Perquisites, and
•
Collective bargaining and labor strategies

CONTINUED FOCUS AND RESPONSIVE ACTIONS TAKEN TO ENSURE EXECUTIVE TEAM ENGAGEMENT AND RETENTION WITH RESPECT TO THE PENDING MERGER WITH UNION PACIFIC

In July, we signed a merger agreement with Union Pacific Corporation ("Union Pacific" or "UP") to create America's first transcontinental railroad (the "Merger"), subject to a detailed and lengthy regulatory approval process. Given the transformative nature of such transaction, and the overarching need to ensure our senior management team is retained, focused, and engaged given the heightened departure risk relating to the pending Merger (resulting from job uncertainty and incremental challenge and workload facing such individuals), the Committee has maintained direct oversight and involvement in a number of Merger-related matters. These matters include review and input on compensation, equity, and benefit-related provisions of the Merger Agreement, as well as the negotiation for and creation of a transaction bonus program pursuant to which the Company has entered into retention bonus award agreements with its executive officers. These agreements, ranging in value from two to four million dollars and paying out in three installments (25% in April 2026, 25% in January 2027, and 50% upon consummation of the UP Merger), subject to a recipient's continued employment on such dates, are designed to ensure the continued employment and engagement of our senior management team in their efforts to secure regulatory approval, plan for a successful integration, and continue operating a safe and service-focused railroad. These awards were supported by shareholders with a 93% in-favor vote at our November special meeting to approve the transaction.

46 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

2025 ANNUAL AND LONG-TERM INCENTIVE PLAN AWARD PERFORMANCE:

STRONG PERFORMANCE, INCLUDING MULTI-YEAR HIGHS IN SERVICE AND SAFETY, DROVE 2025 ANNUAL INCENTIVE AWARDS ABOVE TARGET; CONTINUED INCLUSION OF THE IMPACT OF THE EAST PALESTINE INCIDENT

As set forth on pages 3 and 48, 2025 was a year of significant progress for the Company, particularly from a safety, service, and governance perspective. This strong performance, particularly with respect to our train accident rate, reportable injury rate, and intermodal and merchandise delivery metrics, drove 2025 annual incentive plan payouts of 118.5% of the incentive opportunities for our Named Executive Officers (NEOs). Please see page 58 for more detail on the performance driving these 2025 awards.

PSUs FOR THE 2023-2025 PERFORMANCE CYCLE DID NOT PAY OUT GIVEN BELOW-THRESHOLD ROAIC PERFORMANCE DRIVEN BY THE IMPACT OF THE EAST PALESTINE INCIDENT

The PSUs for the 2023-2025 performance cycle did not pay out, driven by below-threshold Return on Average Invested Capital "ROAIC" performance over the three-year period. Please see page 63 for more detail on the performance underlying this award.

Norfolk Southern Corporation	2026 Proxy Statement 47

Executive Compensation

2025 FINANCIAL AND STRATEGIC PERFORMANCE HIGHLIGHTS

Throughout 2025, our senior management team has taken significant steps to become a more process-oriented and quality driven organization to drive meaningful long-term cost, operating, and service efficiencies, including the following significant improvements.

PRODUCTIVITY

■ Removed $216 million in annual costs, exceeding our 2025 goal by approximately $66 million.

■ Our operating ratio in 2025 was 64.2%, an improvement of 220 basis points, compared to 66.4% in 2024.

■ Our railway operating revenues of $12.2 billion were up $57 million compared to full year 2024.

■ We moved 3% more gross ton-miles with 4% fewer employees.

■ We delivered on our $2.2B capital budget on time and on budget.

■ Our diluted earnings per share were $12.75, an increase of 10% compared to 2024.

SMART AND SUSTAINABLE GROWTH

■ Our customers advanced over 60 industrial development projects in 2025, representing $7.7 billion in industry investment for new or expanded rail–served facilities along NS and short line partner routes.

■ We modernized and expanded Alabama’s 3B Corridor— which connects markets in northern and central Alabama to the Port of Mobile — by boosting efficiency, reliability, and freight capacity along this key route. With upgrades including new sidings and yard expansions, this investment supports critical industries like automotive, agriculture, and manufacturing for long-term growth and enhanced service.

■ We established specialized cross-functional "war rooms" focused on critical areas such as wayside operations, locomotive reliability, and car maintenance. These war rooms monitor real-time performance, reduce delays, and engineer long-term solutions.

■ We continue to elevate the service experience for our customers, receiving sharp increases over the past two years in our Net Promoter Score (32) in response to our most recent customer survey. The results show that we made meaningful investments in our customer relationships, service reliability, and proactive communication to boost customer value.

■ Completed over $1B in infrastructure upgrades across our 22-state network to enhance safety, productivity, and fluidity. Key achievements included replacing more than 480 track miles of rail, installing 1.9 million new crossties, adding 375 grade crossing protection systems, and delivering 84 bridge replacement and rehabilitation projects, along with seven major intermodal and automotive initiatives.

■ Our Great Lakes Reload facility in Chicago supports transloading operations that have driven a 62% increase in volume since we acquired the site in 2024.

SAFE, RELIABLE, AND RESILIENT SERVICE

■ Reduced our Federal Railroad Administration ("FRA") reportable train accident rate by 31% and our FRA reportable injury rate by 15% during 2025.

■ Continued to meaningfully invest in safety technologies, including installing three new Digital Train Inspection ("DTI") portals, bringing the total number of portals in operation around our network to 10.

■ Brought the total number of Hot Bearing Detectors to 1,184, after installing 265 across the system over the past three years, reducing average spacing to just over 11 miles on core routes.

■ We extended our participation in the FRA's Confidential Close Call Reporting System pilot program. The extension, which builds on a partnership begun in 2024, enables us to continue to gather data in collaboration with the FRA and our employees to make key improvements.

■ Trained more than 5,800 first responders during 2025 through our Operation Awareness & Response, including many who attended one of the 16 stops our Safety Train made around our network in 2025.

■  In Spring 2025, we resumed customer freight rail service along our AS Line, which connects Eastern Tennessee to Western North Carolina. Restoring rail service to businesses in the Asheville area was the result of six months of work spent repairing and restoring critical track infrastructure damaged by Hurricane Helene.

48 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

2025 EXECUTIVE COMPENSATION AT A GLANCE	2025 COMPENSATION PROGRAM	COMPENSATION GOVERNANCE	2025 COMPENSATION DECISIONS AND OUTCOMES	OTHER COMPENSATION ELEMENTS

2025 COMPENSATION PROGRAM

COMPENSATION PROGRAM OVERVIEW

We believe that the compensation opportunities of our Executive Officers should be predominantly at-risk, tied to the Company’s long-term performance and shareholder value creation. As set forth below, in 2025, approximately 92% and 84% of target compensation for our CEO and other NEOs, respectively, was variable and provided in the form of cash incentives and equity-based compensation that deliver rewards based on the achievement of preset, rigorous performance targets or our stock price performance. Because the CEO’s job carries the highest level of responsibility and has the greatest ability to drive shareholder value, his total compensation has historically contained a higher performance-based component than that of the other NEOs.

(1)
The target total compensation mix percentages set forth above for individual components may not sum to 100% due to rounding.

Our executive compensation program is designed to attract, retain, and motivate talent that has the leadership abilities and experience necessary to achieve the Company’s short-term and long-term business strategies, create profitable growth, and drive sustainable, long-term shareholder value. Our program is primarily designed to:

Align executive compensation with overall business strategy	Provide incentives to drive shareholder value	Attract and retain highly qualified executives

Norfolk Southern Corporation	2026 Proxy Statement 49

Executive Compensation

The objectives of each 2025 compensation element are as follows:

COMPENSATION ELEMENT	PURPOSE	CEO WEIGHTING(1)	AVERAGE NEO WEIGHTING(1)	KEY FEATURES

Base Salary	Attract and retain executive talent through a fixed level of competitive base pay			■ Generally set to approximate the median of the peer group, but may be adjusted based on an executive’s performance, expertise, tenure, and scope of responsibilities relative to market benchmarks

Annual Incentive (see the section beginning on page 58 for more information)	Incentivize and reward annual performance on key financial, service, and safety metrics of company success			■ Payouts between 0–150% of incentive opportunity based on performance against seven key measures of financial, customer, and safety performance

Long-Term Incentives (see the section beginning on page 61 for more information)	Reward long-term performance, align incentives with shareholder value, and retain key executives

■ Awards composed of three vehicles – PSUs, RSUs, and stock options – to provide exposure to different aspects of shareholder value creation

■ PSUs pay out between 0–250% of target based on performance on long-term return on capital and relative total shareholder returns

■ PSUs vest after a three-year period if performance is achieved

■ RSUs vest ratably over three years

■ Stock options vest on the third anniversary of the grant date

(1)
The target total compensation mix percentages set forth above for individual components may not sum to 100% due to rounding.

OUR SHORT- AND LONG-TERM INCENTIVE PROGRAMS SUPPORT OUR STRATEGY, TARGETING PRODUCTIVITY, SMART AND SUSTAINABLE GROWTH, AND SAFE, RELIABLE, AND RESILIENT SERVICE

Our short- and long-term incentive programs are tied to our balanced shareholder value creation strategy. Aside from two targeted updates, we re-approved our prior-year annual incentive metrics and weightings in early 2025 to continue focusing on key drivers of safe, smart, and sustainable growth through the combination of operating ratio, operating income, and annual revenue financial goals, as well as two measures of reliable customer service that we use internally to measure performance, and two separate safety metrics that we publicly report to our regulators and are used across the industry to measure safety performance. The two updates included increasing the weighting of the operating ratio metric to 35% (from 30%) and using merchandise plan compliance (rather than on-time delivery) for one of the two service metrics, which is a more widely-used metric in the industry, and then increased the targeted performance required under such metric. Our long-term incentives, including PSUs, stock options, and RSUs, are tied to our common stock value, incentivizing our executives to successfully execute this strategy.

50 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

Annual Incentives	Long-term Incentives

PRODUCTIVITY

Including operating ratio (35%) and operating income (25%) as our highest-weighted metrics, representing our continued focus on accretive margins and continuous productivity improvements.

SMART AND SUSTAINABLE GROWTH

Our relentless focus on smart and sustainable growth is supported by the inclusion of top-line annual revenue (10%) as our third financial metric, in addition to operating income.

SAFE, RELIABLE, AND RESILIENT SERVICE

Our merchandise plan compliance (10%) and intermodal composite (10%) goals incentivize customer-centric service, and represent two primary metrics we use internally to measure our performance. Two safety metrics FRA injury rate (5%) and FRA reportable train accident rate (5%) support our focus on providing safe and reliable service and serve as publicly reported industry-wide standards to measure safety performance.

PRODUCTIVITY

Utilizing ROAIC (60%) as our highest-weighted long-term incentive metric incentivizes long-term productivity and promotes efficient long-term capital utilization.

SMART AND SUSTAINABLE GROWTH

Using Relative TSR (40%) as a significant long-term incentive metric ensures that our pay outcomes are tied to competitive shareholder return relative to our industry peers. ROAIC further emphasizes profitable growth.

SAFE, RELIABLE, AND RESILIENT SERVICE

Both long-term performance measures incentivize safe, reliable, and resilient service as reflected in our financial and relative TSR performance measures.

Norfolk Southern Corporation	2026 Proxy Statement 51

Executive Compensation

2025 EXECUTIVE COMPENSATION AT A GLANCE	2025 COMPENSATION PROGRAM	COMPENSATION GOVERNANCE	2025 COMPENSATION DECISIONS AND OUTCOMES	OTHER COMPENSATION ELEMENTS

COMPENSATION GOVERNANCE

The Committee establishes, reviews, and approves the Company’s overall compensation strategy, working with its independent compensation consultant, FW Cook, as described below.

Compensation and Talent Management Committee

■ Reviews our overall compensation strategy and executive compensation programs and levels.

■ Makes decisions on the compensation paid to our executive officers, including newly promoted or newly hired executive officers, considering, among other factors, market data, experience, scope of role, and executive performance.

■ Works closely with its independent compensation consultant throughout the year to develop the executive compensation program and to align pay with business strategy and market practice among peers.

■ Acts independently of management to retain advisors to assist in decision making, as appropriate.

■ Annually reviews the performance of the President & CEO and other NEOs.

■ Considers both its own and the President & CEO’s assessment of NEO performance.

■ Leads the Company’s efforts responding to Say-on-Pay voting outcomes, including direct engagements led by the Chair of the Committee to receive direct feedback.

Independent Compensation Consultant:

Advisory Actions in 2025

■ Assisted in evaluating 2024 Say-on-Pay voting results and articulating processes to meaningfully address such results and communicate such changes to shareholders.

■ Assisted in reviewing and analyzing shareholder feedback received from the Company’s off-season engagement efforts that related to the executive compensation program.

■ Conducted market pay assessments of our compensation levels relative to both the competitive market and our compensation philosophy, including identifying and reviewing available market benchmark positions and pay data.

■ Advised on updates to the annual incentive program and PSU awards to more closely align with market practice and motivate achievement of the company’s strategic goals.

■ Advised on compensation provisions specific to our merger agreement with Union Pacific, including the creation of a transaction bonus pool and retention award agreements to help address heightened retention risk specific to our NEOs.

■ Reviewed and advised the committee on emerging regulations, trends, and issues in executive compensation.

Aside from advising the Governance and Nominating Committee on its recommendations regarding outside director compensation for 2026, our current consultant FW Cook does not provide services to Norfolk Southern other than those provided at the request of the Committee. At the Committee’s request, the consultant attends Committee meetings and provides recommendations regarding individual pay and executive compensation program design.

The Committee considered the independence of FW Cook and its advisors under applicable SEC rules and the listing standards of the SEC and, following review of a report provided by FW Cook regarding the independence factors under such rules, determined that the engagement of FW Cook did not raise any conflicts of interest.

Coordination with Board and Other Committees

■ Works with the Board to make key compensation decisions, including on executive officer salaries.

■ Coordinates with the Safety Committee to design compensation program metrics relating to safety.

■ Evaluates with the Audit and Finance Committee the impact of financial results on the executive compensation program.

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Executive Compensation

Committee Consideration of Management Recommendations

■ Management does not make recommendations on the compensation of the President & CEO.

■ The independent compensation consultant makes recommendations to the Committee regarding the compensation for the President & CEO, and the President & CEO is not present when the Committee makes decisions on his compensation.

■ The President & CEO makes recommendations to the Committee regarding adjustments to compensation for the other NEOs. Such adjustments are based on each individual’s performance, level of responsibility, and internal pay equity, in addition to the market compensation data for peer group companies provided by FW Cook.

■ The President & CEO also provides recommendations to the Committee on adjustments to compensation to address hiring or retention needs, performance goals, market pay equity, overall corporate performance, and general economic conditions.

■ The Committee considers these recommendations along with other factors and makes its decisions independently.

PEER GROUPS

The Committee monitors the continuing appropriateness of the peer group companies used in evaluating various components of executive compensation. The Committee continues to believe that it is important to focus on a peer group of the other North American Class I railroads or their holding companies (“Class I Railroads Peer Group”) because we are in direct competition with those companies for key executive talent. The Committee also recognizes the market we compete in for many executive positions extends to other industrial companies of comparable size to Norfolk Southern, and also references pay levels at comparable industrial companies (the “Industrials Peer Group”). At the time that the Committee reviewed market compensation levels for this peer group, Norfolk Southern ranked at the 30th percentile of this group in annual revenue, at the 45th percentile in market capitalization, and at the 90th percentile in total assets.

In November 2024, the Committee reviewed compensation data provided by its independent compensation consultant for the Industrials Peer Group, as well as for the Class I Railroads Peer Group as part of its annual review of benchmark compensation data, and in preparation for its decisions on officer compensation made in January 2025. The chart below reflects the 2025 peer groups.

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Executive Compensation

PEER GROUP	DESCRIPTION		YEAR-OVER-YEAR CHANGES FROM 2024 TO 2025
Industrials Peer Group (20 companies)	Companies in the industrials sector of a comparable size and complexity to Norfolk Southern, used to provide robust market data on executive pay levels and design.		No change

•
Burlington Northern Santa Fe, LLC
•
Canadian Pacific Kansas City Limited
•
CSX Corporation
•
Eaton Corporation plc
•
Illinois Tool Works Inc.
•
L3Harris Technologies, Inc.
•
Parker-Hannifin Corporation
•
Textron Inc.
•
Waste Management, Inc.
•
XPO, Inc

•
Canadian National Railway Company
•
Carrier Global Corporation
•
Dover Corporation
•
Fortive Corporation
•
Johnson Controls International plc
•
Otis Worldwide Corporation
•
Republic Services, Inc.
•
Trane Technologies, plc
•
Westinghouse Air Brake Technologies Corporation
•
Xylem Inc.

Class I Railroads Peer Group (Five companies)	The other Class I North American railroads against which we directly compete for talent; compensation practices are selectively considered as inputs to our own programs.		No change
	• Burlington Northern Santa Fe, LLC • Canadian Pacific Kansas City Limited • Union Pacific Corporation	• Canadian National Railway Company • CSX Corporation

FACTORS CONSIDERED WHEN SETTING COMPENSATION

In setting compensation for the NEOs, the Committee considers the following factors and then makes its own judgments about the appropriate levels and mix of compensation:

■ each officer’s performance, experience, qualifications, and responsibilities, and, for newly hired officers, competitive pay, including pay appropriate to encourage acceptance of our offer of employment;

■ current and historical salary levels, targeted annual incentive opportunities, and long-term incentive awards;

■ expected corporate performance and general economic conditions;

■ potential dilutive effect of stock-based awards;

■ allocation of compensation elements in support of strategic objectives;

■ general industry compensation survey data;

■ comparative market data, provided by the independent compensation consultant, as a guideline. In 2025, consistent with past practice, the Committee considered total direct compensation (salary plus target annual incentive plus the expected value of long-term incentive awards) relative to the 50th percentile for the CEO and the other NEOs as compared to the peer groups;

■ results of shareholder advisory vote on executive compensation; and

■ the advice of its independent compensation consultant.

The Committee does not consider amounts realized from prior performance-based or stock-based compensation awards when setting the current year’s target total direct compensation, regardless of whether such realized amounts may have resulted in a higher or lower payout than targeted in prior years. Since the nature and purpose of performance-based and stock-based compensation is to tie executives’ compensation to future performance, the Committee believes that considering amounts realized from prior compensation awards in making current compensation decisions is inconsistent with this purpose.

54 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

LEADING COMPENSATION GOVERNANCE PRACTICES

Embedded in our overall executive compensation program are features that reflect leading governance principles and demonstrate our commitment to best practices in executive compensation:

PAY-FOR-PERFORMANCE COMPENSATION PROGRAM	Predominantly at-risk and performance-based, with majority of compensation in the form of long-term incentives that foster alignment with shareholder interests
SHAREHOLDER ACCOUNTABILITY AND ENGAGEMENT	Annual Say-on-Pay vote and robust, ongoing, director-led shareholder engagement to drive specific, responsive actions
ALIGNED WITH SHAREHOLDER EXPERIENCE	No stock option repricing, reloads, cash buyouts, or exchanges without shareholder approval, as prohibited by our equity incentive plan
COMPREHENSIVE CLAWBACK POLICIES	Covers financial restatements coupled with a supplemental policy covering misconduct and reputational harm that applies to both time- and performance-based incentives
FORMULAIC INCENTIVE PLAN DESIGN	Supported by transparent disclosure of performance thresholds, target, and maximum levels, and achieved results for the annual and long-term incentives
PROHIBIT HEDGING AND PLEDGING	No hedging of Norfolk Southern securities by our Executive Officers or directors; and no pledging by our Executive Officers
STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS AND DIRECTORS	Stock ownership guidelines of 6x salary for CEO, 3x salary for EVPs, and 5x annual fee for directors
SHARE RETENTION REQUIREMENTS	Requires 100% of net shares received through the compensation program to be retained by our directors and officers until the applicable ownership requirement noted above has been met
AT-WILL EMPLOYMENT	No individual employment agreements or individual supplemental retirement plans
DOUBLE-TRIGGER CHANGE- IN-CONTROL PAYMENTS	No single-trigger change-in-control benefits
NO GROSS-UPS	No excise tax gross-ups on change-in-control benefits
INDEPENDENT COMPENSATION CONSULTANT

The Committee directly retains an independent compensation consultant that performs no services for the Company other than those for the Committee or, solely with respect to outside director compensation recommendations, the Governance and Nominating Committee

LIMITED PERQUISITES	We provide only limited perquisites for Executive Officers or directors

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Executive Compensation

2025 EXECUTIVE COMPENSATION AT A GLANCE	2025 COMPENSATION PROGRAM	COMPENSATION GOVERNANCE	2025 COMPENSATION DECISIONS AND OUTCOMES	OTHER COMPENSATION ELEMENTS

2025 COMPENSATION DECISIONS AND OUTCOMES

The objective of the compensation program is to align executive compensation with the objectives of our strategy, attract and retain highly qualified executives, and provide incentives that drive shareholder value. The program provides a significant portion of compensation in the form of equity and directly links executive compensation to our strategic goals and financial performance, so that a substantial portion of targeted executive compensation aligns with shareholder interests.

In setting compensation for 2025, the Committee, among other things:

■ Established compensation for all of our continuing NEOs, including recommending their salaries to the Board, and approving their annual incentive opportunities and LTIP grants;

■ Reviewed and established the terms of our 2025 annual and long-term incentive award programs, electing to make certain discrete changes, including:

■ Refining the annual incentive plan to increase the weighting of Operating Ratio to 35% (from 30%) (to underscore continued focus on operating margins) and changing to a new service metric for our merchandise business that is more aligned with market practice and further increased the performance threshold making it more challenging to achieve targeted performance; and

■ Streamlining our PSUs by eliminating one of the two modifiers and further emphasizing total shareholder return by making TSR a 40% component (rather than a performance modifier).

These actions were intended to build on the significant responsive actions the Committee took following the 2024 Annual Meeting, including the below, which led to a 95.7% approval percentage at the 2025 Annual Meeting:

■ Electing a new Committee Chair (Richard Anderson) with significant experience administering executive compensation programs in the transportation sector given his prior tenure as the CEO at Delta, Amtrak, and Northwest Airlines;

■ Appointing three (out of four) new members, including one nominated by a shareholder activist, to meaningfully review Norfolk Southern’s executive compensation program from a fresh perspective;

■ Conducting a targeted and thorough shareholder engagement campaign led by the Board, Committee, and Governance and Nominating Committee Chairs, ultimately conducting 38 engagements with shareholders representing over 49% of our outstanding shares to specifically review and discuss, among other items, feedback on Norfolk Southern’s executive compensation program and the drivers of the 2024 Say-on-Pay voting results;

■ Holding eight meetings of the Committee in the second half of 2024 and January 2025 (including four regular and four special meetings) to review and discuss these matters and consider changes in response to shareholder feedback;

■ Conducting a baseline review of all Norfolk Southern executive compensation policies and practices;

■ Conducting a detailed selection process to retain a new independent compensation consultant to advise the refreshed Committee in reviewing the overall compensation program and practices;

■ Conducting a refreshed benchmarking comparison exercise, including with respect to overall program structure, and incentive metrics and weightings used, with particular emphasis placed on PSUs given their importance during the most recent Say-on-Pay voting result; and

■ Reviewing and updating its Charter and annual Committee calendar to align with best governance practices and add regular meeting dates to address Committee demands.

Following the 2025 Annual Meeting, the Committee took two additional significant actions to call out:

■ Electing John C. Huffard, Jr, as Committee Chair, given his extensive experience executing a company-wide executive compensation, talent management and retention program from his prior service as President and Chief Operating Officer of Tenable; and

■ Approved one-time cash retention awards for each of Norfolk Southern's NEOs in connection with the Merger Agreement with Union Pacific, which the Committee determined were necessary and appropriate to promote stability, maintain continuity of leadership, and incentivize our NEOs to remain focused on our business and the successful completion of the proposed merger for the benefit of our stockholders. These awards were supported by shareholders with a 93% in-favor vote at our November special meeting to approve the Merger transaction.

56 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

Base Salaries

The Board establishes competitive base salaries for our executive officers to attract and retain key executive talent. The Committee reviews the NEOs’ base salaries annually and periodically makes recommendations to our Board of Directors to adjust salaries based on market data, individual performance, experience, changes in position or responsibilities, or for other circumstances.

After the Committee’s annual salary review in January 2025, the Committee recommended and the Board approved an increase in Mr. George's salary as President & Chief Executive Officer to $1,100,000 (a 10% increase), an increase in Mr. Zampi's salary as Executive Vice President & Chief Financial Officer to $650,000 (an 8.3% increase), and an increase in Mr. Elkins' salary as Executive Vice President & Chief Commercial Officer to $675,000 (a 12.5% increase) to more appropriately position each based on comparisons of total direct compensation for CEOs, chief financial, and chief commercial officers, respectively, among the peer group companies. The Committee did not recommend any other salary adjustments for the NEOs at that time.

The 2025 base salaries for the NEOs, and the changes from their prior salaries (as applicable) are as follows:

EXECUTIVE OFFICER	2024 SALARY ($)	2025 SALARY ($)	YEAR-OVER-YEAR CHANGE (%)

Mark R. George	1,000,000	1,100,000	10.0
Jason A. Zampi	600,000	650,000	8.3
John F. Orr	750,000	750,000	0
Claude E. Elkins	600,000	675,000	12.5
Anil Bhatt	650,000	650,000	0

Norfolk Southern Corporation	2026 Proxy Statement 57

Executive Compensation

2025 ANNUAL INCENTIVES

NEW IN 2025

■ Increased the weighting of the operating ratio metric to 35% (from 30%) to reinforce management’s increasing focus on margin improvement as compared to the Company’s Class I railroad peers.

■ Re-weighted the annual revenue metric from 15% to 10% to continue to reinforce revenue growth while allowing room for increased emphasis on margins.

■ Changed the merchandise service metric from on-time delivery to plan compliance to more closely align with peer practice, and increased our targeted performance threshold, making overall success more challenging to achieve.

Each of our NEOs participates in our annual Executive Management Incentive Plan (the “EMIP”), which is designed to compensate executives based on achievement of annual corporate performance goals.

For 2025, the Committee established the following annual incentive opportunities for the NEOs:

NAMED EXECUTIVE OFFICER	ANNUAL INCENTIVE OPPORTUNITY (% OF SALARY)	TARGET PERFORMANCE LEVEL (%)			ANNUAL INCENTIVE AT TARGET PERFORMANCE (% OF SALARY)	ANNUAL INCENTIVE AT TARGET PERFORMANCE LEVEL ($)	RANGE OF POTENTIAL PAYOUTS ($)

Mark R. George	225%	X	67%	=	151%	1,658,250	0 – 3,712,500
Jason A. Zampi	150%	X	67%	=	101%	653,250	0 – 1,462,500
John F. Orr	150%	X	67%	=	101%	753,750	0 – 1,687,500
Claude E. Elkins	150%	X	67%	=	101%	678,375	0 – 1,518,750
Anil Bhatt	150%	X	67%	=	101%	653,250	0 – 1,462,500

As noted above, to further emphasize margin improvement as compared to our Class I railroad peers, the Committee increased the weighting of the operating ratio metric to 35% of the 2025 annual incentive opportunity (from 30%). The Committee further elected to use a new service metric specific to our merchandise business, selecting merchandise plan compliance (rather than on-time delivery) given it is more widely used by our peers to measure performance, and then made such metric more difficult to achieve by increasing the minimum performance threshold. Aside from those targeted updates, the Committee elected to continue using the same metrics and weightings as used in the immediately preceding year to emphasize a balanced approach of safely delivering reliable service, driving continuous productivity improvement, and propelling smart and sustainable growth. More specifically, the annual incentive plan supports safe operations through performance goals for FRA injury rate and FRA train accident rate; customer service through goals for merchandise plan compliance and an intermodal composite measure; productivity through operating ratio and operating income goals; and smart, sustainable growth through the combination of revenue and operating income goals.

2025 Annual Incentive Outcomes

After the end of the year, the Committee determines the extent to which the performance goals were met. The performance-based annual incentive paid to each officer is then calculated by multiplying the officer’s salary paid in the prior year by that officer’s annual incentive opportunity and percentage achievement of the corporate performance goals. The Committee may reduce the annual incentive paid to any executive based on individual performance. For 2025, the Committee did not make any adjustments to the annual incentive payout based on individual performance.

For 2025, the performance achieved under the annual incentive plan was 118.5% of target, resulting from performance above the maximum level for the intermodal service and reportable injury rate and train accident metrics, performance between target and maximum for the operating ratio, operating income, and merchandise delivery metrics, and performance between threshold and target for the annual revenue metric. The corporate performance metrics, performance levels for each metric (threshold, target, and maximum performance levels), and results for the 2025 annual incentive are detailed below:

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Executive Compensation

			GOALS AND ACHIEVEMENT(1)
TYPE OF METRIC	DESCRIPTION	MEASURE	THRESHOLD (30%)	TARGET (67%)	MAXIMUM (200% for OR; 150% for Other Metrics)	ACHIEVEMENT LEVEL (% OF TARGET)
FINANCIAL 70%	Our continued focus on productivity is reflected in the emphasis on operating ratio and operating income, and our inclusion of revenue reflects our balanced approach to safe service, productivity, and growth	Operating Ratio 35%				160.0%
		Operating Income 25%				74.3%
		Annual Revenue 10%				40.1%
CUSTOMER SERVICE 20%	These metrics were selected to incentivize execution of our customer-centric, operations-driven approach to improving service levels as a platform for growth	Merchandise Plan Compliance 10%				98.9%
		Intermodal Composite 10%				150.0%
SAFETY 10%	The selected safety performance measures are key indicators of success related to our employees and the communities in which we operate	FRA Reportable Injury Rate 5%				150.0%
		FRA Reportable Train Accident Rate 5%				150.0%
Annual Incentive Payout Level						118.5%

(1)
Consistent with prior shareholder feedback to align with the interests of our shareholders, the Committee included the impact of the East Palestine incident when calculating awards under our 2025 annual incentive program. Please see “Non GAAP Financial Measures” for a reconciliation of GAAP Operating Ratio and Operating Income to the totals used above for calculation of the 2025 annual incentive awards.

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Executive Compensation

Annual incentive award targets and payout ranges for 2025, as well as the actual annual incentive award payouts for each of the NEOs for 2025 are:

NAMED EXECUTIVE OFFICER	ANNUAL INCENTIVE OPPORTUNITY ($)	CORPORATE PERFORMANCE FACTOR (%)			PAYOUT EARNED ($)

Mark R. George	2,475,000	X	118.5	=	2,932,875
Jason A. Zampi	975,000	X	118.5	=	1,155,375
John F. Orr	1,125,000	X	118.5	=	1,333,125
Claude E. Elkins	1,012,500	X	118.5	=	1,199,813
Anil Bhatt	975,000	X	118.5	=	1,155,375

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Executive Compensation

LONG-TERM INCENTIVE AWARDS

We believe the most effective means to achieve long-term corporate performance is to align the interests of our NEOs with those of our shareholders. Our 2025 PSU awards are intended to motivate long-term productivity and growth through goals for three-year ROAIC and shareholder value creation through goals for relative total shareholder return (TSR). All of our long-term incentives, including PSUs, stock options, and RSUs are tied to our common stock value, and this incentivizes executives to increase long-term shareholder value by successfully executing our strategy.

In determining the appropriate allocation, the Committee considers the portion of total direct compensation to be awarded as long-term compensation and how the long-term portion should be allocated among PSUs, RSUs, and stock options. This allocation is based on our compensation objectives, general market practices, compensation trends, governance practices, and business strategy.

In addition, the Committee elected to increase the weighting of PSUs for all the NEOs to 60% for 2025 (previously the weighting of the PSUs was 60% only for the CEO, as opposed to 50% for the other NEOs), with the remaining allocations among RSUs and Stock Options evenly split at 20%. The Committee made these determinations to ensure alignment among the senior executive team with respect to the 2025 long-term incentive awards and to otherwise further simplify the overall executive compensation program.

EQUITY VEHICLE	PURPOSE	WEIGHTING	KEY FEATURES AND METRICS
PSUs	Incentivize outperformance on key metrics of long-term value creation		■ Payout is based 60% on goals for three-year ROAIC and 40% on goals for relative TSR ■ Payouts range between 0% to 250% of target ■ Any earned awards vest following the three-year performance period
RSUs	Provide a strong retentive value and directly align executives’ rewards with shareholder value		■ RSU grants vest ratably over three years, providing robust retentive value
Stock Options	Directly incentivize the creation of long-term shareholder value

■ Awards have value only if company stock price increases from the grant date

■ Options vest and become exercisable on the third anniversary of the grant date to support retention

■ Awards expire ten years after the grant date

In January 2025, the Committee approved the following equity awards for the NEOs, consistent with the long-term program structure outlined above:

	2025 TARGET LONG-TERM INCENTIVE VALUE ($)
EXECUTIVE OFFICER	PSUs	RSUs	OPTIONS	TOTAL
Mark R. George	6,900,000	2,300,000	2,300,000	11,500,000
Jason A. Zampi	1,560,000	520,000	520,000	2,600,000
John F. Orr	1,860,000	620,000	620,000	3,100,000
Claude E. Elkins	1,800,000	600,000	600,000	3,000,000
Anil Bhatt	1,485,000	495,000	495,000	2,475,000

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PERFORMANCE SHARE UNITS

We use PSUs to reward the achievement of performance goals over a three-year performance period. Upon expiration of such three-year performance period, PSUs are settled in shares of Norfolk Southern common stock after the Committee certifies the extent to which the performance goals were attained.

2025 PSU AWARDS

Target # of PSU Units	x	(	ROAIC Performance Level (60% Weight)	+	Relative TSR Performance Level (40% Weight))	=	# PSU Units Earned

In January 2025, the Committee established performance goals based 60% on three-year after-tax return on ROAIC and 40% on total shareholder return (TSR) relative to the companies in the S&P Supercomposite Transportation Industry Index.

The Committee believes ROAIC is an important performance indicator to shareholders for a capital-intensive company such as Norfolk Southern. The use of the relative TSR measure promotes the enhancement of shareholder value as compared to a companies in comparable industries, and ensures that the final payout is reflective of our performance relative to our this industry group.

The weighting of each of these performance metrics in determining payouts under the 2025 PSU awards and the purpose of their use in these awards are outlined below:

METRIC	PURPOSE	MEASUREMENT
ROAIC 60%	Motivates long-term focus on productivity and effective capital allocation strategy	The metric is our average three-year after-tax ROAIC
Relative TSR 40%	Rewards long-term shareholder returns relative to other companies in our industry sector	The metric is our three-year TSR compared to that of the companies in the S&P Supercomposite Transportation Industry Index

The Committee believes that long-term targets for ROAIC represent proprietary information that would give substantial insight into the Company’s confidential, forward-looking strategies if they were disclosed, and could therefore place the Company and our shareholders at a competitive disadvantage. The Committee believes that it has set rigorous and challenging, but achievable performance targets aligned with the Company’s goals and strategic priorities. To allow shareholders to assess the link between corporate performance and compensation, consistent with our prior practice, the Committee is committed to disclosing in this Compensation Discussion and Analysis the achievements for our PSUs at the end of each performance period.

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2023-2025 PERFORMANCE CYCLE PSU EARNOUT CALCULATIONS

For the 2023-2025 performance cycle, the performance criterion was based on ROAIC as shown in the table below:

THREE-YEAR AVERAGE ROAIC 2023-2025		PSUs EARNED

	≥ 14.3%	200%	(Maximum)

	13.7%	100%	Target Performance

	12.2%	30%	(Threshold)
ACTUAL PERFORMANCE:	11.6%	0%	(Below Threshold)

As discussed above, after receiving specific feedback from our shareholders following our 2024 Annual Meeting, as well as advice from our independent compensation consultant, and following significant further deliberation and discussion, the Committee determined to continue its prior-year practice of including the financial impact of the East Palestine incident when calculating ROAIC performance under the PSUs. Taking into account the impact of the East Palestine incident, the calculated three-year average ROAIC achievement for the 2023-2025 performance cycle was 11.6%. Because actual performance came in below the 12.2% threshold ROAIC performance level for such period, neither the relative revenue growth nor TSR modifiers were necessary, and 0% of the awards for the 2023-2025 performance cycle were paid, as set forth below.

NAMED EXECUTIVE OFFICER	TARGET AWARD OPPORTUNITY ($)	CORPORATE PERFORMANCE (%)			AWARD EARNED ($)

Mark R. George	1,200,000	X	0	=	0
Jason A. Zampi(1)	102,000	X	0	=	0
John F. Orr(2)	–	X	0	=	–
Claude E. Elkins	1,000,000	X	0	=	0
Anil Bhatt(2)	–	X	0	=	–

(1)
Award granted while Mr. Zampi was a Vice President.
(2)
Mr. Orr and Mr. Bhatt were hired in March and August 2024, respectively, after PSU grants were made for the 2023-2025 performance cycle.

RESTRICTED STOCK UNITS

The use of time-based RSUs serves as a retention tool for valued members of management. For 2025, the Committee granted RSUs that vest ratably over three years beginning on the first anniversary of the date of grant, which include dividend equivalent payments on the unvested units, and which settle in shares of Norfolk Southern common stock.

STOCK OPTIONS

We believe that use of stock options provides us with the ability to retain key employees and incentivize an increase in shareholder value, as the value of the options is only realizable if our stock price increases from the date on which the options are granted. For stock option awards in 2025, the Committee provided for a three-year cliff vesting period to encourage retention of key employees, and awarded dividend equivalent payments on options during the vesting period. The number of stock options awarded is adjusted to recognize the value of the dividend equivalents.

Under the terms of the LTIP, the effective date of a stock option grant is the date on which the Committee makes the grant or, if granted during a blackout period that precedes the release of our financial or other material information for the prior calendar quarter, the first day on which the Company’s common stock is traded after a full trading day has elapsed following the release of the prior quarter’s financial or other material information, unless the Committee expressly designates a specific later date. This establishes a prospective effective date to price the options.

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Executive Compensation

2025 EXECUTIVE COMPENSATION AT A GLANCE	2025 COMPENSATION PROGRAM	COMPENSATION GOVERNANCE	2025 COMPENSATION DECISIONS AND OUTCOMES	OTHER COMPENSATION ELEMENTS

OTHER COMPENSATION ELEMENTS AND POLICIES

We provide the NEOs with certain health and welfare benefits, relocation program benefits, and a tax-qualified 401(k) plan in the same manner that such benefits have been made available to other salaried employees of the Company. However, a NEO is not eligible for an equity advance against the value of his or her residence in the event of relocation, which is a benefit that is available to all other salaried employees of the Company under our relocation program.

The NEOs receive limited perquisites that the Committee believes are necessary to retain Executive Officers and to enhance their productivity.

Given the importance of the position to the Company and its shareholders, and the need to ensure his safety and security, our Board of Directors specifically requires the CEO to use Norfolk Southern’s aircraft for personal and business travel whenever reasonably possible. The Board believes that such use of the corporate aircraft promotes the best interests of Norfolk Southern by ensuring the immediate availability and personal safety and security of the CEO and by providing a prompt, efficient means of travel. For 2025, under the applicable executive aircraft usage policy, personal use of Norfolk Southern’s aircraft by the CEO was limited to a maximum of $350,000 in incremental use (subject to adjustment by the Board or Compensation and Talent Management Committee Chairs in their respective discretion), with the CEO being obligated to lease the aircraft from the Company under the terms of a time-sharing agreement if such annual threshold has been met. For the same reasons, our Board of Directors has determined that the CEO may authorize employees and their guests to use the corporate aircraft for purposes that further our business interests and when the aircraft is available. We calculate and disclose the incremental costs for personal use of our aircraft by the CEO and our other NEOs in the Summary Compensation Table in accordance with SEC rules.

Other perquisites include executive physicals and certain approved spousal travel. We do not make tax gross-up payments on perquisites for the NEOs employed at the Executive Vice President level or above, except for tax gross-ups on certain relocation expenses and benefits, consistent with our relocation programs for all management employees.

The Committee reviews perquisites periodically for both appropriateness and effectiveness. However, the value of any perquisites provided to any of the NEOs is a limited portion of any officer’s compensation. As such, the Committee does not consider perquisites in its analysis of the total compensation package granted to the NEOs. We believe that the benefits and perquisites described above are appropriate to remain competitive compared to other companies and to promote retention of these officers.

RETIREMENT PLANS AND PROGRAMS

We believe that our Retirement Plan and Supplemental Benefit Plan provide us with the ability to retain key employees over a longer period. Our officers, including our NEOs, participate in the Retirement Plan, a tax-qualified defined benefit pension plan that is generally provided to all our employees who are not subject to a collective bargaining agreement. The Retirement Plan provides a benefit based on age, service, and a percentage of final average compensation. We also sponsor the Supplemental Benefit Plan, a nonqualified plan that restores the retirement benefit for amounts in excess of the Internal Revenue Code limitations for tax-qualified retirement plans, and provides a retirement benefit for salary or annual incentive that is deferred under our deferred compensation plans. In addition to supporting the goal to retain key employees, the Committee believes the Supplemental Benefit Plan maintains internal equity by ensuring that pension benefit levels are based on relative compensation levels of each participant.

Further information on the Retirement Plan and Supplemental Benefit Plan may be found in the narrative to the Pension Benefits Table.

We maintain the Executive Deferred Compensation Plan (the “EDCP”) for the benefit of the NEOs and certain other employees. The purpose of the EDCP is to provide executives with the opportunity to defer compensation, as adjusted for earnings or losses, until retirement or another specified date or event. We do not make any company or matching contributions to the EDCP. Further information on the EDCP may be found in the narrative to the Nonqualified Deferred Compensation Table.

EXECUTIVE SEVERANCE PLAN

The Board in 2020 adopted the Executive Severance Plan to meet the needs of the Company, its executives, and prospective executives, by providing a severance arrangement similar to that offered by competitors for executive talent. The plan allows our executives to continue to exercise their judgment and perform their responsibilities without the potential for distraction that can arise from concerns regarding their personal circumstances. Executives in positions at the Executive Vice President level and above and selected Senior Vice Presidents are eligible for benefits under the plan in the event of a qualifying termination.

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Benefits under the Executive Severance Plan include:

■ A payment equal to two times the executive’s salary, paid as a lump sum;

■ A prorated annual incentive for time worked during the year in which the employee was severed if the employee was not retirement eligible;

■ Either (i) for a retirement-eligible employee, favorable treatment of long-term incentives in accordance with the terms of the Norfolk Southern LTIP, or (ii) for an employee who is not retirement eligible, cash payment for the full value of restricted share units, the option profit on outstanding stock options, and a prorated cash payment for the value of PSUs; and

■ Lump sum payments of $30,000 and $36,000 for outplacement services and health care coverage, respectively.

To receive the above-listed benefits, an executive must execute a release of any claims against the Company, and the release includes non-disparagement, non-competition, and confidentiality covenants. The Executive Severance Plan does not provide any benefits in the event of a change in control.

The Executive Severance Plan eliminates the potential to exceed 2.99 times an executive’s pay plus annual incentive, so it will not be necessary to seek shareholder approval of future severance benefits for executives who receive benefits under the plan.

INDIVIDUAL AGREEMENT FOR PAYMENT IN CONNECTION WITH TERMINATION

We entered into an amended offer letter agreement with Mr. George, dated September 11, 2024, which sets forth his compensation and certain other benefits that became effective upon his appointment as President & CEO (the George Offer Letter). The George Offer Letter provides that although his employment is “at will,” if the Company terminates his employment without “cause” (as defined below) within the first 36 months of his employment as President & CEO, he will receive the following, in conjunction with any benefits Mr. George may be eligible for under the Executive Severance Plan described above, and subject to his execution of a general release of claims against the Company:

■ All compensation due as of his termination date, including any applicable annual incentive awards, which awards would be prorated based on his actual employment during the year of termination (payable prior to March 1 of the year following termination);

■ Additional compensation in an amount equal to twelve (12) months of his then current salary, payable in one lump sum; and

■ A waiver of the LTIP provision for termination of awards such that his outstanding LTIP awards would be treated as if he retired, with continued vesting of all unvested portions of LTIP awards previously granted as of his termination date.

For purposes of the George Offer Letter, “cause” is defined to mean George‘s (a) indictment, conviction, or plea of nolo contendere to any felony, (b) theft, fraud, or embezzlement resulting in his gain or personal enrichment, or (c) his failure or refusal to substantially perform his duties for the Company.

The Committee determined that it was appropriate to include this term in the offer letter in consideration of his promotion to President & CEO.

We also entered into an offer letter agreement with Mr. Orr, dated March 18, 2024, which sets forth his compensation and certain other benefits that became effective upon his appointment as Executive Vice President & Chief Operating Officer (the Orr Offer Letter). The Orr Offer Letter provides that although his employment is “at will,” if the Company terminates his employment without “cause” (as defined below) at any time, he will receive the following in lieu of the benefits he may be eligible for under the Executive Severance Plan described above (unless such benefits are greater):

■ All compensation due as of his termination date, including any applicable annual incentive awards, which awards would be prorated based on his actual employment during the year of termination (payable prior to March 1 of the year following termination);

■ Additional compensation in an amount equal to 2.0 times the sum of base salary and target annual incentive; and

■ A waiver of the LTIP provision for termination of awards such that his outstanding LTIP awards would be treated as if he retired, with continued vesting of all unvested portions of LTIP awards previously granted as of his termination date.

We also entered into an offer letter with Mr. Bhatt upon his hiring, but such agreement does not include any severance obligations. We do not have any employment agreements or other employment arrangements with our other NEOs.

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Executive Compensation

CHANGE-IN-CONTROL AGREEMENTS

We have entered into change-in-control agreements with our NEOs to provide certain economic protections to executives in the event of a termination of employment following a change in control, such as our pending Merger with Union Pacific. The change-in-control agreements are intended to keep management intact and focused on the best interests of Norfolk Southern and its shareholders in pursuing a potential change-in-control transaction, while serving to eliminate potential management distraction related to the uncertainty of possible job and income loss. The Committee believes that the agreements are reasonable and appropriate. Benefits will not be paid under the agreements unless both a change in control occurs and the executive’s employment is terminated or constructively terminated following the change in control. The Committee believes this “double-trigger” maximizes shareholder value because this structure would prevent an unintended windfall to management in the event of a change in control that does not result in the termination or constructive termination of employment of management. A detailed description of the benefits provided under the change-in-control agreements may be found on page 77.

TRANSACTION RETENTION AGREEMENTS

We adopted a retention program during 2025 in connection with our approval of the merger agreement with Union Pacific to help address the heightened retention risk among our senior executive team given the inherent uncertainty created by such transaction, as well as the challenge of keeping such individuals motivated and engaged over a lengthy and unpredictable regulatory approval and closing timeline that is unique to the railroad industry. In connection with this program, the Committee approved the grant of one-time cash retention awards to each of Norfolk Southern's named executive officers (the "Awards"). In approving the Awards, the Committee determined that the Awards were necessary and appropriate to promote stability, maintain continuity of leadership and incentivize our named executive officers to remain focused on the Company's business and the successful completion of the proposed merger for the benefit of our stockholders. The Committee further consulted with its independent compensation consultant prior to such approval, to confirm that this course of action and the underlying amounts aligned with market practice.

Each Award is governed by a transaction retention agreement between the Company and the applicable named executive officer. The Awards were granted to Norfolk Southern’s named executive officers in the following amounts: Mark R. George, $4,000,000; Jason A. Zampi, $2,250,000; John F. Orr, $3,000,000; Claude E. Elkins, $2,000,000; and Anil Bhatt, $2,000,000. Each Award will vest in three installments, subject to the named executive officer’s continued employment through the applicable vesting date, as follows: 25% of the Award will vest on each of April 28, 2026, and January 28, 2027, and 50% of the Award will vest upon the consummation of the proposed merger (the Closing). Notwithstanding the foregoing, if a named executive officer experiences (i) a termination of employment without “cause” prior to the Closing, or (ii) a “Termination” as defined in the named executive officer’s Change-in-Control Agreement with Norfolk Southern on or after the Closing, then, in either case, the portion of the Award associated with the next vesting date (if any) will immediately vest upon such termination of employment.

IMPACT OF THE TAX TREATMENT OF AWARDS ON NORFOLK SOUTHERN’S COMPENSATION POLICIES

Our executive compensation program has been carefully considered in light of the applicable tax rules. Section 162(m) of the Internal Revenue Code generally provides that a publicly held company may not deduct compensation paid to certain of its executive officers to the extent such compensation exceeds $1 million per executive officer in any year. The Committee believes that tax-deductibility is but one factor to be considered in fashioning an appropriate compensation package for executives, and that shareholder interests are best served if the Committee’s discretion and flexibility in awarding compensation is not restricted to deductible compensation. Therefore, the Committee has approved compensation for executive officers that was not fully deductible because of Section 162(m), and expects in the future to approve compensation that is not deductible for income tax purposes. Norfolk Southern reserves and will continue to exercise its discretion in this area so as to serve the best interests of Norfolk Southern and its shareholders.

OTHER COMPENSATION POLICIES

SHARE OWNERSHIP GUIDELINES AND HOLDING REQUIREMENTS FOR OFFICERS

Our Board of Directors has established as part of its Corporate Governance Guidelines the following ownership guidelines for shares of Norfolk Southern stock for its officers:

POSITION	MINIMUM VALUE
Chief Executive Officer	6 times annual salary
Executive Vice Presidents	3 times annual salary
Senior Vice Presidents, Vice Presidents	1 times annual salary

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Norfolk Southern common stock, stock equivalents held in Norfolk Southern’s 401(k) plan, and RSUs held in our LTIP are counted toward these holdings, but unexercised stock options or unvested PSUs are not counted. Officers may acquire such holdings over a five-year period. All officers currently meet these guidelines or are expected to meet the guidelines within the five-year period.

The Committee has also adopted a corresponding policy requiring its officers to hold all net shares received through the compensation program until such time as the applicable ownership requirement has been met.

Please refer to the Beneficial Ownership of Stock table on page 90 for a summary of the number of common shares owned by our directors and NEOs as of March 2, 2026.

All Executive Officers of Norfolk Southern are required to clear any transaction involving its common stock with Norfolk Southern’s Corporate Secretary prior to the transaction, and pledging or hedging transactions will not be approved.

ANTI-PLEDGING/ANTI-HEDGING POLICY

The Company’s anti-hedging policy, which applies to all executive officers and members of the Board, provides that the Company’s executive and non-executive officers and members of its Board of Directors are prohibited from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars, exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities, whether granted by the Company as part of the officer’s or director’s compensation, or held, directly or indirectly, by the officer or director. Our policy also prohibits executive officers from entering into pledging transactions or positions regarding the Company’s securities. All of our executive officers and directors are in compliance with these policies.

CLAWBACK POLICIES

We have adopted both a mandatory and a supplemental clawback policy.

In November 2023, we adopted a mandatory clawback policy consistent with the NYSE listing requirements. The mandatory policy requires the recoupment of incentive compensation, which is defined as compensation granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, in the event that the Company is required to restate its financial results due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws. Consistent with these requirements, the Company will seek recovery of erroneously awarded incentive-based compensation received by current and former executive officers during the three-year fiscal year period prior to the date the Company is required to prepare an accounting restatement.

In January 2024, we adopted a supplemental clawback policy that provides the Committee the discretion to recoup incentive compensation in all forms including time-and performance-based awards received by a current or former Vice President, Senior Vice President, Executive Vice President, President/CEO or other Executive Officer during the three-year period prior to which the Board or the Committee determines that Detrimental Conduct (as defined below) has occurred. “Detrimental Conduct” occurs when a Vice President or more senior officer engages in conduct that constitutes (a) gross negligence (including gross negligence in supervising the work of others), (b) fraud, (c) intentional misconduct, or (d) violation of a written Company policy that results in a material risk management, operational, safety, or reputational failure. The supplemental clawback policy applies to incentive compensation granted after adoption of the policy, beginning with our 2024 incentive awards.

Furthermore, the Company’s long-term incentive award agreements provide for forfeiture of awards, including after retirement, if the recipient engages in certain competing employment, or if it is determined that the recipient has committed fraud or theft in the course of the recipient’s employment with the Company, or if the recipient discloses certain confidential information. Both the LTIP and the EMIP further allow for the reduction, forfeiture, or recoupment of any award as may be required by law.

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EXECUTIVE COMPENSATION TABLES

2025 Summary Compensation Table

The following table shows the total compensation awarded to, earned by, or paid to each Named Executive Officer during 2025 for service in all capacities to Norfolk Southern and our subsidiaries for the fiscal year ended December 31, 2025. The table also sets forth information regarding fiscal 2024 and 2023 compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Mark R. George	2025	1,100,000	0	9,199,733	2,300,010	2,932,875	511,140	201,292	16,245,050
President & Chief	2024	826,042	0	4,022,885	2,674,327	1,372,325	0	90,081	8,985,660
Executive Officer	2023	675,000	0	1,801,018	599,848	0	183,588	106,792	3,366,246

Jason A. Zampi(1)	2025	650,000	0	2,080,072	519,963	1,155,375	448,044	12,250	4,865,704
Executive Vice President &	2024	417,447	0	800,030	153,164	518,201	50,016	12,075	1,950,933
Chief Financial Officer

John F. Orr(1)	2025	750,000	0	2,479,959	619,956	1,333,125	363,132	58,430	5,604,601
Executive Vice President &	2024	587,500	825,000	8,024,174	675,353	1,040,625	121,860	111,304	11,385,816
Chief Operating Officer

Claude E. Elkins	2025	675,000	0	2,399,989	599,957	1,199,813	2,009,988	31,246	6,915,992
Executive Vice President &	2024	600,000	0	1,500,242	500,202	749,250	375,636	36,472	3,761,802
Chief Commercial Officer	2023	600,000	0	1,501,230	499,744	0	1,284,444	74,217	3,959,635

Anil Bhatt(1)	2025	650,000	0	1,980,091	494,986	1,155,375	88,740	13,092	4,382,284
Executive Vice President &	2024	241,288	950,000	3,174,150	225,008	334,787	15,048	45,819	4,986,100
Chief Information & Digital Officer

(1)
Mr. Zampi, Mr. Orr, and Mr. Bhatt were not named executive officers in 2023 and therefore no compensation is shown for that year.

Salary (Column (c))

Reflects salary payable before reduction for elective deferrals to our 401(k) plan, nonqualified deferred compensation plan, or our other plans.

Bonus (Column (d))

Reflects cash hiring bonuses paid to Messrs. Orr and Bhatt during 2024 in connection with their hiring. With respect to the $825,000 hiring bonus paid to Mr. Orr, $500,000 must be repaid in the event he were to leave the Company without good reason during his first two years of employment. The $950,000 hiring bonus paid to Mr. Bhatt is subject to a clawback in the event he voluntarily leaves the Company or the Company terminates his employment for reasons determined to be within his control, with $950,000 repayable if such qualifying event occurs within 12 months, $200,000 repayable if such event occurs between the 13th and 24th month, and $100,000 repayable if such event occurs between the 25th and 30th month of his employment. These cash hiring bonuses were necessary to attract Messrs. Orr and Bhatt to the Company and to offset a forfeited bonus opportunity from Mr. Bhatt's previous employer.

Stock Awards (Column (e))

The amounts reported for Stock Awards are the grant date fair values of the awards computed in accordance with FASB ASC Topic 718 “Compensation – Stock Compensation.” This column includes PSUs and RSUs.

For PSUs, the grant date fair value is determined consistent with the estimated full accounting cost to be recognized over the three-year performance period, determined as of the end of the month following the grant date under FASB ASC Topic 718. For discussions of the relevant assumptions made in calculating these amounts, see note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. For the grant date fair value of only those awards granted to the Named Executive Officers in 2025, see the Grants of Plan-Based Awards Table. For PSUs, the grant date fair value is based on the probable outcome of the performance condition at the time of grant which is based on target performance achieved. Assuming the highest level of performance is achieved, the value as of the grant date would be as follows: Mr. George, $17,249,572; Mr. Zampi, $3,900,374; Mr. Orr, $4,649,904; Mr. Elkins, $4,500,146; and Mr. Bhatt, $3,712,806.

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Option Awards (Column (f))

The amounts reported for Option Awards are the full grant date fair values of the awards computed in accordance with FASB ASC Topic 718. For discussions of the relevant assumptions made in calculating these amounts, see note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))

For all the Named Executive Officers, the amounts shown in this column solely represent the aggregate increase in the actuarial present value of the Named Executive Officers’ accumulated benefits under the Retirement Plan and the Supplemental Benefit Plan for 2025. In accordance with SEC rules, any increase or decrease in the present value of the benefits under our Retirement Plan is aggregated with any increase or decrease in the present value of the benefits under our Supplemental Benefit Plan.

Pension values may fluctuate significantly from year to year depending on a number of factors, including age, years of service, average annual compensation, and the assumptions used to determine the present value, such as the discount rate and mortality assumptions.

All Other Compensation (Column (i))

The amounts reported as All Other Compensation for 2025 include: (i) matching contributions to our Thrift and Investment Plan as follows: $12,250 for each of Mr. George, Mr. Zampi, Mr. Orr, and Mr. Bhatt; $11,813 for Mr. Elkins; and (ii) an executive physical for each of Mr. Zampi, Mr. Orr, and Mr. Elkins.

The values in this column also include amounts for personal use of the corporate aircraft, as follows: Mr. George, $189,042; Mr. Orr, $42,099; and Mr. Elkins, $16,597. With regard to personal use of corporate aircraft, aggregate incremental cost is calculated as the weighted-average cost of fuel, aircraft maintenance, parts and supplies, landing fees, ground services, catering, and crew expenses associated with such use, including those associated with “deadhead” flights related to such use. Use of corporate aircraft includes use by the Named Executive Officers as permitted by resolution of the Board of Directors, including use by the CEO for personal and business use for all travel whenever reasonably possible to ensure his immediate availability and personal safety and security. If there is more than one Named Executive Officer on a flight, the aggregate incremental cost for personal use of corporate aircraft by our Named Executive Officers is allocated entirely to the highest-ranking Named Executive Officer on the flight. Because corporate aircraft are used primarily for business travel that is integrally and directly related to the performance of the executive’s duties, this calculation excludes fixed costs that do not change based on usage. Fixed costs include pilot salaries, the purchase or lease costs of the airplane, and the cost of maintenance not related to such personal travel. All perquisites are valued on the basis of aggregate incremental cost to us. All the Named Executive Officers also participated in the Executive Accident Plan, for which there was no aggregate incremental cost.

Norfolk Southern has different relocation programs that offer benefits on a uniform basis to similarly situated management employees who are required to relocate for their employment. Mr. Bhatt received benefits under these programs in 2025, and these amounts are included in the amounts reported as All Other Compensation for 2025, including $842 in allowances, reimbursements, and benefits.

The relocation programs provide tax gross-ups that are designed to partially offset the taxes an employee incurs on certain relocation benefits that are considered ordinary income under federal and state laws, and the amounts reported as All Other Compensation for 2025 included $318 for Mr. Bhatt in such tax gross-ups.

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Executive Compensation

2025 Grants of Plan-Based Awards Table

		Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock	All Other	Exercise Price of	Grant Date Fair Value of Stock and Option
Name	Grant Date	Action Date(2)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards (#)	Options (#)	Options ($)	Awards ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

			37,125	1,658,250	3,712,500
Mark R. George	1/30/2025	1/27/2025				6,980	23,267	58,168				6,899,829
	1/30/2025	1/27/2025							8,940			2,299,904
	1/30/2025	1/27/2025								26,337	257.26	2,300,010

			14,625	653,250	1,462,500
Jason A. Zampi	1/30/2025	1/27/2025				1,578	5,261	13,153				1,560,150
	1/30/2025	1/27/2025							2,021			519,922
	1/30/2025	1/27/2025								5,954	257.26	519,963

			16,875	753,750	1,687,500
John F. Orr	1/30/2025	1/27/2025				1,882	6,272	15,680				1,859,962
	1/30/2025	1/27/2025							2,410			619,997
	1/30/2025	1/27/2025								7,099	257.26	619,956

			15,188	678,375	1,518,750
Claude E. Elkins	1/30/2025	1/27/2025				1,821	6,070	15,175				1,800,059
	1/30/2025	1/27/2025							2,332			599,930
	1/30/2025	1/27/2025								6,870	257.26	599,957

			14,625	653,250	1,462,500
Anil Bhatt	1/30/2025	1/27/2025				1,502	5,008	12,520				1,485,122
	1/30/2025	1/27/2025							1,924			494,968
	1/30/2025	1/27/2025								5,668	257.26	494,986

(1)
The amounts shown represent the full-year threshold, target, and maximum opportunity payable for the annual incentive under the 2025 EMIP, as determined at the time that the Committee made the awards. The amount actually paid as an annual incentive under the 2025 EMIP is reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table (also see discussion under “Estimated Possible Payouts under Non-Equity Incentive Plan Awards” below).
(2)
Consistent with past practice and the terms of LTIP, the Committee made all January 2025 equity awards to directors and Executive Officers effective after at least one full trading day had elapsed following the release of our fiscal year financial results or other material information. Because the Committee meetings at which these awards were made occurred prior to the effective date of the awards, we have provided both dates in accordance with SEC rules. See our “Compensation Discussion and Analysis” and “Policies and Practices Related to the Grant of Certain Equity Awards” sections beginning on pages 45 and 86, respectively, for further discussion of our equity award grant practices.

Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (EMIP) (Columns (c), (d), and (e))

These awards were made pursuant to our EMIP and had the potential to be earned upon the achievement of certain performance goals established by the Committee for the fiscal year ended December 31, 2027. For a discussion of the performance goals established by the Committee, see our “Compensation Discussion and Analysis” section beginning on page 45. The Committee targeted a payout of 67% in 2025 in setting the annual performance goals for EMIP incentive awards and used an annual incentive opportunity equal to 225% of salary for the Chief Executive Officer, and 150% of salary for Executive Vice Presidents. Consequently, the target amounts in column (d) assume that the Named Executive Officers earned 67% of the potential EMIP awards that they could have earned using these annual incentive opportunities. The threshold amounts in column (c) assume that the Named Executive Officers earned the minimum EMIP awards based on performance required to trigger any level of payment; if performance fell below performance goals required to earn the threshold amount, they would not have been entitled to any EMIP awards.

Estimated Future Payouts Under Equity Incentive Plan Awards (PSUs) (Columns (f), (g), and (h))

These amounts represent grants of PSUs made pursuant to our LTIP. These PSUs will be earned over the performance cycle ending December 31, 2027. The Committee targeted a payout of 100% in setting the performance goals for PSU awards, which target amount is reflected in column (g). The threshold amounts in column (f) assume that the Named Executive Officers will earn the minimum number of PSUs based on performance required to trigger any level of payment; if the Company’s performance fell below performance goals required to earn the threshold amount, they would not receive any PSUs. The number listed in column (h) is the maximum number of PSUs that would be earned if each metric and modifier is earned at the maximum performance level.

All Other Stock Awards (RSUs) (Column (i))

These amounts represent grants of RSUs made under our LTIP. The RSUs vest ratably over a three-year period.

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Executive Compensation

All Other Option Awards (Stock Options) (Columns (j) and (k))

The nonqualified stock options granted on January 30, 2025, vest (and become exercisable) on the third anniversary of the grant date. The Committee granted these options at an exercise price equal to the higher of the closing market price or the average of the high and low prices of our common stock on the effective date of the grant.

Grant Date Fair Value of Stock and Option Awards (Column (l))

The amounts reported in Column (l) represent the full grant date fair value of each equity award computed in accordance with FASB ASC Topic 718. For awards that entitle the Named Executive Officers to dividends or dividend equivalents, those amounts are also computed in accordance with FASB ASC Topic 718.

Norfolk Southern Corporation	2026 Proxy Statement 71

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End 2025

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)		Option Exercise Price ($) (d)	Option Expiration Date(1) (e)	Number of Shares or Units of Stock That Have Not Vested(2) (#) (f)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2), (4) (#) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Shares that Have Not Vested(3) ($) (i)
	2,250			189.92	1/27/2029	18,410	5,315,335	63,358	18,292,577
	3,340			214.50	1/29/2030
	4,620			241.79	1/27/2031
	14,361			298.08	1/26/2032
	3,864			241.18	1/25/2033
	2,117			236.85	1/29/2034
Mark R. George	9,503			251.15	9/12/2034
		4,590	(5)	270.98	1/26/2032
		4,789	(5)	298.08	1/26/2032
		3,866	(6)	241.18	1/25/2033
		6,353	(7)	236.85	1/29/2034
		19,007	(8)	251.15	9/12/2034
		26,337	(9)	257.26	1/29/2035
	484			255.50	10/23/2034	3,945	1,139,000	14,713	4,247,793
Jason A. Zampi		1,456	(10)	255.50	10/23/2034
		5,954	(9)	257.26	1/29/2035
	2,022			240.38	4/25/2034	21,159	6,109,026	21,100	6,091,992
John F. Orr		6,068	(10)	240.38	4/25/2034
		7,099	(9)	257.26	1/29/2035
	10,770			298.08	1/26/2032	5,470	1,579,298	19,025	5,492,898
	3,220			241.18	1/25/2033
	1,570			236.85	1/29/2034
Claude E. Elkins		3,050	(5)	270.98	1/26/2032
		3,590	(5)	298.08	1/26/2032
		3,220	(6)	241.18	1/25/2033
		4,710	(7)	236.85	1/29/2034
		6,870	(9)	257.26	1/29/2035
	712			255.50	10/23/2034	9,105	2,628,796	14,240	4,111,373
Anil Bhatt		2,138	(10)	255.50	10/23/2034
		5,668	(9)	257.26	1/29/2035

(1)
Each option award expires on the earlier of the date listed or, for awards in 2024 and prior, if the Named Executive Officer retires before that date, five years after the Named Executive Officer retires.
(2)
The following table provides information with respect to the vesting of each Named Executive Officer’s RSUs as shown in the Number of Shares or Units of Stock That Have Not Vested column, and unearned PSUs as shown in the Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested column in the above table.
(3)
These values are based on the $288.72 closing market price of our common stock as of December 31, 2025, which was the last trading day of the Company’s fiscal year.
(4)
These amounts represent (i) grants of PSUs made in 2024 pursuant to the LTIP that may be earned out over the three-year period ending December 31, 2026, and (ii) grants of PSUs made in 2025 pursuant to the LTIP that may be earned out over the three-year period ending December 31, 2027. Because the number of PSUs earned is determined based on a three-year performance period for each cycle, in accordance with the SEC requirements for this table, the number of PSUs disclosed is determined by reporting performance based on achieving threshold performance goals, except that if performance during the last completed fiscal year over which performance is measured has exceeded the threshold, then the disclosure is based on the next highest performance measure (target or maximum) that exceeds the last completed fiscal year over which performance is measured. In accordance with this rule, the number of PSUs shown by each Named Executive Officer for these grants is 100% for the annual grant of PSUs made in 2024, and 250% for the annual grant of PSUs made in 2025, which represents (a) the actual percentage for the ROAIC for each completed year in the performance periods, (b) the threshold percentage for the uncompleted year in the 2024-2026 performance period, (c) the maximum ROAIC percentage, and the target TSR percentage for the uncompleted years in the 2025-2027 performance period.
(5)
These options vested on January 27, 2026.
(6)
These options vest ratably over four years beginning on January 26, 2024, or, if the Named Executive Officer retires or dies before a vesting date, the date of retirement or death.

72 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

(7)
These options vest ratably over four years beginning on January 30, 2025, or, if the Named Executive Officer retires or dies before a vesting date, the date of retirement or death.
(8)
These options vest ratably over three years beginning on September 13, 2025, or, if the Named Executive Officer retires or dies before a vesting date, the date of retirement or death.
(9)
These options vest on January 30, 2028, or, if the Named Executive Officer retires or dies before that date, the date of retirement or death.
(10)
These options vest ratably in three annual installments beginning on January 30, 2026. If the Named Executive Officer retires or dies before a vesting date, the outstanding options will automatically vest on the date of retirement or death.

Norfolk Southern Corporation	2026 Proxy Statement 73

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End 2025 (continued)

Name	Unvested Restricted Stock Units	Unearned Performance Share Units	Unit Vest Date
	1,250		1/26/2026 and 1/26/2027
	11,078		1/30/2026, 1/30/2027, and 1/30/2028
Mark R. George	5,307		9/13/2026 and 9/13/2027
		5,190	12/31/2026
		58,168	12/31/2027
	496		1/26/2026 and 1/26/2027
Jason A. Zampi	3,229		1/30/2026, 1/30/2027, and 1/30/2028
		1,560	12/31/2026
		13,153	12/31/2027
	16,641		4/26/2026 and 4/26/2027
John F. Orr	4,518		1/30/2026, 1/30/2027, and 1/30/2028
		5,420	12/31/2026
		15,680	12/31/2027
	1,040		1/26/2026 and 1/26/2027
Claude E. Elkins	3,915		1/30/2026, 1/30/2027, and 1/30/2028
		3,850	12/31/2026
		15,175	12/31/2027
	6,521		10/24/2026 and 10/24/2027
Anil Bhatt	2,584		1/30/2026, 1/30/2027, and 1/30/2028
		1,720	12/31/2026
		12,520	12/31/2027

Option Exercises and Stock Vested in 2025

	Option Awards(1)		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
Mark R. George	—	—	5,469	1,450,503
Jason A. Zampi	—	—	1,118	290,075
John F. Orr	—	—	9,021	2,017,542
Claude E. Elkins	—	—	1,811	463,554
Anil Bhatt	—	—	3,479	982,818

(1)
None of the Named Executive Officers exercised stock options during 2025.
(2)
Represents the aggregate number of RSUs that vested and were distributed during fiscal 2025, multiplied by the average of the high and low of the market price of the underlying shares on the vesting date. No PSUs earned out in 2025 and therefore are not included.

74 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

RETIREMENT BENEFITS

The following table shows, as of December 31, 2025, each Named Executive Officer’s years of credited service, present value of accumulated benefit, and benefits received, if any, under each of (i) the tax-qualified Retirement Plan of Norfolk Southern Corporation and Participating Subsidiary Companies (the “Retirement Plan”) and (ii) the nonqualified Supplemental Benefit Plan of Norfolk Southern Corporation and Participating Subsidiary Companies (the “SERP”).

2025 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Mark R. George	Retirement Plan	6.17	194,280	0
	SERP	6.17	928,212	0
Jason A. Zampi	Retirement Plan	15	491,196	0
	SERP	15	706,584	0
John F. Orr	Retirement Plan	2	110,892	0
	SERP	2	374,100	0
Claude E. Elkins	Retirement Plan	38	1,875,024	0
	SERP	38	4,969,596	0
Anil Bhatt	Retirement Plan	1.42	44,916	0
	SERP	1.42	58,872	0

Narrative to Pension Benefits Table

The Retirement Plan is a defined benefit pension plan that covers substantially all of the management employees of Norfolk Southern Corporation. Benefits payable under the Retirement Plan are subject to current Internal Revenue Code limitations, including a limitation on the amount of annual compensation for purposes of calculating eligible compensation for a participant under a qualified retirement plan. The SERP is a restoration plan that generally provides for the payment of benefits in excess of the Internal Revenue Code limits, which benefits vest in the same manner that benefits vest under the Retirement Plan.

Under the Retirement Plan and the SERP, each Named Executive Officer can generally expect to receive an annual retirement benefit equal to average annual compensation for the five most highly compensated years (for Mr. George, Mr. Orr and Mr. Bhatt, the five highest consecutive years) out of the last ten years of creditable service multiplied by a percentage equal to 1.5 times total years of creditable service, but not in excess of 40 years of creditable service (which would be equivalent to a maximum of 60% of such average compensation), less an offset for the annual Railroad Retirement Act annuity. Average compensation includes salary, awards under the EMIP and unused vacation amounts paid upon severance from employment. Under the Retirement Plan and the SERP, annual retirement benefits will be payable to each Named Executive Officer upon retirement and, upon the Named Executive Officer’s death, to his or her spouse on a joint- and survivor-annuity basis.

The above table shows the number of years of credited service and the actuarial present value of each Named Executive Officer’s accumulated benefits under our defined benefit plans as of December 31, 2025, which is the pension plan measurement date we use for financial reporting purposes. For purposes of the table, we assume: a retirement age of 62 for Mr. George, Mr. Bhatt, Mr. Orr, and Mr. Zampi; and a retirement age of 60 for Mr. Elkins. For each of these Named Executive Officers, the age listed is the earliest age at which each may retire under the plans without an age-based benefit reduction. Mr. Elkins is eligible for retirement under the plans since he has reached age 60 with more than 5 years of creditable service, and Mr. Orr is eligible for retirement under the plans since he has reached age 62. If either executive chooses to retire, he will be eligible for full retirement benefits without any benefit reduction due to age. As of December 31, 2025, Mr. George, Mr. Bhatt, and Mr. Zampi had not reached age 60; therefore, none of them is eligible to retire without an age-based benefit reduction.

Mr. Bhatt was not vested in the benefit shown in the table, since he had less than five years of service with Norfolk Southern Corporation, and his accrued benefit shown is subject to forfeiture until he has achieved five years of credited service. For a discussion of the other material assumptions applied in quantifying the present values of the above accrued benefits, see note 14 to our financial statements included with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

We have no policy with regard to granting extra years of credited service.

Norfolk Southern Corporation	2026 Proxy Statement 75

Executive Compensation

DEFERRED COMPENSATION

Our Named Executive Officers may have deferred the receipt of portions of their compensation under the EDCP. The table and narrative below describe the material elements of the EDCP.

2025 Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)

Mark R. George	1,316,674	0	375,322	0	3,620,375
Jason A. Zampi	0	0	0	0	0
John F. Orr	0	0	0	0	0
Claude E. Elkins	0	0	26,768	0	222,593
Anil Bhatt	162,504	0	15,917	0	178,421

(1)
Amounts in this column are, or were previously, included in the “Salary” and/or “Non-Equity Incentive Plan Compensation” column(s) of the Summary Compensation Table.
(2)
Of these amounts, the following has previously been reported as compensation to the Named Executive Officer in our Summary Compensation Tables ending with the fiscal year ended December 31, 2025: Mr. George, $1,742,860.

Narrative to Nonqualified Deferred Compensation Table

The EDCP permits executives to defer compensation, as adjusted for earnings or losses, until retirement or another specified date or event. Amounts that our Named Executive Officers defer under the EDCP are credited to a separate memorandum account maintained in the name of each participant. We do not make contributions to participants’ accounts.

Participants may defer up to 50% of base salary and 100% of annual incentive payments to the EDCP, and are credited with earnings and/or losses based on the performance of hypothetical investment options selected by the participant. The hypothetical investment options include various mutual funds as crediting indices. With respect to each deferral, participants may choose to receive a distribution at the earliest of separation from service, disability, or a specified future date. The amounts credited to a participant will be distributed, in accordance with the participant’s elected distribution options, in one lump sum or a stream of annual cash payments.

Our commitment to accrue and pay interest and/or earnings on amounts deferred is facilitated by the purchase of corporate-owned life insurance with executive officers as insureds under the policies. If the Board of Directors determines at any time that changes in the law affect our ability to recover the cost of providing the benefits payable under the EDCP, the Board, in its discretion, may reduce the earnings on deferrals. The adjusted rate may not be less than the lesser of one-half the rate of earnings otherwise provided for in the EDCP or 7%.

76 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

POTENTIAL PAYMENTS UPON A CHANGE IN CONTROL OR OTHER TERMINATION OF EMPLOYMENT

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to our Named Executive Officers in the event of a termination of their employment with the Company.

Post-Employment Benefits

The benefits that would have been provided to our Named Executive Officers in the event of a termination occurring on December 31, 2025, due to retirement, involuntary separation, death, disability, or a change in control are quantified in the table below. As of December 31, 2025, Mr. George, Mr. Zampi, and Mr. Bhatt were not eligible to retire under our retirement plans.

This analysis otherwise assumes that on December 31, 2025:

■ for a Retirement, the executive retired as of that date;

■ for an Involuntary Separation, the executive’s employment was terminated as of that date (and the executive elected to retire if he or she is retirement eligible);

■ for a Death, the executive dies on that date;

■ for a Disability, the executive became disabled on that date;

■ for a Change in Control, (i) a change in control of the Company occurred, as defined in the applicable change-in-control agreements, and (ii) the executive’s employment with us was terminated without cause; and

■ the annual incentive and PSUs for the performance period ending on December 31, 2025, were fully earned as of that date and thus excluded from the amounts shown in the table.

In addition, the analysis values equity awards based on the $288.72 closing stock price on December 31, 2025, the last trading day of the Company’s fiscal year.

		Retirement ($)	Involuntary Separation ($)	Death ($)	Disability ($)	Change in Control ($)

	Severance Pay	-	5,198,875	-	-	10,689,250
	Performance Share Units	-	8,519,267	8,519,267	8,519,267	-
Mark R.	Unvested Stock Options	-	2,787,932	2,787,932	2,787,932	-
George	Restricted Stock Units	-	6,081,309	6,081,309	6,081,309	-
	Transaction Retention Payment	-	1,000,000	-	1,000,000	-
	TOTAL	-	23,587,383	17,388,508	18,388,508	10,689,250
	Severance Pay	-	4,312,241	-	-	4,858,750
	Performance Share Units	-	-	2,030,470	2,030,470	-
Jason A.	Unvested Stock Options	-	-	251,760	251,760	-
Zampi	Restricted Stock Units	-	-	1,182,308	1,182,308	-
	Transaction Retention Payment	-	562,500	-	562,500	-
	TOTAL	-	4,874,741	3,464,538	4,027,038	4,858,750
	Severance Pay	-	1,566,000	-	-	5,606,250
	Performance Share Units	3,380,041	3,380,041	3,380,041	3,380,041	-
John F.	Unvested Stock Options	614,405	614,405	614,405	614,405	-
Orr	Restricted Stock Units	6,109,026	6,109,026	6,109,026	6,109,026	-
	Transaction Retention Payment	-	750,000	-	750,000	-
	TOTAL	10,103,473	12,419,472	10,103,472	10,853,472	5,606,250
	Severance Pay	-	1,416,000	-	-	5,045,626
	Performance Share Units	2,895,149	2,895,149	2,895,149	2,895,149	-
Claude E.	Unvested Stock Options	902,138	902,138	902,138	902,138	-
Elkins	Restricted Stock Units	1,579,298	1,579,298	1,579,298	1,579,298	-
	Transaction Retention Payment	-	500,000	-	500,000	-
	TOTAL	5,376,586	7,292,586	5,376,586	5,876,586	5,045,626
	Severance Pay	-	6,798,128	-	-	4,858,750
	Performance Share Units	-	-	1,996,156	1,996,156	-
Anil Bhatt	Unvested Stock Options	-	-	272,992	272,992	-
	Restricted Stock Units	-	-	3,633,252	3,633,252	-
	Transaction Retention Payment	-	500,000	-	500,000	-
	TOTAL	-	7,298,128	5,902,401	6,402,401	4,858,750

Norfolk Southern Corporation	2026 Proxy Statement 77

Executive Compensation

This table does not include the pension benefits reflected in the Pension Benefits Table, or the deferred compensation amounts disclosed in the Nonqualified Deferred Compensation Table. In addition, this table does not quantify the benefits that would be payable under the Company’s long-term disability insurance program to any of our Named Executive Officers who terminated employment as a result of total disability.

Severance Pay: For an Involuntary Separation, reflects an amount payable under our Executive Severance Plan, as described in the Compensation Discussion and Analysis.

For a Change in Control, these amounts represent the sum of base salary plus target annual incentive pay times 2.99.

Performance Share Units: For Retirement, Death, or Disability, these amounts represent the estimated dollar value of the annual grants of PSUs to be earned during the performance cycles ending December 31, 2026, and December 31, 2027, assuming an earnout of 93.3% for the grants of PSUs made in 2024 and 106.0% for the grants of PSUs made in 2025. Because the number of PSUs earned is determined based on a three-year performance period for each cycle, these percentages represent the actual percentage achieved for each completed year in the performance cycle for the ROAIC measure and the 100% target percentage achievement for each uncompleted year in the performance period, and for the 2025-2027 cycle, the target for the three-year relative TSR measure.

Estimated amounts for the performance cycles ending December 31, 2026, and December 31, 2027, are also included in the Outstanding Equity Awards at Fiscal Year-End Table. However, because the executives would forfeit these awards but for retirement or death benefit provisions under our LTIP, we have included these awards here as well. If a participant retires, dies, or becomes disabled before the end of the performance period, the awards are calculated and earned at the end of the performance period as if the participant had not retired or died.

For Involuntary Separation, amounts for Mr. Elkins and Mr. Orr reflect that each was eligible to retire as of December 31, 2025, and would have been entitled to the retirement benefits described above. For an Involuntary Separation, the table reflects that the PSUs for Mr. George would be treated as if he retired, in accordance with the George Offer Letter.

Unvested Stock Options: For Retirement and Death, these amounts represent the value of the unvested stock options for the Named Executive Officer. Amounts in these columns do not include the value of vested, unexercised stock options. See the Outstanding Equity Awards at Fiscal Year-End Table for a complete list of each Named Executive Officer’s vested, unexercised options.

For Involuntary Separation, amounts for Mr. Elkins and Mr. Orr reflect that each was eligible to retire as of December 31, 2025, and would have been entitled to the retirement benefit provisions described above. For an Involuntary Separation, the table reflects that the unvested stock options for Mr. George would be treated as if he retired, in accordance with the George Offer Letter.

Restricted Stock Units: For Retirement, Death, and Disability, these amounts represent the dollar value of RSUs. If a participant retires or becomes disabled before the end of the restriction period, the awards are delivered at the end of the restriction period as if the participant had not retired or become disabled.

For Involuntary Separation, amounts for Mr. Elkins and Mr. Orr reflect that each was each eligible to retire as of December 31, 2025, and would have been entitled to the retirement benefit provisions described above. For an Involuntary Separation, the table reflects that the RSUs for Mr. George would be treated as if he retired, in accordance with the George Offer Letter.

For a Change in Control, the change-in-control agreements do not provide for the acceleration of any unvested RSUs held by Named Executive Officers at the time their employment with us is terminated or upon a change in control. Under the terms of the LTIP, they will forfeit any unvested RSUs if their employment is terminated for any reason other than retirement, disability, or death. The Committee has the authority under the LTIP to waive any restrictions on RSUs.

Transaction Retention Payment: The amount shown is the portion of the cash retention payment that would be payable if a participant who had an Involuntary Separation that met the requirements to be a "Qualifying Termination" under the Retention Agreement under the Transaction Bonus Program, or if the participant became disabled. The amounts payable under the program are described in the Compensation Discussion and Analysis. For Involuntary Separation and Disability, the amounts represent the amount that would be payable on the next vesting date, April 28, 2026.

78 2026 Proxy Statement	Norfolk Southern Corporation

Executive Compensation

Change-in-Control Agreements

Generally: We have entered into change-in-control agreements with a number of key executives, including our Named Executive Officers employed as of the end of the fiscal year. A Named Executive Officer will only receive the benefits provided under these agreements if:

■ a change in control of Norfolk Southern occurs; and

■ within two years of the change in control, we terminate the Named Executive Officer’s employment for any reason other than for “cause,” death, total disability, or mandatory retirement, or the Named Executive Officer terminates his or her employment with us for “good reason.”

Definition of Change in Control: Generally, under these agreements, a change in control is defined as:

■ a merger, sale of all or substantially all of our assets, or similar fundamental transaction which results in our shareholders holding less than 80% of the voting power of the combined company;

■ a shareholder-approved consolidation or dissolution pursuant to a recommendation of our Board of Directors;

■ a change in the composition of the Board of Directors that results in less than a majority of Board members having either (i) served on the Board for at least two years or (ii) been nominated or elected to be a director by at least two-thirds of directors who had at least two years of service at the time of the director’s nomination or election;

■ any person or organization acquires more than 20% of our voting stock; or

■ a determination by the Board that an event similar to those listed above has occurred or is imminent.

Benefits Payable upon Termination Following a Change in Control: The change-in-control agreement provides senior executives with 2.99 times the sum of the executives’ base salary plus annual incentive.

Events Triggering Change-in-Control Payments: If a Named Executive Officer terminates employment with us within two years of a change in control for any of the following “good reasons,” we are required to pay the Named Executive Officer the benefits provided under the change-in-control agreement:

■ the Named Executive Officer is not elected or reelected to the office held immediately prior to the change in control, or if serving as a director he or she is removed as a director;

■ the Named Executive Officer’s salary or annual incentive opportunity is materially reduced below the amounts in effect prior to the change in control;

■ we terminate or materially reduce the value or scope of the Named Executive Officer’s perquisites, benefits, and service credit for benefits provided under any employee retirement income or welfare benefit policies, plans, programs, or arrangements in which he is participating immediately prior to the change in control and which have substantial value;

■ the Named Executive Officer determines in good faith that following the change in control, he has been rendered substantially unable to carry out or has suffered a substantial reduction in any of the substantial authorities, powers, functions, responsibilities, or duties attached to the position he held immediately prior to the change in control;

■ the successor to the change in control does not assume all of our duties and obligations under the change-in- control agreement;

■ we require that the Named Executive Officer relocate his principal location of work in excess of 50 miles from his employment location immediately prior to the change in control, or that the Named Executive Officer travel away from his office significantly more than was required immediately prior to the change in control; or

■ there is any material breach of the change-in-control agreement by us or our successor.

However, if we terminate a Named Executive Officer’s employment with us for “cause,” we will not be required to pay the benefits provided under his change-in-control agreement. “Cause” is defined as any of the following if the result of the same is materially harmful to us:

■ an intentional act of fraud, embezzlement, or theft in connection with the executive’s duties or in the course of his employment with us;

■ intentional wrongful damage to our property;

■ intentional wrongful disclosure of secret processes or of our confidential information; or

■ intentional violation of The Thoroughbred Code of Ethics or, as applicable, our Code of Ethical Conduct for Senior Financial Officers.

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Executive Compensation

Requirement Not to Compete Following a Change in Control: In exchange for the benefits provided under the change-in-control agreements, the Named Executive Officers agreed that if they accept benefits payable or provided under the agreements, they may not engage in specified competing employment for a period of one year from the date they are terminated following the change in control.

Retirement: As of December 31, 2025, Mr. Elkins and Mr. Orr were each eligible to retire and choose to receive the full amount of the accrued pension benefits disclosed in the Pension Benefits Table, as well as the retirement vesting provided for long-term incentives. None of the other Named Executive Officers employed on December 31, 2025, were eligible to retire as of that date. See “Termination for Any Other Reason” below for a discussion of the benefits to which Mr. George would have been entitled had he been terminated as of December 31, 2025. Each Named Executive Officer would have been entitled to receive the deferred compensation amounts disclosed in the Nonqualified Deferred Compensation Table on page 76.

Death: If any of the Named Executive Officers had died on December 31, 2025, that Named Executive Officer’s spouse would have been eligible for the pension benefits disclosed in the Pension Benefits Table (reduced on account of the Named Executive Officer’s death) and the Named Executive Officer’s designated beneficiaries would have been eligible for the deferred compensation benefits disclosed in the Nonqualified Deferred Compensation Table. In addition, RSUs would immediately vest, PSUs would have the opportunity to vest and be distributed following the end of the three-year performance term to the extent the performance conditions were met, and any options would vest on the later of the date of death or one year after the grant date.

Disability: If either Mr. Elkins or Mr. Orr had become disabled on December 31, 2025, he could have elected to retire and receive the benefits described above under “Retirement.” For any other Named Executive Officer, each would be entitled to disability benefits under the Company’s Long-Term Disability Plan equal to one-half of the Named Executive Officer’s base salary reduced by other benefits (such as disability benefits paid from the Railroad Retirement Board) in accordance with the insurance policy under which such benefits are provided to all salaried employees. In addition, any outstanding equity awards would continue to vest as if the executive had not terminated employment, and the next tranche of the Transaction Retention Payment would have become payable.

Termination for Any Other Reason: As noted above, each of Mr. Elkins and Mr. Orr was eligible to retire as of December 31, 2025. Accordingly, if either Mr. Elkins's or Mr. Orr's employment been terminated by us or by him as of that date, such executive would have been entitled to the benefits set forth above under “Retirement.”

In addition to these pension benefits, each Named Executive Officer would have been entitled to receive the deferred compensation benefits disclosed in the Nonqualified Deferred Compensation Table.

We have an Executive Severance Plan that is applicable to all executives at the level of Executive Vice President or above and selected Senior Vice Presidents, as described in our Compensation Discussion and Analysis. The Executive Severance Plan provides the following severance benefits if an eligible executive’s employment is terminated other than for “cause” or for disability under our long-term disability plan, or is terminated by the executive for “good reason” (each term as defined in the Executive Severance Plan). Benefits under the Executive Severance Plan include:

■ a payment equal to two times the executive’s salary, paid as a lump sum;

■ a prorated annual incentive for time worked during the year in which the employee was severed if the employee was not retirement eligible;

■ either (i) for a retirement eligible employee, favorable treatment of long-term incentives in accordance with terms of the LTIP, or (ii) for employees who are not retirement eligible, cash payment for the full value of RSUs, the option profit on outstanding unvested stock options based on the closing price of the Company’s stock on the severance date, and a prorated cash payment for the value of PSUs; and

■ lump sum payments of $30,000 and $36,000 for outplacement services and health care coverage, respectively.

In addition, if a Named Executive Officer's employment was terminated and the separation met the requirements to be a "Qualifying Termination" under the terms of the award agreement governing the Transaction Retention Payment, then the next tranche of the award would have been payable.

If Mr. George’s or Mr. Orr’s employment had been terminated by us for a reason other than for “Cause,” then as provided in the George Offer Letter or Orr Offer Letter, as applicable, each would have been treated as retirement-eligible for purposes of the Executive Severance Plan.

Requirement Not to Compete: In addition to restrictions imposed under our change-in-control agreements, awards under the LTIP are subject to forfeiture in the event the Named Executive Officer “engages in competing employment” for a period of time following termination. For these purposes, “engages in competing employment” means working for or providing services to any of our competitors in North American markets in which we compete. See section captioned “Requirement Not to Compete Following a Change in Control” for a description of additional non-compete restrictions on our Named Executive Officers.

Future Severance Benefits Policy: Our policy is that future severance agreements with senior executives that exceed 2.99 times the sum of the executive's base salary plus bonus (excluding the value of outstanding long-term incentive awards) require shareholder approval.

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Executive Compensation

COMPENSATION POLICY RISK ASSESSMENT

The Committee has assessed the risks arising from Norfolk Southern’s compensation policies and practices for all employees to determine whether such policies or practices are reasonably likely to have a material adverse effect on the Company. As part of this assessment, in 2025, the Committee engaged FW Cook, an independent compensation consultant, to conduct a compensation risk analysis and report its findings to the Committee. Based on the observations and findings of FW Cook’s assessment, as well as its own considerations, the Committee determined that Norfolk Southern’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

PAY RATIO DISCLOSURE

The ratio of the annual compensation of Mark R. George, our President and CEO, to the median annual compensation of our other employees in 2025 is 137 to 1. We used the same median employee that we identified in our 2024 Proxy Statement for purposes of this disclosure. There has been no significant change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure for 2025. A complete description of the methodology we previously used to identify the estimated median employee can be found in our 2024 Proxy Statement.

The determination of the median employee is an estimate, and other companies may use different methodologies and assumptions in determining the median employee. The pay ratio for other companies may not be comparable to the ratio we present due to different methodologies and assumptions, different employee populations, and different compensation structures.

We used the following methodology to determine the median employee’s annual compensation, and to determine annual compensation for our CEO:

■ We calculated each element of the median employee’s compensation for 2025 in accordance with the SEC rules for reporting compensation in the Summary Compensation Table of the proxy. Under this calculation, the median employee's total compensation was $118,895.

■ For the annual total compensation of Mr. George, we used the amount reported in the total column (column (j)) of our Summary Compensation Table included in our Proxy Statement.

Information about the objectives of our executive compensation program and the process that the Committee used to establish Mr. George’s compensation for 2025, including the Committee’s engagement of an independent compensation consultant to assist in determining the appropriate level of pay, can be found in our “Compensation Discussion and Analysis” section which begins on page 45.

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Executive Compensation

PAY VERSUS PERFORMANCE TABLE AND RELATED DISCLOSURE

Tabular Disclosure of Pay Versus Performance

										Value of Initial Fixed $100 Investment on December 31, 2020 Based On:
Year	Summary Compensation Table Total for PEO1(1) ($)	Summary Compensation Table Total for PEO2(2) ($)	Summary Compensation Table Total for PEO3(3) ($)	Compensation Actually Paid to PEO1(1),(5) ($)	Compensation Actually Paid to PEO2(2),(5) ($)	Compensation Actually Paid to PEO3(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(4) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4),(5) ($)	Norfolk Southern Total Shareholder Return	Peer Group Total Shareholder Return(6)	Net Income ($ in Millions)	After-Tax Return on Average Invested Capital(7)
2025	16,245,050			13,376,591			5,442,145	4,386,599	$135	$129	2,873	11.8%
2024	8,985,660	11,924,070		9,134,271	(5,709,671)		5,282,388	4,304,294	$107	$116	2,622	11.5%
2023		13,418,978			4,077,950		3,478,630	1,402,195	$106	$121	1,827	11.4%
2022		9,770,910	9,615,456		10,444,401	1,969,194	4,239,302	4,343,073	$107	$106	3,270	14.1%
2021			14,016,942			25,072,294	4,059,729	5,783,924	$127	$126	3,005	12.7%

Notes:

(1)
Principal executive officer (PEO)1: Mark R. George, President & Chief Executive Officer
(2)
PEO2: Alan H. Shaw, Former President & Chief Executive Officer
(3)
PEO3: James Squires, Former Chairman, President, & Chief Executive Officer
(4)
The following non-PEO named executive officers (NEOs) are reflected in the averages: For 2025, Mr. Zampi, Mr. Orr, Mr. Bhatt, and Mr. Elkins. For 2024, Mr. Zampi, Mr. Orr, Mr. Duncan, Mr. Bhatt, and Mr. Elkins. For 2023, Mr. George, Mr. Duncan, Ms. Adams, and Mr. Elkins. For 2022, Mr. George, Ms. Sanborn, Ms. Adams, and Mr. Elkins. For 2021, Mr. Shaw, Mr. George, Ms. Sanborn, and Ms. Adams.
(5)
To calculate 2025 compensation actually paid, the following amounts were deducted from and added to Summary Compensation Table total compensation:

Summary Compensation Table to Compensation Actually Paid Reconciliation

	PEO1 Mark R. George	Average of Non-PEO Named Executive Officers
	2025	2025
Components of Compensation	($)	($)
Summary Compensation Table (SCT) Total	16,245,050	5,442,145
Deductions From SCT Total
Stock Awards and Option Awards Value	11,499,743	2,793,743
Change in Pension Value and Nonqualified Deferred Compensation Earnings	511,140	727,476
Additions to SCT Total (i)
Year-End Fair Value of Equity Awards Granted During the Year	7,480,848	1,817,340
Change in Value During the Year of Prior-Year Awards Remaining Unvested	718,600	444,466
Change in Value During the Year of Prior-Year Awards Vesting During the Year	298,170	44,838
Dividend Equivalent Payments Made on Unvested Awards	473,472	118,925
Current-Year Pension Service Cost	171,334	40,104
Value of Changes in Pension Plan	0	0
Compensation Actually Paid	13,376,591	4,386,599

(i)
Amounts were calculated in accordance with the SEC methodology for determining compensation actually paid for each year shown. Fair values for equity awards were determined as of each measurement date using valuation methodologies and assumptions consistent with those used to estimate fair value at grant under US GAAP. The valuation assumptions used to estimate the year-end fair value of performance share units (PSUs) differed from those used for grant-date estimates in that they took into account the most recent estimated earnout percentage of the awards at each year end, and updated Monte Carlo simulations of relative total shareholder returns for Norfolk Southern and the relevant peer companies; and the vesting-date value of PSUs was calculated using the actual earnout percentage for the performance period. Year-end and vesting-date valuations of outstanding stock options used a shorter expected option term than the 6.5 years used for grant-date fair values to take into account the passage of time, and used updated risk-free interest rates to reflect changes in market interest rates between the grant date and the valuation dates. Both the year-end and vesting date valuations of PSUs, stock options and restricted stock units used current share prices as of each valuation date, rather than the grant-date share price.

(6)
The peer group total shareholder return calculations are based on the Standard & Poor’s (S&P) Railroad Stock Price Index.
(7)
After-tax ROAIC used here is a non-GAAP financial measure and is calculated by dividing Norfolk Southern’s net operating profit after-tax (defined as net income excluding interest expense, taxes on interest, and interest on operating lease liabilities, and adjusted for the effect of capitalizing

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Executive Compensation

Norfolk Southern’s operating lease obligations) by the average invested capital (defined as the average of the current and prior year-end shareholders’ equity and total debt balances, which is then adjusted for the effect of capitalizing Norfolk Southern’s operating lease obligations). 2025 ROAIC includes the cost of the East Palestine incident net of insurance recoveries, and excludes the effects of restructuring and merger costs, and the acquisition of the Cincinnati Southern Railway.

Most Important Performance Measures to Determine Compensation Actually Paid

The five items listed below represent the most important performance measures we used to determine compensation actually paid to our named executive officers in 2025, as described in the Compensation Discussion and Analysis (CD&A) sections titled “2025 Annual Incentives” on page 58 and “Long-Term Incentive Awards” on page 61.

Most Important Performance Measures

After-tax ROAIC

Operating Ratio

Operating income

Annual revenue

Total shareholder return

Norfolk Southern Corporation	2026 Proxy Statement 83

Executive Compensation

Supplemental Graphs

1. Compensation Actually Paid Compared to TSR

As shown in the chart below, compensation actually paid (CAP) to the PEOs and the non-PEO NEOs is aligned with total shareholder return on Norfolk Southern's stock. This is primarily because the majority of compensation to the named executive officers is in the form of long-term, stock-based incentives which are tied directly to stock price, as described in the CD&A report. Norfolk Southern’s total shareholder return (TSR) was aligned with the peer group for 2021 and 2022, declined somewhat in 2023 due largely to the effects of the East Palestine derailment, and compared favorably to the peer group in 2024 and 2025 based on improved business performance. CAP to all NEOs declined in 2023 and CAP to non-CEO NEOs increased in 2024, aligned with relative TSR performance. CAP for 2024 to Mr. Shaw was negative due to the forfeiture of his annual incentive payment and all unvested equity awards as a result of his termination for Cause. CAP to Mr. George increased in 2025 largely because 2025 was the first full year for which he served as PEO. CAP to the non-PEO NEOs was relatively constant from 2024 to 2025 due to decreases in the value of stock awards to some of these executives from 2024 to 2025.

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Executive Compensation

2. Compensation Actually Paid Compared to Net Income

As shown in the chart below, CAP to the PEOs and other NEOs is generally, but not directly, aligned with net income. This is primarily because the majority of compensation to the named executive officers is in the form of long-term, stock-based incentives which are sensitive to changes in stock price. Compensation to our named executive officers is not tied directly to net income, although annual incentive awards are partially based on operating income.

CAP vs. Net Income
30,000
25,000
20,000
15,000
10,000
5,000
0
-5,000
-10,000
Compensation Actually Paid (CAP) $000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Net Income in Millions
2021
2022
2023
2024
2025
CAP to PEO George
CAP to PEO Shaw
CAP to PEO Squires
Avg CAP to Non-PEO NEOs
Norfolk Southern Net Income

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Executive Compensation

3. Compensation Actually Paid Compared to After-Tax ROAIC

As described in the CD&A report, ROAIC is the primary performance measure that determines the number of shares earned under our performance share unit (PSU) awards, and 50% or more of our named executive officers' long-term incentive awards are made in PSUs. Because of ROAIC’s impact on the number of PSU awards earned, we believe that after-tax ROAIC is the most important financial performance measure used in determining CAP to our named executive officers. As required by SEC guidance, we are presenting our one-year ROAIC for each listed year, rather than our three-year average ROAIC.

As shown in the chart below, Norfolk Southern’s annual after-tax ROAIC increased from 2021 to 2022, declined for 2023, and increased somewhat in 2024 and 2025. CAP to the PEOs and other NEOs is generally aligned with this performance measure. However, because the majority of compensation to the named executive officers is in the form of stock-based incentives, total shareholder return has a more significant effect on CAP.

CAP vs. After-Tax ROAIC
30,000
25,000
20,000
15,000
10,000
5,000
0
-5,000
-10,000
Compensation Actually Paid (CAP) $000
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Norfolk Southern Annual ROAIC
2021
2022
2023
2024
2025
CAP to PEO George
CAP to PEO Shaw
CAP to PEO Squires
Avg CAP to Non-PEO NEOs
Norfolk Southern Annual ROAIC

INSIDER TRADING POLICIES AND PROCEDURES

We have adopted insider trading policies and procedures which are applicable to our directors, officers, and employees, as well as the Company itself, and which govern the purchase, sale, and other dispositions of our securities, and which we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations and the New York Stock Exchange listing standards. The foregoing summary of the Company’s insider trading guidelines does not purport to be complete and is qualified in its entirety by reference to the full text thereof attached as Exhibit 19 to our Annual Report on Form 10-K filed on February 9, 2026.

Policies and Practices Related to the Grant of Certain Equity Awards

The Committee pre-establishes its regular meeting dates over a year in advance, with each such meeting occurring when the Company’s trading window is closed. During its January meeting, the Committee’s long-standing practice is to grant equity awards to officers and directors of the Company, with awards to our NEOs being set on an individual basis based on market compensation levels, individual contribution, and internal equity, with the actual equity grants not made until the trading window for such period has opened. The Company’s equity plan has been set up with such safeguards in mind. With limited exceptions, the Company has historically used its quarterly financial release and related earnings call as the benchmark for opening its trading window, with the intent for all material nonpublic information for a particular quarter disclosed within such release or addressed on such earnings call. At the time the equity awards are granted, which again if approved during a blackout period will not be effectuated until after the trading window has opened, the Committee and the Board have access to the Company’s results for the prior fiscal quarter and year, as well as a general sense of the Company’s financial plan and strategy for the upcoming fiscal year. Aside from ensuring awards are not made during a blackout period, it is not the Committee’s practice to time or otherwise coordinate the granting of any equity awards with any release of material nonpublic information or activity under any Company share repurchase plan.

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SHARE REPURCHASES AND EXECUTIVE COMPENSATION

We view share repurchases as another way of returning profits to shareholders in addition to regular dividends. We purchased and retired 2.2 million shares at a cost of $533 million during the first half of 2025. However, such activity had no resulting impact on 2025 executive compensation. In addition, we have suspended our share repurchase program in connection with our entry into the merger agreement with Union Pacific. Even if share repurchase activity occurs again, as part of our balanced capital allocation strategy, its impact on executive compensation is minimal and any risk is already sufficiently guarded against by strong existing oversight.

In consultation with our CFO, the Audit and Finance Committee oversees our capital structure, including recommending for approval by the Board any share repurchase activity. The priority of our capital allocation is to invest in capital projects to maintain safe operations and also to drive future growth and capacity of the railroad. We annually reinvest in the business, with over half of our capital spend each year dedicated to maintaining safe operations. It is only the surplus cash/liquidity remaining after reinvesting in our operations that we distribute to shareholders. The first method of shareholder distribution is via our regular quarterly dividend. When there is additional cash/liquidity available to shareholders, which again varies depending on the economic environment, we may elect to distribute a portion to shareholders in the form of share repurchases. This blended approach is an important part of our capital allocation strategy, consistent with market practice, and attractive to our shareholders. That said, we do not believe that our share repurchase activity meaningfully impacts our executive compensation outcomes, primarily because one of the metrics that would be aided by such activity, earnings per share, is not a metric that we currently use in our executive compensation program.

As previously noted, the Committee has significant oversight of our executive compensation program, including the authority to exercise negative discretion to reduce the payouts under the applicable incentive award program, including if the Committee determines that executive compensation does not align with our shareholders’ interests, as evidenced when the Committee exercised its negative discretion in early 2024 to reduce annual incentive payments to our former President & CEO and our Executive Vice Presidents to zero.

Accordingly, the Board believes our current governance structure provides appropriate oversight of both capital allocation decisions and executive compensation, ensuring that share repurchases serve the interests of shareholders while maintaining the integrity of our compensation framework.

Consistent with this practice, during the first quarter of fiscal 2025, the Committee awarded options to our NEOs on January 30, 2025, one full trading day after the Company released earnings and held its quarterly earnings call, which in the Company’ view, included all material nonpublic information for the prior period. As a result, in the Company’s view, the Committee did not grant options during the period beginning four business days before our filing of a periodic report on Form 10-K or Form 10-Q or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such report (the “Designated Periods”). Notwithstanding the foregoing, we are providing the following information relating to options awarded to our NEOs on January 30, 2025, which was one business day after we filed a press release with our fourth quarter and full year financial results:

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)

Percentage Change in the Closing
Market Price of the Securities
Underlying the Award Between the
Trading Day Ending Immediately Prior to
the Disclosure of Material Nonpublic
Information and the Trading Day
Beginning Immediately Following the
Disclosure of Material Nonpublic
Information

Mark R. George	1/30/2025	26,337	257.26	2,300,010	1.93%
Jason A. Zampi	1/30/2025	5,954	257.26	519,963	1.93%
John F. Orr	1/30/2025	7,099	257.26	619,956	1.93%
Claude E. Elkins	1/30/2025	6,870	257.26	599,957	1.93%
Anil Bhatt	1/30/2025	5,668	257.26	494,986	1.93%

Norfolk Southern Corporation	2026 Proxy Statement 87

Shareholder Proposal

DEADLINES FOR SHAREHOLDER PROPOSALS AND SUBMISSION OF OTHER BUSINESS

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with SEC regulations and with our Bylaws. Any such proposal for the 2027 Annual Meeting of Shareholders must comply with applicable regulations and be received by the Corporate Secretary at Corporate_Secretary@nscorp.com or Norfolk Southern Corporation, 650 West Peachtree Street, NW, Atlanta, Georgia 30308, as follows:

To be eligible for inclusion in our Proxy Statement and form of proxy, shareholder proposals must be received no later than November 27, 2026, and also comply with the other requirements of SEC Rule 14a-8. To be eligible to be presented from the floor for vote at the meeting, shareholder proposals must be received during the period that begins October 28, 2026, and ends November 27, 2026, and also comply with the other requirements of our “Notice of Business Other Than Nominations for Director” Bylaw provision.

DEADLINES FOR SHAREHOLDER RECOMMENDATIONS AND NOMINATIONS OF DIRECTORS

The Governance and Nominating Committee will consider director candidates recommended by shareholders. Any such recommendation must meet the requirements set forth in our Bylaws and our Corporate Governance Guidelines, which are available on our website at www.norfolksouthern.com. Such recommendations by shareholders must be in writing and addressed to the Chair of the Governance and Nominating Committee, c/o Corporate Secretary, Norfolk Southern Corporation, 650 West Peachtree Street, NW, Atlanta, Georgia 30308. Shareholder recommendations must be received no later than November 27 2026, in order to be considered for nomination for election at the 2027 Annual Meeting of Shareholders.

Shareholders wishing to nominate one or more individuals in our proxy statement and proxy card for election as a director at an annual meeting may do so by complying with our “Proxy Access for Director Nominations” Bylaw provision. Our proxy access provision permits one or more (but no more than 20) shareholders holding at least 3% of our outstanding shares for at least three years to nominate up to the greater of two directors or 20% of our Board. Eligible shareholders must submit such nominations by November 27, 2026, in order to be eligible to appear in our proxy statement and proxy card for the 2027 Annual Meeting of Shareholders.

Shareholders wishing to nominate an individual for election as a director at an annual meeting other than pursuant to our proxy access Bylaw provision may do so by complying with our “Nominations of Directors” Bylaw provision. For such nominations to be eligible for election at the 2027 Annual Meeting of Shareholders, the nominations must comply with the “Nomination of Directors” Bylaw provision and must be received during the period that begins October 28 2026, and ends November 27 2026. Any notice of director nomination submitted to Norfolk Southern other than through proxy access must also include the additional information required by Rule 14a-19(b) under the Exchange Act.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the 2026 Annual Meeting, other than as noted elsewhere in this Proxy Statement. If other matters are properly brought for a vote before the 2026 Annual Meeting or at any postponement or adjournment thereof, your proxy gives authority to the persons named as proxies on the proxy card or voting instruction form to vote on these matters. The Chair may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly presented or submitted.

88 2026 Proxy Statement	Norfolk Southern Corporation

Stock Ownership Information

Norfolk Southern Corporation

STOCK OWNERSHIP INFORMATION

BENEFICIAL OWNERSHIP OF STOCK

Based solely on our records and our review of the most recent Schedule 13G filings with the SEC, the following tables show information concerning the persons or groups known to Norfolk Southern to be beneficial owners of more than five percent of our common stock, our only class of voting securities:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership ($)	Percent of Class

The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	20,824,287(1)	9.28%

BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	14,512,992(2)	6.4%

(1)
The Vanguard Group reported in its Schedule 13G/A that it beneficially owned 9.28% of our common stock as of January 30, 2026, and that as of that date, it had sole voting power with respect to none of these shares, shared voting power with respect to 2,346,171 of these shares, sole dispositive power with respect to none of these shares, and shared dispositive power with respect to 20,824,287 of these shares.
(2)
Based on the most recently available Schedule 13G/A filed with the SEC on January 29, 2024 by BlackRock, Inc., who reported that it had sole voting power with respect to 13,064,624 of these shares, shared voting power with respect to none of these shares, sole investment power with respect to 14,512,992 of these shares, and shared investment power with respect to 0 of these shares. The Schedule 13G/A contained information as of December 31, 2023, and may not reflect current holdings of Norfolk Southern’s stock.

Norfolk Southern Corporation	2026 Proxy Statement 89

Stock Ownership Information

The following table shows, as of March 2, 2026, the beneficial ownership of our common stock for:

1.	each director and each nominee;
2.	our NEOs; and
3.	all directors and Executive Officers as a group.

Unless otherwise indicated by footnote to the table, all such shares are held with sole voting and investment power, and no director or Executive Officer beneficially owns any Norfolk Southern equity securities other than our common stock. Each individual director and each Executive Officer, as well as all the directors and Executive Officers together as a group, beneficially own less than 1% of the shares of our common stock outstanding as of March 2, 2026.

Name	Shares of Common Stock(1), (2) (#)
Richard Anderson	8,396	(3)
William Clyburn, Jr.	1,599	(3)
Philip S. Davidson	1,885	(3)
Francesca A. DeBiase	1,863	(3)
Marcela E. Donadio	8,726	(3)
Sameh Fahmy	13,194	(3)
Heidi Heitkamp	476	(3)
John C. Huffard, Jr.	8,093	(3)
Christopher T. Jones	3,084	(3)
Gilbert H. Lamphere	3,647
Lori J. Ryerkerk	717	(3)
Mark R. George	74,648	(4)
Jason A. Zampi	5,113	(4)
John F. Orr	18,654	(4)
Claude E. Elkins	28,877	(4),(5)
Anil Bhatt	3,463	(4)
17 Directors and Executive Officers as a group (Including the persons named above)	187,638	(6)

(1)
Each director and each Executive Officer has sole voting and investment power with respect to his or her shares, except with respect to: 27 shares over which Ms. Donadio has shared voting and investment power through other accounts; and 3,466 shares held in four trusts in which Mr. Huffard has disclaimed beneficial ownership.
(2)
The amounts reported in the beneficial ownership table do not include the following RSUs which are not distributable within 60 days of March 2, 2026, and thus are not considered common stock that is beneficially owned for SEC disclosure purposes: (a) 622 RSUs awarded to directors serving on January 30, 2026, and an additional 346 RSUs awarded to Mr. Anderson in his role as independent Board Chair on the same date, (b) 1,523 RSUs credited to Dr. Jones, and 1,342 RSUs credited to Ms. Heitkamp, which units will ultimately be settled in shares of common stock distributed in ten annual installments beginning in the January after ceasing to be a director, and (c) as applicable, dividend equivalents credited as additional RSUs on such amounts.

90 2026 Proxy Statement	Norfolk Southern Corporation

Stock Ownership Information

(3)
The amounts reported also include RSUs which are vested and would be distributable within 60 days of a director leaving the Board: Mr. Anderson, 1,396; Mr. Clyburn, 1,194; Adm. Davidson, 1,885; Ms. DeBiase, 1,513; Ms. Donadio, 8,699; Mr. Fahmy, 1,194; Ms. Heitkamp, 476; Mr. Huffard, 4,627; Dr. Jones, 3,084; and Ms. Ryerkerk, 717. These RSUs will be settled in stock. While the directors have neither voting power nor investment power over the shares underlying these restricted stock units, the directors are entitled to receive the shares immediately upon leaving the Board. See “Non-Employee Director Compensation Table—Long-Term Incentive Plan” for more information regarding these restricted stock units.
(4)
Includes shares subject to stock options granted pursuant to our LTIP with respect to which the executive officer has the right to acquire beneficial ownership within 60 days of March 2, 2026: Mr. George, 53,483; Mr. Zampi, 968; Mr. Orr, 4,044; Mr. Elkins, 25,380; and Mr. Bhatt, 1,424. For Mr. Orr, also includes 8,319 RSUs which will vest and be distributed on April 26, 2026.
(5)
Includes 132 shares credited to Mr. Elkins’ account in our Thrift and Investment Plan.
(6)
Includes 365 shares credited to Executive Officers’ individual accounts under our Thrift and Investment Plan. Also includes: 85,299 shares subject to stock options granted to Executive Officers pursuant to our LTIP with respect to which the participant has the right to acquire beneficial ownership within 60 days of March 2, 2026. For officers, this amount does not include restricted stock units which will ultimately be settled in shares of common stock upon the satisfaction of applicable vesting requirements but which do not vest within 60 days of March 2, 2026.

Delinquent Section 16(a) Reports: Section 16 of the Securities Exchange Act of 1934 requires our directors and Executive Officers (and any persons beneficially owning more than 10 percent of a class of our stock) to file reports of beneficial ownership and changes in beneficial ownership on Forms 3, 4, and 5, as appropriate, with the SEC. Based solely on our review of copies of Forms 3, 4, and 5 available to us, or written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2025 were complied with by each person who at any time during the 2025 fiscal year was a director or an executive officer, except for one Form 4 for each of Mr. Anderson and Mr. Huffard filed three days late by the Company in early October 2025 due to an administrative oversight, regarding the addition of deferred stock units in the Directors' Deferred Fee Plan.

Norfolk Southern Corporation	2026 Proxy Statement 91

Voting and Proxies

Norfolk Southern Corporation

VOTING AND PROXIES

This Proxy Statement and the proxy card or voting instruction form relate to the Board of Directors’ solicitation of your proxy for use at our Annual Meeting of Shareholders to be held virtually on May 7, 2026. The following questions and answers provide guidance on how to vote your shares.

We Want to Hear From You - Vote Today

Who can vote? Shareholders who are record owners of our common stock as of the close of business on March 2, 2026, are entitled to notice of and to vote at the 2026 virtual Annual Meeting.

As of the close of business on March 2, 2026, the record date, 244,825,606 shares of our common stock were issued and outstanding. Of those shares, 224,504,829 shares were owned by shareholders entitled to one vote per share. The remaining 20,320,777 shares were held by our wholly owned subsidiaries, which are not entitled to vote those shares under Virginia law.

What will I be voting on? Shareholders will be voting: to elect 12 directors of Norfolk Southern (Item 1); to ratify the appointment of KPMG LLP as our independent registered public accounting firm (Item 2); and, on an advisory basis, on executive compensation as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and disclosures in this Proxy Statement (Item 3).

How will these matters be decided at the Annual Meeting?

Voting Item		Voting Standard	Treatment of Abstentions and Broker Non-Votes	Recommendation

1	Election of 12 directors for a one-year term	Majority of votes cast	Not counted as votes cast and therefore no effect.	FOR

2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026	Majority of votes cast	Abstentions are not counted as votes cast and therefore no effect. Brokers have discretionary authority to vote without direction from the beneficial owner. If cast, the votes count.	FOR

3	Approval of the advisory resolution on executive compensation	Majority of votes cast	Not counted as votes cast and therefore no effect.	FOR

If you sign and return the proxy card without specifying your vote on a particular voting item, your shares will be voted in accordance with the Board Recommendation unless you revoke your proxy before the shares are voted.

We have a majority voting standard for election of directors. Each director nominee who receives a majority of the votes cast will be elected. Any current director who does not meet this standard must, pursuant to our Bylaws, promptly tender resignation to the Board of Directors for consideration by our Governance and Nominating Committee.

How many shares are needed at the Annual Meeting to constitute a quorum? The presence of the holders of a majority of the outstanding shares of our common stock entitled to vote at the 2026 Annual Meeting is necessary to constitute a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for the transaction of all business. Withhold votes, abstentions, and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

Who is soliciting my proxy? The Norfolk Southern Board of Directors is soliciting your proxy to vote your shares at the 2026 Annual Meeting. If you give the Board of Directors your proxy, your shares will be voted in accordance with the selections you indicate on your proxy card.

92 2026 Proxy Statement	Norfolk Southern Corporation

Voting and Proxies

Who is paying for this solicitation? Norfolk Southern pays the cost of preparing proxy materials and soliciting proxies, including the reimbursement, upon request, of trustees, brokerage firms, banks, and other nominee record holders for the reasonable expenses they incur to forward proxy materials to beneficial owners. Our officers and other employees may solicit proxies by telephone, facsimile, electronic mail, or personal interview; they receive no additional compensation for doing so.

What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”? If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered a “shareholder of record” with respect to those shares. If your shares are held in a brokerage account or bank, broker, or other nominee, you are considered the “beneficial owner” of such shares.

How do I vote if I am a shareholder of record? If you are the record owner of any shares of our common stock (the shares are registered in your name) and received your materials by mail, you may vote your shares by completing, signing, and dating the proxy card and returning it in the pre-addressed postage-paid envelope provided, or mailing to P.O. Box 8016, Cary, NC 27512-9903

You also may vote by telephone or the Internet in the manner described on the proxy card or the Notice of Internet Availability.

Finally, you may attend the virtual Annual Meeting via the Internet and vote during the Annual Meeting. The Annual Meeting can be accessed by visiting www.proxydocs.com/NSC, entering the control number that is printed in the box included in the proxy card or voting instruction card mailed to you, and registering for the Annual Meeting. You will receive an email with a link to access the Annual Meeting. Please have your notice in hand when you access the website and then follow the instructions. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.

How do I vote if I am a beneficial owner of the shares? If you are the beneficial owner of any shares (the shares are held in street name by a broker, bank, or other nominee), which is therefore the record holder of your shares), you may submit your voting instructions to the record holder using the voting instruction card if you requested these materials by mail or in the manner described on the Notice of Internet Availability. The record holder will then vote your shares in accordance with your voting instructions. You can only vote online during the virtual Annual Meeting if you have a legal proxy from the record holder (the broker, bank, or other nominee that holds your shares) assigning its voting authority to you. Please promptly contact the record holder that holds your shares for instructions on how to obtain a legal proxy if you intend to vote online during the virtual Annual Meeting.

Shares held in street name by a broker may be voted on certain matters even if the beneficial owner does not provide the broker with voting instructions; brokers have the authority under NYSE Listing Standards to vote shares for which their customers-the beneficial owners-do not provide voting instructions on certain “routine” matters. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm (Item 2) is considered a routine matter for which brokers may vote shares they hold in street name, even in the absence of voting instructions from the beneficial owner. The election of directors (Item 1), and approval of the advisory resolution on executive compensation (Item 3) are not considered routine matters, and a broker cannot vote shares it holds in street name on these items if it has not received voting instructions from the beneficial owner of the shares with respect to these items.

How do I vote if I own common stock through an employee plan? If shares are credited to your account in the Norfolk Southern Corporation Thoroughbred Retirement Investment Plan or the Thrift and Investment Plan, you will receive a voting instruction form from the trustee of that plan. Your instructions submitted by mail, over the telephone, or by Internet serve as voting instructions for the trustee of the plans, Vanguard Fiduciary Trust Company. If your instructions are not received by the trustee by 11:59 p.m. Eastern Daylight Time on May 4, 2026, the trustee will vote your shares for each item on the proxy card in the same proportion as the shares that are voted for that item pursuant to the voting instructions received by the trustee from the other participants in the respective plan. While employee plan participants may instruct the trustee how to vote their plan shares, employee plan participants cannot vote their plan shares during the Annual Meeting.

What if I change my mind after I vote? Any shareholder of record may revoke a previously submitted proxy at any time before the shares are voted by: (a) giving written notice of revocation to our Corporate Secretary; (b) submitting new voting instructions over the telephone or the Internet; (c) delivering a new, validly completed, later-dated proxy card; or (d) joining the 2026 virtual Annual Meeting and voting during the meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, or other nominee, or, if you have obtained a legal proxy from your broker, bank, or other nominee giving you the right to vote your shares, by joining the Annual Meeting via the Internet and voting during the Annual Meeting. Employee plan participants may change their voting instructions by submitting new voting instructions to BetaNXT prior to 11:59 p.m. Eastern Daylight Time on May 4, 2026.

Norfolk Southern Corporation	2026 Proxy Statement 93

Voting and Proxies

How do I participate in the Annual Meeting? The Annual Meeting will be a virtual shareholder meeting through which you can listen to the meeting, submit questions in advance, and vote online. Only shareholders or their legal proxies may participate in the Annual Meeting. The Annual Meeting can be accessed by visiting www.proxydocs.com/NSC and registering with the control number that is printed in the box included in the proxy card or voting instruction card mailed to you. Once you are registered, you will receive an email with a link to access the Annual Meeting. We recommend that you log in a few minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Online access will begin at 7:45 a.m. Eastern Daylight Time. There will be no physical location for in-person attendance at the Annual Meeting.

The virtual meeting is supported across different online browsers and devices (desktops, laptops, tablets and cell phones). Please be certain you have the most updated version of the applicable software and plugins. Also, you should ensure that you have a strong internet connection from wherever you intend to participate in the Annual Meeting.

We are committed to ensuring that shareholders who attend the virtual Annual Meeting are afforded the same rights and opportunities to participate as they would at an in-person meeting, using online tools to ensure shareholder access and participation. The virtual format allows our shareholders the ability to review and/or participate in the Annual Meeting, including the submission of questions online prior to the annual meeting. The virtual meeting format enhances participation by providing an opportunity for participation by all of our shareholders from around the globe, and the virtual meeting format aligns with our broader sustainability goals.

How do I register for the virtual Annual Meeting? The Annual Meeting will be a virtual meeting of the shareholders conducted via live webcast. All shareholders of record on March 2, 2026, who have registered in advance at www.proxydocs.com/NSC are invited to participate in the meeting.

What if I need technical assistance accessing or participating in the virtual Annual Meeting? If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page. Technical support will be available starting at 7:45 a.m. ET.

Can I ask questions at the Annual Meeting? This year’s virtual Annual Meeting will include questions submitted online in advance. You may submit a question in advance of the meeting at www.proxydocs.com/NSC while registering for the Annual Meeting, and logging in with the control number printed in the box included in your proxy card or voting instruction card. Once you are past the login screen, click on “Questions for Management,” type in your question and click “Submit.”

We will try to answer all shareholder questions submitted, subject to time constraints. We ask that you limit your written question to a brief item that is relevant to the Annual Meeting or our business. Questions may be ruled as out of order if they are, among other things, profane, irrelevant to our business, related to pending or threatened litigation, disorderly, or repetitious of statements already made. To avoid repetition, we may group questions by topic with a representative question read aloud and answered.

What is householding? As permitted by the Securities Exchange Act of 1934, we may deliver a single copy of the Annual Report and Proxy Statement to multiple record shareholders sharing an address. This is known as householding. If you would like a separate copy of this Proxy Statement or the 2025 Annual Report now or in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you may contact: J. Jeremy Ballard, Corporate Secretary, Norfolk Southern Corporation, 650 West Peachtree Street, NW, Atlanta, Georgia 30308 (Corporate_Secretary@nscorp.com or telephone 470-463-0400).

Are votes confidential? Who counts the votes? We have policies in place to safeguard the confidentiality of proxies and ballots. BetaNXT, which we have retained to tabulate all proxies and ballots cast at the 2025 Annual Meeting, is bound contractually to maintain the confidentiality of the voting process. In addition, each Inspector of Election will have taken the oath required by Virginia law to execute duties faithfully and impartially.

None of our employees or members of our Board of Directors have access to completed proxies or ballots and, therefore, do not know how individual shareholders vote on any matter. However, when a shareholder writes a question or comment on a proxy or ballot, or when there is a need to determine the validity of a proxy or ballot, our management and/or their representatives may be involved in providing the answer to the question or in determining such validity.

94 2026 Proxy Statement	Norfolk Southern Corporation

NorfolkSouthern.com

WE'RE IN THE BUSINESS OF A BETTER PLANET

Sign up for electronic delivery of future meeting materials.

YOUR VOTE IS IMPORTANT.

Please vote your proxy card or voting instruction form.

© 2026 Norfolk Southern Corporation / All Rights Reserved

Your vote matters! P.O. BOX 8016, CARY, NC 27512-9903 NORFOLK SOUTHERN LOGO Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12-digit control number located in the box above available when you access the website and follow the instructions. Norfolk Southern Corporation Annual Meeting of Shareholders For Shareholders of record as of March 2, 2026 Thursday, May 7, 2026 8:00 AM, Eastern Daylight Time You may attend the meeting via the Internet and vote during the meeting. Please visit www.proxydocs.com/NSC for more details. Internet: www.proxypush.com/NSC • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-844-991-2229 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign, and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/NSC YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Eastern Daylight Time, May 7, 2026 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jason M. Morris and J. Jeremy Ballard , and each or any of them, proxy for the undersigned, with full power of substitution, to represent and vote all shares of Norfolk Southern Corporation common stock held by the undersigned with the same force and effect as the undersigned at the Annual Meeting of Shareholders of Norfolk Southern Corporation to be held virtually on Thursday, May 7, 2026, at 8:00 a.m., Eastern Daylight Time, and at any adjournments, postponements, or rescheduling thereof, upon the matters more fully set forth in the Proxy Statement dated March 27, 2026, and to transact such other business as properly may come before the meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated in each case March 27, 2026. All other proxies heretofore given by the undersigned to vote shares of Norfolk Southern Corporation common stock are expressly revoked hereby. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE OTHER SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS, AND APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Norfolk Southern Corporation Annual Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: ITEMS YOUR VOTE FOR ON ITEMS 1, 2 AND 3 1. Election of Directors FOR AGAINST ABSTAIN 1a Richard H. Anderson 1b William Clyburn, Jr. 1c Philip S. Davidson 1d Francesca A. DeBiase 1e Marcela E. Donadio 1f Sameh Fahmy 1g Mark R. George 1h Mary K. Heitkamp 1i John C. Huffard, Jr. 1j Christopher T. Jones 1k Gilbert H. Lamphere 1l Lori J. Ryerkerk BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR 2. Ratification of the appointment of KPMG LLP, independent registered public accounting firm, as Norfolk Southern's independent auditors for the year ending December 31, 2026. FOR AGAINST ABSTAIN 3. Approval of the advisory resolution on executive compensation, as disclosed in the proxy statement for the 2026 Annual Meeting of Shareholders. NOTE: In addition, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/NSC Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date